UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21413

Name of Fund: BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Floating Rate

             Income Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2019

Date of reporting period: 02/28/2019

Item 1 – Report to Stockholders

FEBRUARY 28, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Limited Duration Income Trust (BLW)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended February 28, 2019, concerns about a variety of political risks and a modest slowdown in global growth led to modest positive returns for the U.S. equity and bond markets. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. At its most recent meeting in late January, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In addition, trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. As Brexit moves forward, the U.K. and the European Union may face significant obstacles. Most recently, Britain’s Parliament voted to extend the deadline for the separation, as policy makers continue to seek the least disruptive ways to disentangle Europe’s second-largest economy from the European Union. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.04)%	4.68%
U.S. small cap equities (Russell 2000® Index)	(8.86)	5.58
International equities (MSCI Europe, Australasia, Far East Index)	(3.58)	(6.04)
Emerging market equities (MSCI Emerging Markets Index)	0.33	(9.89)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	2.04
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.57	4.02
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.99	3.17
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	4.03
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.00	4.31
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of February 28, 2019	BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Overview

BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its managed assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade at the time of investment or, if unrated, are considered by the investment adviser to be of comparable quality. The Fund may invest directly in floating rate debt securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	FRA
Initial Offering Date	October 31, 2003
Current Distribution Rate on Closing Market Price as of February 28, 2019 ($12.93)(a)	5.99%
Current Monthly Distribution per Common Share(b)	$0.0645
Current Annualized Distribution per Common Share(b)	$0.7740
Economic Leverage as of February 28, 2019(c)	28%

(a)

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

(b)

The monthly distribution per Common Share, declared on March 1, 2019, was increased to $0.0695 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	02/28/19	08/31/18	Change	High	Low
Market Price	$12.93	$13.80	(6.30)%	$13.85	$11.63
Net Asset Value	14.55	14.92	(2.48)	14.98	13.75

Market Price and Net Asset Value History For the Past Five Years

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of February 28, 2019 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended February 28, 2019 were as follows:

	6-Month Total Returns	Average Annual Total Returns
		1 Year	3 Years	5 Years
Fund at NAV(a)(b)	1.03%	3.24%	7.29%	4.63%
Fund at Market Price(a)(b)	(2.93)	(5.16)	7.87	3.29
S&P/LSTA Leveraged Loan Index(c)	1.27	3.44	6.69	3.73

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	An unmanaged market value-weighted index (the “Reference Benchmark”) designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

During the period, the largest sector contributors to Fund performance included the technology, health care and consumer cyclical services sectors. By credit rating, the Fund’s B-rated and BB-rated positions were the largest contributors. In terms of asset allocation, the strategy’s core floating rate loan interest (“bank loan”) positions were the largest driver of positive return.

Conversely, on a sector basis, oil field services, chemicals and independent energy were the largest detractors. The Fund’s other positions detracted from a credit rating perspective, largely represented by bank loan liquid products. Finally, the Fund’s strategy for tactical allocations to common equity, high yield corporate bonds and collateralized loan obligations (“CLOs”) detracted from an asset allocation perspective.

Describe recent portfolio activity.

The Fund maintained its tactical positioning throughout the period, most notably with exposure to high yield cash bonds and CLOs. Similarly, the Fund maintained an allocation to liquid bank loan index products throughout the period, adding to and reducing this exposure as market conditions warranted. Over the period, the Fund trimmed exposure to cable & satellite, wirelines and consumer products while adding to aerospace & defense and pharmaceuticals. From a credit quality standpoint, the portfolio remained concentrated on the B- and BB-rated segments of the bank loan market, while maintaining a much smaller allocation to CCC-rated risk. However, the Fund’s strategy reduced this CCC-rated exposure throughout the period.

Derivative usage was modest over the period and included loan index total return swaps, high yield index total return swaps, and options on select equity and credit exchange traded funds. Loan index exposure detracted from performance over the period, while other derivative exposures did not have a meaningful impact on performance.

Describe portfolio positioning at period end.

At period end, the Fund held the majority of its assets in floating rate bank loans. From a sector perspective, the Fund’s largest overweight positions at period end included technology, consumer cyclical services and gaming. By contrast, the portfolio remained underweight to retailers, leisure and automotive names on the view that these sectors face fundamental headwinds. In terms of credit rating, the Fund was largely allocated to B- and BB-rated issues. The portfolio had a much smaller allocation to CCC and below-rated issuers with greater downside potential. Largest issuer overweight positions included Infor (US), Inc. (technology), Sedgewick Claims Management Services, Inc. (financial other) and SS&C Technologies (technology). Tactical positioning remains focused on high yield bonds and CLOs as well as bank loan liquid products.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	5

Fund Summary as of February 28, 2019 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

	02/28/19	08/31/18
Floating Rate Loan Interests	93%	94%
Investment Companies	3	—	(a)
Corporate Bonds	2	3
Short-Term Securities	1	—	(a)
Asset-Backed Securities	1	3
Common Stocks(a)	—	—
Other(b)	—	—

(a)	Representing less than 1% of the Fund’s total investments.
(b)	Includes a less than 1% holding in each of the following investment types: Options Purchased, Other Interests, Preferred Securities, Rights and Warrants.

CREDIT QUALITY ALLOCATION (c)(d)

	02/28/19	08/31/18
A(a)	—	—
BBB/Baa	9%	8%
BB/Ba	35	41
B	50	45
CCC/Caa	2	4
N/R	4	2

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (S&P) or Moody’s Investors Service (“Moody’s”). if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes Options Purchased and Short-Term Securities.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of February 28, 2019	BlackRock Limited Duration Income Trust

Fund Overview

BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”) investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities, asset-backed securities and U.S. Government and agency securities;

•	senior, secured floating rate loans made to corporate and other business entities; and

•

U.S. dollar-denominated securities of U.S. and non-U.S. issuers rated below investment grade at the time of investment or unrated and deemed by the investment adviser to be of comparable quality and, to a limited extent, non-U.S. dollar denominated securities of non-U.S. issuers rated below investment grade or unrated and deemed by the investment adviser to be of comparable quality.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	BLW
Initial Offering Date	July 30, 2003
Current Distribution Rate on Closing Market Price as of February 28, 2019 ($14.84)(a)	6.43%
Current Monthly Distribution per Common Share(b)	$0.0795
Current Annualized Distribution per Common Share(b)	$0.9540
Economic Leverage as of February 28, 2019(c)	25%

(a)

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	02/28/19	08/31/18	Change	High	Low
Market Price	$14.84	$15.06	(1.46)%	$15.09	$13.00
Net Asset Value	16.54	16.71	(1.02)	16.77	15.57

Market Price and Net Asset Value History For the Past Five Years

FUND SUMMARY	7

Fund Summary as of February 28, 2019 (continued)	BlackRock Limited Duration Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended February 28, 2019 were as follows:

		Average Annual Total Returns
	6-Month Total Returns	1 Year	3 Years	5 Years
Fund at NAV(a)(b)	2.35%	4.72%	9.42%	5.89%
Fund at Market Price(a)(b)	1.89	3.93	10.00	4.62
Reference Benchmark(c)	1.79	3.67	6.08	3.32
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(d)	2.00	4.31	9.80	4.54
S&P/LSTA Leveraged Loan Index(e)	1.27	3.44	6.69	3.73
BATS S Benchmark(f)	2.01	3.17	1.81	1.62

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (33.33%), the S&P/LSTA Leveraged Loan Index (33.33%), and the BATS S Benchmark (33.34%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(e)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
(f)

A composite index comprised of Bloomberg Barclays ABS 1-3 Year AAA Rated ex Home Equity Index, Bloomberg Barclays Corporate 1-5 year Index, Bloomberg Barclays CMBS Investment Grade 1-3.5 Yr. Index, Bloomberg Barclays MBS 15 Yr Index and Bloomberg Barclays Credit Ex-Corporate 1-5 Yr Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

The largest contributors to the Fund’s performance over the period were its allocations to floating rate loan interests (“bank loans”), high yield corporate bonds and asset-backed securities (“ABS”). The Fund’s duration (sensitivity to interest rate changes) and yield curve positioning also contributed to returns.

The largest detractor from the Fund’s performance came from exposure to investment grade corporate bonds and mortgage-backed securities (“MBS”).

Describe recent portfolio activity.

Given the investment adviser’s view that both interest rates and the London Inter-bank Offering Rate (“LIBOR”) (a common reference rate for bank loans) would move higher, the Fund’s allocation was rotated to a more defensive posture during the period. The allocation to high yield corporates was reduced by more than 30% during the period, with the proceeds rotated into floating rate bank loans in an effort to protect the Fund from higher funding costs associated with rising LIBOR rates. Consistent with the investment adviser’s expectations for rising interest rates, the Fund maintained a relatively short duration profile.

Describe portfolio positioning at period end.

At period end, the Fund maintained a diversified allocation to non-government spread sectors such as high yield corporate bonds, bank loans, investment grade corporate bonds, commercial mortgage-backed securities, ABS, agency and non-agency residential MBS. Additionally, the Fund held emerging market debt and foreign sovereign debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of February 28, 2019 (continued)	BlackRock Limited Duration Income Trust

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

	02/28/19	08/31/18
Corporate Bonds	46%	45%
Floating Rate Loan Interests	30	29
Preferred Securities	7	7
Asset-Backed Securities	5	8
U.S. Government Sponsored Agency Securities	4	3
Foreign Agency Obligations	2	3
U.S. Treasury Obligations	2	—
Non-Agency Mortgage-Backed Securities	2	5
Investment Companies	1	—
Short-Term Securities	1	—	(a)
Other(b)	—	—

(a)	Representing less than 1% of the Fund’s total investments.
(b)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Other Interests, and Warrants.

CREDIT QUALITY ALLOCATION (c)(d)

	02/28/19	08/31/18
AAA/Aaa	6%	4%
AA/Aa	1	1
A	5	5
BBB/Baa	16	21
BB/Ba	34	31
B	29	27
CCC/Caa	5	6
N/R(e)	4	5

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes Options Purchased, Options Written and Short-Term Securities.
(e)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

FUND SUMMARY	9

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

Each Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1⁄3% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the reverse repurchase agreements (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) February 28, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.2%

Chemicals — 0.0%
GEO Specialty Chemicals, Inc.(a)(b)		1,108,709	$210,654

Diversified Financial Services — 0.1%
Kcad Holdings I Ltd.(a)(b)		309,827,230	594,868

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(b)		14,906	641

Metals & Mining — 0.0%
Preferred Proppants LLC(a)		12,198	30,495

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(b)		1,860	11,997

Software — 0.0%
Avaya Holdings Corp.(b)		62	960

Utilities — 0.1%
Texgen LLC(a)(b)		8,431	324,594

Total Common Stocks — 0.2% (Cost — $4,368,392)			1,174,209

		Par (000)

Asset-Backed Securities — 1.0%
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, 4.91%, 10/21/28(c)(d)	USD	250	246,668
Ares XXXVR CLO Ltd., Series 2015-35RA, Class C, 4.69%, 07/15/30(c)(d)		350	337,227
Cedar Funding II CLO Ltd., Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.23%), 3.83%, 06/09/30(c)(e)		500	498,546
CIFC Funding Ltd., Series 2018-4A, Class B, 4.53%, 10/17/31(c)(d)		425	413,796
Golden Tree Loan Management US CLO Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.20%), 4.96%, 04/20/29(c)(e)		250	247,032
Harbor Park CLO Ltd., Series 2018-1A, Class B1, 4.54%, 01/20/31(c)(d)		500	498,256
LCM XVIII LP, Series 18A, Class INC, 0.00%, 04/20/31(c)(d)		1,250	722,962
LCM XXIV Ltd., Series 24A, Class C, (3 mo. LIBOR US + 2.25%), 5.01%, 03/20/30(c)(e)		500	490,002
OZLM XIX Ltd., Series 2017-19A, Class C, 5.89%, 11/22/30(c)(d)		250	247,083
Palmer Square CLO Ltd., Series 2018-1A, Class A2, 4.23%, 04/18/31(c)(d)		250	244,192
RR 5 Ltd., Series 2018-5A, Class B, 5.04%, 10/15/31(c)(d)		750	734,118
TICP CLO XII Ltd., Series 2018-12A, Class C, 4.81%, 01/15/31(c)(d)		250	244,063
Voya CLO Ltd., Series 2014-4A, Class BR2, 4.89%, 07/14/31(c)(d)		400	389,682

Total Asset-Backed Securities — 1.0% (Cost — $5,690,443)			5,313,627

Corporate Bonds — 3.3%

Aerospace & Defense — 0.5%
TransDigm, Inc., 6.25%, 03/15/26(c)		2,502	2,558,295

Banks — 0.0%
CIT Group, Inc., 5.00%, 08/01/23		135	140,117

Security		Par (000)	Value

Capital Markets — 0.3%
Blackstone CQP Holdco LP(c):
6.50%, 03/20/21	USD	1,536	$1,534,080
6.00%, 08/18/21		249	246,510

			1,780,590

Chemicals — 0.6%
Chemours Co., 6.63%, 05/15/23		800	830,040
GEO Specialty Chemicals, Inc., 15.24%, 10/18/25(a)		1,984	2,103,891

			2,933,931

Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(c)		421	443,945

Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/01/20(a)		1,061	—

Health Care Providers & Services — 0.0%
NVA Holdings, Inc., 6.88%, 04/01/26(c)		188	181,420

Health Care Services — 0.0%
Aveta, Inc. Escrow, 7.00%, 04/01/19(a)		1,347	—

Machinery — 0.0%
Colfax Corp., 6.00%, 02/15/24(c)		203	209,598

Media — 0.3%
Clear Channel Worldwide Holdings, Inc.:
7.63%, 03/15/20		545	545,273
6.50%, 11/15/22		968	989,780
CSC Holdings LLC, 10.88%, 10/15/25(c)		79	91,640

			1,626,693

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		1,070	1,057,962
3.88%, 03/15/23		625	615,925

			1,673,887

Oil, Gas & Consumable Fuels — 0.8%
CNX Resources Corp., 5.88%, 04/15/22		2,252	2,274,520
CONSOL Energy, Inc., 11.00%, 11/15/25(c)		985	1,120,437
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(c)		852	732,720

			4,127,677

Pharmaceuticals — 0.0%
Bausch Health Cos., Inc., 5.75%, 08/15/27(c)(f)		91	91,796

Software — 0.4%
Infor US, Inc., 6.50%, 05/15/22		1,176	1,199,249
Informatica LLC, 7.13%, 07/15/23(c)		658	666,304

			1,865,553

Total Corporate Bonds — 3.3% (Cost — $18,373,169)			17,633,502

Floating Rate Loan Interests(e) — 131.6%

Aerospace & Defense — 2.8%
Accudyne Industries LLC, 2017 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.49%, 08/18/24		3,710	3,706,285
Atlantic Aviation FBO, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 6.27%, 11/29/25(a)		1,172	1,179,325
DAE Aviation Holdings, Inc.:
1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.24%, 07/07/22		504	504,124
2019 Term Loan B, 01/23/26(g)		3,070	3,077,021
Term Loan, 01/23/26(g)		1,650	1,654,312

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)
TransDigm, Inc., 2018 Term Loan F, 06/09/23(g)	USD	4,371	$4,316,128
WP CPP Holdings LLC, 2018 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.51%, 04/30/25		401	399,323

			14,836,518

Air Freight & Logistics — 0.3%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, 01/15/25(g)		1,197	1,262,420
XPO Logistics, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.49%, 02/24/25		266	263,238

			1,525,658

Airlines — 0.6%
Allegiant Travel Co., Term Loan B, (3 mo. LIBOR + 4.50%), 7.23%, 01/15/24(a)		1,497	1,493,257
American Airlines, Inc.(g):
2017 1st Lien Term Loan, 10/12/21		1,230	1,224,479
Repriced TL B due 2023, 04/28/23		513	505,565

			3,223,301

Auto Components — 0.7%
USI, Inc., 2017 Repriced Term Loan, 05/16/24(g)		2,196	2,174,462
Wand NewCo 3, Inc., 2019 1st Lien Term Loan, 02/05/26(g)		1,423	1,426,202

			3,600,664

Banks — 0.3%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.99%, 11/01/24		1,621	1,594,981

Beverages — 0.2%
Jacobs Douwe Egberts International BV, 2018 USD Term Loan B, (1 mo. LIBOR + 2.00%), 4.56%, 11/01/25		817	811,319

Building Materials — 0.2%
Allied Universal HoldCo LLC, 2015 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.24%, 07/28/22		834	818,310
USAGM HoldCo LLC, 2015 2nd Lien Term Loan, (1 mo. LIBOR + 8.50%, 1.00% Floor), 10.99%, 07/28/23		456	439,517

			1,257,827

Building Products — 1.0%
CPG International, Inc., 2017 Term Loan, (6 mo. LIBOR + 3.75%, 1.00% Floor), 6.63%, 05/05/24(a)		1,427	1,416,259
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 4.80%, 12/14/24		1,205	1,184,229
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 6.06%, 12/19/23		2,693	2,672,735

			5,273,223

Capital Markets — 1.6%
Duff & Phelps Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 02/13/25		854	837,017
EIG Management Co. LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 6.24%, 02/22/25		1,691	1,680,699
Fortress Investment Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.49%, 12/27/22		1,337	1,326,740
Greenhill & Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.46%, 10/12/22		1,478	1,482,134
GreenSky Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.75%, 03/31/25		1,067	1,056,940
RPI Finance Trust, Term Loan B6, 03/27/23(g)		2,403	2,398,279

			8,781,809

Security		Par (000)	Value

Chemicals — 5.6%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.80%, 01/31/24	USD	4,767	$4,679,831
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 4.55%, 06/01/24		3,551	3,512,180
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 05/16/24		1,433	1,399,438
Chemours Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 4.25%, 04/03/25		1,443	1,427,042
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.30%, 06/28/24		614	608,239
Encapsys LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 11/07/24		1,037	1,022,466
Evergreen Acqco 1 LP, Term Loan, (3 mo. LIBOR + 3.75%), 6.53%, 07/09/19		439	416,035
Invictus US LLC:
1st Lien Term Loan, (2 mo. LIBOR + 3.00%), 5.58%, 03/28/25		1,636	1,629,672
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 9.24%, 03/25/26(a)		430	425,700
Messer Industries LLC, 2018 USD Term Loan, 10/01/25(g)		4,371	4,338,217
Oxea Holding Drei GmbH, 2017 Term Loan B2, (1 mo. LIBOR + 3.50%), 6.06%, 10/14/24		3,646	3,630,913
Plaskolite LLC, 1st Lien Term Loan, 12/12/25(g)		1,029	1,031,713
PQ Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 5.24%, 02/08/25		2,719	2,698,137
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.25%), 5.76%, 10/01/25		1,598	1,587,022
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.56%, 08/07/20		422	419,353
Vectra Co., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.74%, 03/08/25		942	900,655

			29,726,613

Commercial Services & Supplies — 7.9%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 4.67%, 11/10/23		3,140	3,135,129
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 4.24%, 03/11/25		274	272,514
Asurion LLC:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.99%, 08/04/25		2,292	2,325,899
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 5.49%, 08/04/22		1,748	1,746,214
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 5.49%, 11/03/23		2,983	2,980,066
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 5.49%, 11/03/24		1,174	1,173,372
BrightView Landscapes LLC, 2018 1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 5.00%, 08/15/25		1,875	1,869,150
Camelot UK Holdco Ltd., 2017 Repriced Term Loan, 10/03/23(g)		5,085	5,064,330
Catalent Pharma Solutions, Inc., Term Loan B, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.74%, 05/20/24		1,913	1,904,871
Creative Artists Agency LLC, 2018 Term Loan B, (PRIME + 2.00%), 5.48%, 02/15/24		3,037	3,012,755
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.55%, 05/09/25		581	510,380

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.49%, 05/30/25	USD	3,274	$3,216,514
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 7.55%, 11/03/23		883	834,464
KAR Auction Services, Inc., Term Loan B5, (3 mo. LIBOR + 2.50%), 5.31%, 03/09/23(a)		2,511	2,504,267
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 05/02/22		2,760	2,750,969
Verisure Holding AB, EUR Term Loan B1E, (EURIBOR + 3.00%), 3.00%, 10/20/22	EUR	1,000	1,123,550
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.99%, 08/27/25(a)	USD	4,996	5,002,511
West Corp., 2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.63%, 10/10/24		3,271	3,089,353

			42,516,308

Communications Equipment — 1.2%
Avantor, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.57%, 11/21/24		3,865	3,871,607
Avaya, Inc., 2018 Term Loan B, (2 mo. LIBOR + 4.25%), 6.78%, 12/15/24		1,454	1,451,293
Ciena Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.48%, 09/26/25		1,064	1,062,241

			6,385,141

Construction & Engineering — 1.4%
AECOM, Term Loan B, (1 mo. LIBOR + 1.75%), 4.24%, 03/13/25		723	712,849
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, 06/21/24(g)		3,194	3,115,137
Pike Corp., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.00%, 03/23/25		777	776,245
Ply Gem Midco, Inc., 2018 Term Loan, (3 mo. LIBOR + 3.75%), 6.55%, 04/12/25		454	440,811
SRS Distribution, Inc., 2018 1st Lien Term Loan, 05/23/25(g)		1,387	1,358,212
USIC Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 12/08/23		913	900,093

			7,303,347

Construction Materials — 1.9%
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.72%, 08/01/24		3,130	3,101,484
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.49%, 03/29/25		4,893	4,872,230
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.49%, 08/13/25(a)		812	795,787
GYP Holdings III Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.74%, 06/01/25		430	416,762
Xella International GmbH, 2017 EUR Term Loan B, (Euribor + 4.00%), 4.00%, 04/11/24	EUR	1,000	1,119,205

			10,305,468

Containers & Packaging — 1.6%
Berry Global, Inc., Term Loan Q, 10/01/22(g)	USD	4,540	4,524,360
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 6.03%, 04/03/24		1,912	1,871,748
Flex Acquisition Co., Inc.:
1st Lien Term Loan, 12/29/23(g)		746	732,087
2018 Incremental Term Loan, (1 mo. LIBOR + 3.25%), 5.76%, 06/29/25		1,514	1,489,528

			8,617,723

Security		Par (000)	Value

Distributors — 1.1%
American Builders & Contractors Supply Co., Inc., 2018 Term Loan B, 10/31/23(g)	USD	3,126	$3,104,386
TriMark USA LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 6.00%, 08/28/24		3,284	2,837,681

			5,942,067

Diversified Consumer Services — 3.4%
Ascend Learning LLC, 2017 Term Loan B, 07/12/24(a)(g)		1,360	1,346,833
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%), 4.24%, 11/07/23		2,903	2,875,950
CHG PPC Parent LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 03/31/25(a)		692	684,610
Equian LLC, Add on Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 05/20/24		1,863	1,835,622
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 6.55%, 07/12/25		1,398	1,391,502
J.D. Power and Associates, 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.24%, 09/07/23		1,389	1,380,553
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.74%, 05/15/24		1,177	1,153,437
Serta Simmons Bedding LLC:
1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.01%, 11/08/23		953	791,274
2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 10.49%, 11/08/24		126	84,188
ServiceMaster Co., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.99%, 11/08/23		962	956,978
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 6.03%, 11/14/22		2,985	2,951,960
Uber Technologies, 2018 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.52%, 04/04/25		1,294	1,293,500
Weight Watchers International, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.75%), 7.56%, 11/29/24		1,544	1,495,380

			18,241,787

Diversified Financial Services — 1.9%
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 04/04/24		4,032	4,022,175
CRCI Longhorn Holdings, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 6.02%, 08/08/25		731	716,544
Edelman Financial Center LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 6.04%, 07/21/25		785	783,367
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 6.81%, 02/07/25		1,193	1,160,694
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.99%, 07/03/24		1,935	1,921,211
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.99%, 09/06/25		1,033	1,008,866
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (2 mo. LIBOR + 4.25%), 6.90%, 07/30/25		730	721,043

			10,333,900

Diversified Telecommunication Services — 4.2%
CenturyLink, Inc.:
2017 Term Loan A, (1 mo. LIBOR + 2.75%), 5.24%, 11/01/22		607	604,009
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 01/31/25		2,850	2,804,321
Consolidated Communications, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.50%, 10/04/23		413	401,855

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Frontier Communications Corp., Delayed Draw Term Loan A, (1 mo. LIBOR + 2.75%), 5.25%, 03/31/21	USD	837	$824,772
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.49%, 05/16/24		1,492	1,474,561
Level 3 Financing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.73%, 02/22/24		2,862	2,848,694
MTN Infrastructure TopCo, Inc, 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.49%, 11/15/24		1,917	1,903,939
Sprint Communications, Inc.:
1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 5.00%, 02/02/24		1,634	1,611,693
2018 Term Loan B, 02/02/24(g)		1,539	1,519,762
TDC A/S, Term Loan, (EURIBOR + 2.75%), 2.75%, 06/04/25	EUR	820	931,646
Telenet Financing USD LLC, Term Loan AN, (1 mo. LIBOR + 2.25%), 4.74%, 08/15/26	USD	2,982	2,938,302
Telesat Canada, Term Loan B4, (3 mo. LIBOR + 2.50%), 5.31%, 11/17/23		812	807,585
Virgin Media Investment Holdings Ltd., Term Loan L, (LIBOR GBP + 3.25%), 3.98%, 01/15/27	GBP	1,000	1,309,439
Zayo Group LLC:
2017 Incremental Term Loan, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.74%, 01/19/24	USD	290	288,318
2017 Term Loan B1, (1 mo. LIBOR + 2.00%), 4.49%, 01/19/21		2,359	2,348,973

			22,617,869

Electric Utilities — 0.9%
Dayton Power & Light Co., Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 08/24/22(a)		514	512,159
TEX Operations Co. LLC, Exit Term Loan B, (1 mo. LIBOR + 2.00%), 4.49%, 08/04/23		2,020	2,013,578
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 1.00%, 11/10/19(a)		1,710	—
Vistra Energy Corp., 1st Lien Term Loan B3, (1 mo. LIBOR + 2.00%), 4.48%, 12/31/25		1,969	1,959,833
Vistra Operations Co. LLC, 2016 Term Loan B2, (1 mo. LIBOR + 2.25%), 4.74%, 12/14/23		365	364,299

			4,849,869

Electrical Equipment — 0.8%
Gates Global LLC, 2017 Repriced Term Loan B, 04/01/24(g)		4,306	4,289,477

Energy Equipment & Services — 1.2%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.49%, 03/01/24		985	781,445
GrafTech Finance, Inc., 2018 Term Loan B, 02/12/25(g)		1,923	1,916,176
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 10.23%, 11/08/22		845	840,775
Seadrill Partners Finco LLC, Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 8.80%, 02/21/21		617	514,691
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 2.30%), 4.80%, 07/13/20		1,061	1,036,940
Woodford Express LLC, 2018 Term Loan B, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.49%, 01/17/25		1,202	1,159,003

			6,249,030

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) — 2.5%
Capital Automotive LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 5.00%, 03/24/24	USD	759	$746,519
Iron Mountain, Inc., 2018 Term Loan B, 01/02/26(a)(g)		1,085	1,063,271
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, 03/21/25(g)		5,097	5,066,244
RHP Hotel Properties LP, 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.78%, 05/11/24		1,346	1,338,878
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 4.48%, 12/20/24		5,381	5,347,206

			13,562,118

Food & Staples Retailing — 1.6%
Albertsons LLC, Term Loan B7, 11/17/25(g)		1,887	1,872,449
Hearthside Food Solutions LLC:
2018 Incremental Term Loan, 05/23/25(g)		1,892	1,881,594
2018 Term Loan B, (1 mo. LIBOR + 3.68%), 6.18%, 05/23/25		582	574,206
Hostess Brands LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 4.89%, 08/03/22		2,533	2,493,722
US Foods, Inc., 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 4.49%, 06/27/23		1,598	1,587,361

			8,409,332

Food Products — 2.7%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.26%, 10/01/25		574	574,718
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.99%, 10/10/23		2,213	2,146,135
JBS USA LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 5.26%, 10/30/22		5,015	4,999,596
Post Holdings, Inc., 2017 Series A Incremental Term Loan, (1 mo. LIBOR + 2.00%), 4.49%, 05/24/24		1,579	1,572,631
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 5.24%, 02/05/23		5,074	5,048,125

			14,341,205

Gas Utilities — 0.3%
AL Midcoast Holdings LLC, 2018 Term Loan B, 07/31/25(g)		1,582	1,567,306

Health Care Equipment & Supplies — 2.1%
Agiliti Health, Inc., Term Loan, (UNFND + 3.00%), 5.56%, 01/04/26(a)		737	736,079
CryoLife, Inc., Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 6.05%, 11/14/24(a)		1,822	1,821,600
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.80%, 06/15/21		3,544	3,540,166
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 5.55%, 09/24/24		835	798,786
Orchid Orthopedic Solutions LLC, 1st Lien Term Loan, 02/26/26(a)(g)		611	607,945
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.75%, 06/30/25		3,892	3,849,535

			11,354,111

Health Care Providers & Services — 7.2%
Acadia Healthcare Co., Inc., 2018 Term Loan B4, (1 mo. LIBOR + 2.50%), 4.99%, 02/16/23		597	595,070
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.99%, 06/30/25		824	824,544
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, 06/07/23(g)		4,020	3,999,133

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Concentra, Inc.:
2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 5.27%, 06/01/22	USD	1,840	$1,828,822
2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 1.00% Floor), 9.02%, 06/01/23		1,870	1,870,000
DaVita HealthCare Partners, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 06/24/21		822	818,575
DentalCorp Perfect Smile ULC:
1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.24%, 06/06/25		865	855,390
Delayed Draw Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.58%, 06/06/25		159	157,573
Diplomat Pharmacy, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 7.00%, 12/20/24(a)		998	908,416
DuPage Medical Group Ltd.:
2018 Term Loan, (1 mo. LIBOR + 2.75%), 5.24%, 08/15/24		853	836,490
2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 9.49%, 08/15/25		395	379,200
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.24%, 10/10/25		2,468	2,370,218
Explorer Holdings, Inc., 2016 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.55%, 05/02/23		1,064	1,063,636
Gentiva Health Services, Inc.:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.25%, 07/02/25(a)		1,589	1,591,093
2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 9.50%, 07/02/26		787	799,831
HC Group Holdings III, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 6.24%, 04/07/22		2,019	1,993,813
HCA, Inc.:
2018 Term Loan B10, (1 mo. LIBOR + 2.00%), 4.49%, 03/13/25		1,360	1,359,249
Term Loan B11, (1 mo. LIBOR + 1.75%), 4.24%, 03/18/23		1,796	1,794,881
LGC Science Holdings Ltd., USD Term Loan B3, (1 mo. LIBOR + 3.50%), 5.99%, 03/08/23		1,000	967,500
Lifescan Global Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 6.00%), 8.80%, 09/27/24		361	346,260
MPH Acquisition Holdings LLC, 2016 Term Loan B, 06/07/23(g)		3,894	3,850,770
National Mentor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.00%), 5.80%, 01/31/21		475	474,545
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.99%, 10/20/22		1,782	1,744,425
NVA Holdings, Inc., Term Loan B3, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 02/02/25		2,046	1,998,917
ScribeAmerica Intermediate Holdco LLC, 2018 Term Loan, (1 mo. LIBOR + 4.50%), 7.01%, 04/03/25(a)		1,122	1,116,563
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 02/06/24		1,556	1,402,571
Vizient, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 02/13/23		613	610,928
WP CityMD Bidco LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.30%, 06/07/24		1,047	1,026,350
Zotec Partners LLC, 2018 Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.49%, 02/14/24(a)		1,217	1,213,708

			38,798,471

Security		Par (000)	Value

Health Care Services — 0.2%
Sound Inpatient Physicians:
2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 5.24%, 06/27/25	USD	700	$696,978
2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 9.24%, 06/26/26		382	379,135

			1,076,113

Health Care Technology — 2.1%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 03/01/24		2,688	2,666,310
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.49%, 10/10/25		1,082	1,074,221
Press Ganey Holdings, Inc.:
2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 10/23/23		1,907	1,893,768
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 1.00% Floor), 8.99%, 10/21/24		580	576,860
Quintiles IMS, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.80%, 03/07/24		499	498,731
VVC Holding Corp., 2019 Term Loan B, (3 mo. LIBOR + 4.50%), 7.20%, 02/11/26		4,469	4,441,069

			11,150,959

Hotels, Restaurants & Leisure — 10.2%
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 4.53%, 10/19/24		1,315	1,304,811
Boyd Gaming Corp., Term Loan B3, 09/15/23(g)		3,861	3,837,623
Bronco Midstream Funding LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 5.99%, 08/14/23		596	593,301
Burger King Newco Unlimited Liability Co., Term Loan B3, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.74%, 02/16/24		6,806	6,747,689
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, 12/22/24(g)		4,650	4,632,025
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 4.74%, 08/08/21		1,554	1,545,589
CEC Entertainment, Inc., Term Loan B, 02/14/21(g)		1,565	1,525,289
ESH Hospitality, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.49%, 08/30/23		2,837	2,816,283
Four Seasons Hotels Ltd., 1st Lien Term Loan, 11/30/23(g)		801	796,161
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.80%, 12/01/23		149	148,364
GVC Holdings PLC:
2018 EUR Term Loan, (EURIBOR + 2.75%), 2.75%, 03/29/24	EUR	991	1,124,638
2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.99%, 03/29/24	USD	938	935,859
Hilton Worldwide Finance LLC, Term Loan B2, (1 mo. LIBOR + 1.75%), 4.24%, 10/25/23		1,955	1,953,442
IRB Holding Corp., 1st Lien Term Loan, 02/05/25(g)		3,782	3,750,093
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 4.23%, 04/03/25		1,423	1,413,963
Lakeland Tours LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.79%, 12/15/24		1,050	1,040,201
Marriott Ownership Resorts, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.74%, 08/29/25		1,225	1,220,406
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, (3 mo. LIBOR + 2.25%), 4.84%, 10/15/25		605	601,975
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 04/29/24		1,266	1,235,994

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Sabre GLBL, Inc., 2018 Term Loan B, 02/22/24(g)	USD	2,843	$2,832,945
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 5.31%, 08/14/24		3,010	2,981,814
Stars Group Holdings BV, 2018 Incremental Term Loan, (3 mo. LIBOR + 3.50%), 6.30%, 07/10/25		5,965	5,963,320
Station Casinos LLC, 2016 Term Loan B, 06/08/23(g)		2,813	2,798,510
Tackle S.A.R.L, 2017 EUR Term Loan, 1.00%, 08/08/22	EUR	1,000	1,131,580
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 4.24%, 05/30/25	USD	1,581	1,572,468

			54,504,343

Household Products — 0.4%
Energizer Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.74%, 12/17/25		709	708,114
Mastronardi Produce Ltd., Term Loan B, (1 mo. LIBOR + 3.25%), 5.76%, 05/01/25		587	582,647
SIWF Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 6.73%, 06/15/25		876	871,222

			2,161,983

Independent Power and Renewable Electricity Producers — 1.7%
AES Corp., 2018 Term Loan B, (3 mo. LIBOR + 1.75%), 4.38%, 05/31/22		746	744,336
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.99%, 01/15/25		1,247	1,234,120
Calpine Corp., Term Loan B6, (3 mo. LIBOR + 2.50%), 5.31%, 01/15/23		1,819	1,809,186
Compass Power Generation LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.99%, 12/20/24		1,145	1,142,048
EIF Channelview Cogeneration LLC, 2018 Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.75%, 05/03/25		437	437,987
Granite Acquisition, Inc.:
Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.30%, 12/19/21		2,042	2,040,358
Term Loan C, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.30%, 12/19/21		273	272,753
NRG Energy, Inc., 2016 Term Loan B, (1 mo. LIBOR + 1.75%), 4.24%, 06/30/23		1,600	1,591,712

			9,272,500

Industrial Conglomerates — 1.0%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.63%, 11/30/23(a)		4,055	3,923,747
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.78%, 11/28/21		1,542	1,513,426

			5,437,173

Insurance — 3.9%
Achilles Acquisition LLC, 2018 Term Loan, (1 mo. LIBOR + 4.00%), 6.50%, 10/03/25		823	817,856
Alliant Holdings I, Inc., 2018 Term Loan B, 05/09/25(g)		3,529	3,485,395
AmWINS Group, Inc., 2017 Term Loan B, 01/25/24(g)		3,508	3,487,675
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.25%), 5.74%, 10/22/24		1,564	1,548,305
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.49%, 12/02/24		1,833	1,803,170

Security		Par (000)	Value

Insurance (continued)
Hub International Ltd., 2018 Term Loan B, (3 mo. LIBOR + 2.75%), 5.51%, 04/25/25	USD	1,970	$1,949,541
Sedgwick Claims Management Services, Inc., Term Loan B, 12/31/25(g)		7,035	6,997,363
Stratose Intermediate Holdings II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 06/22/23		823	816,139

			20,905,444

Interactive Media & Services — 1.3%
Go Daddy Operating Co. LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 4.74%, 02/15/24		2,975	2,967,741
Inmar Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.99%, 05/01/24		1,024	994,180
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.74%, 11/03/23		1,817	1,728,142
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.24%, 05/06/24		1,240	1,180,188

			6,870,251

Internet & Direct Marketing Retail — 0.3%
Harbor Freight Tools USA, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.99%, 08/18/23		1,450	1,429,139

IT Services — 5.6%
Access CIG LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.24%, 02/27/25		663	655,495
Altran Technologies SA, 1st Lien Term Loan, (3 mo. LIBOR + 2.25%), 5.04%, 03/20/25		675	661,739
Epicor Software Corp., 1st Lien Term Loan, 06/01/22(g)		1,190	1,179,100
Evertec Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 4.74%, 11/27/24		923	920,120
First Data Corp., 2024 Term Loan, (1 mo. LIBOR + 2.00%), 4.49%, 04/26/24		8,069	8,056,530
Flexential Intermediate Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 6.30%, 08/01/24		1,353	1,278,467
Global Payments, Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 4.24%, 04/21/23		823	817,080
2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 4.24%, 10/17/25		275	272,594
Greeneden US Holdings II LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.74%, 12/01/23		2,028	2,004,586
Optiv Security, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 02/01/24(a)		858	821,252
Peak 10 Holding Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.99%, 08/01/25		1,295	1,130,962
TKC Holdings, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.25%, 02/01/23		1,093	1,079,619
2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 10.50%, 02/01/24		823	799,166
Trans Union LLC:
2018 Term Loan B4, (1 mo. LIBOR + 2.00%), 4.49%, 06/19/25		18	17,798
Term Loan B3, (1 mo. LIBOR + 2.00%), 4.49%, 04/10/23		4,956	4,929,435
WEX, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.25%), 4.74%, 06/30/23		3,893	3,871,487
Worldpay LLC, 2018 1st Lien Term Loan B4, 08/09/24(g)		1,710	1,697,242

			30,192,672

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Leisure Products — 0.2%
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.30%, 06/19/24(a)	USD	1,021	$1,008,001

Life Sciences Tools & Services — 0.2%
Albany Molecular Research, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 08/30/24		555	551,582
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 1.00% Floor), 9.49%, 08/30/25		395	387,594

			939,176

Machinery — 1.9%
Clark Equipment Co., 2018 Term Loan B, (3 mo. LIBOR + 2.00%), 4.80%, 05/18/24		881	869,723
Columbus McKinnon Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 5.30%, 01/31/24		167	166,769
Gardner Denver, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 07/30/24		2,339	2,336,366
Infiltrator Systems, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.80%, 05/27/22(a)		1,942	1,932,300
Titan Acquisition Ltd., 2018 Term Loan B, 03/28/25(g)		3,946	3,788,028
Welbilt, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.99%, 10/23/25(a)		993	987,786

			10,080,972

Media — 9.3%
Altice Financing SA:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 5.23%, 01/31/26(a)		713	691,783
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 07/15/25		243	234,790
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 6.49%, 08/14/26		4,360	4,234,720
Charter Communications Operating LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 04/30/25		4,441	4,426,041
CSC Holdings LLC:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 4.74%, 07/17/25		1,355	1,336,675
2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.99%, 01/25/26		1,682	1,671,773
Gray Television, Inc.:
2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.76%, 02/07/24		607	603,421
2018 Term Loan C, (1 mo. LIBOR + 2.50%), 5.01%, 01/02/26		1,457	1,452,265
Hubbard Radio LLC, 2015 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.00%, 03/28/25		220	218,126
iHeartCommunications, Inc.(b)(h):
Extended Term Loan E, 0.00%, 07/30/19		515	358,569
Term Loan D, 0.00%, 07/30/19		4,071	2,837,611
Intelsat Jackson Holdings SA, 2017 Term Loan B4, 01/02/24(g)		1,921	1,947,048
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.75%, 12/01/23(a)		2,502	2,495,693
Lions Gate Capital Holdings LLC, 2018 Term Loan B, 03/24/25(g)		1,613	1,603,825
Live Nation Entertainment, Inc., Term Loan B3, (1 mo. LIBOR + 1.75%), 4.25%, 10/31/23		474	471,167

Security		Par (000)	Value

Media (continued)
MCC Iowa LLC, Term Loan N, (1 Week LIBOR + 1.75%), 4.17%, 02/15/24	USD	1,073	$1,060,853
Meredith Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 01/31/25		849	848,664
MH Sub I LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.24%, 09/13/24		837	830,958
Numericable Group SA, Term Loan B12, (1 mo. LIBOR + 3.68%), 6.18%, 01/31/26		538	520,024
PSAV Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.86%, 03/01/25		1,027	1,006,948
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.49%, 02/01/24		1,351	1,342,710
Sinclair Television Group, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%), 4.75%, 01/03/24		192	191,156
Trader Corp., 2017 Term Loan B, 09/28/23(a)(g)		3,501	3,474,774
Tribune Media Co., Term Loan C, (1 mo. LIBOR + 3.00%), 5.49%, 01/27/24		3,696	3,691,264
Unitymedia Finance LLC:
Term Loan B, (1 mo. LIBOR + 2.25%), 4.74%, 09/30/25		1,680	1,670,894
USD Term Loan D, (1 mo. LIBOR + 2.25%), 4.74%, 01/15/26		360	357,815
Unitymedia Hessen GmbH & Co. KG, 2018 Term Loan E, (1 mo. LIBOR + 2.00%), 4.49%, 06/01/23		981	973,177
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 03/15/24		1,151	1,067,977
Virgin Media Bristol LLC, 2017 Term Loan, (1 mo. LIBOR + 2.50%), 4.99%, 01/15/26		2,693	2,672,829
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 5.25%, 05/18/25		3,291	3,188,184
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.99%, 04/15/25		2,392	2,362,037

			49,843,771

Metals & Mining — 0.2%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, 07/24/25(g)		804	801,393

Multiline Retail — 0.7%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.50%, 08/04/24		973	960,529
Hudson’s Bay Co., 2015 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.75%, 09/30/22		1,435	1,406,437
Neiman Marcus Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.76%, 10/25/20		1,207	1,107,038

			3,474,004

Oil & Gas Equipment & Services — 0.3%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.49%, 05/10/25		1,599	1,536,436

Oil, Gas & Consumable Fuels — 1.9%
BCP Raptor II LLC, 1st Lien Term Loan, (2 mo. LIBOR + 4.75%), 7.37%, 11/03/25		837	808,751
BCP Raptor LLC, Term Loan B, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.88%, 06/24/24		552	526,201
California Resources Corp.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%, 1.00% Floor), 7.24%, 12/31/22		2,434	2,393,242
Second Out Term Loan, (1 mo. LIBOR + 10.37%, 1.00% Floor), 12.87%, 12/31/21		2,168	2,272,660

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
CONSOL Energy, Inc.:
1st Lien Term Loan A, (1 mo. LIBOR + 4.25%), 6.75%, 11/26/21(a)	USD	280	$280,250
1st Lien Term Loan B, (PRIME + 5.00%), 8.50%, 11/28/22		1,537	1,550,445
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 6.24%, 12/13/25		800	797,000
EG Group Ltd., 2018 Term Loan B, (3 mo. LIBOR + 4.00%), 6.81%, 02/07/25		799	777,495
Keane Group Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.25%, 05/25/25		471	449,682
MEG Energy Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.00%, 12/31/23		418	416,462

			10,272,188

Personal Products — 0.4%
Clover Merger Sub, Inc., 2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 10.24%, 09/26/25		1,015	850,063
Prestige Brands, Inc., Term Loan B4, (1 mo. LIBOR + 2.00%), 4.49%, 01/26/24		1,524	1,515,700

			2,365,763

Pharmaceuticals — 4.4%
Akorn, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 8.00%, 04/16/21		458	364,927
Amneal Pharmaceuticals LLC, 2018 Term Loan B, 05/04/25(g)		3,837	3,832,026
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.75%, 04/29/24		3,087	3,088,711
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, (1 Week LIBOR + 2.25%), 4.67%, 01/31/25		3,626	3,610,805
Jaguar Holding Co. II, 2018 Term Loan, 08/18/22(g)		4,582	4,554,896
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, 5.51%, 06/02/25(g)		7,847	7,851,546

			23,302,911

Professional Services — 2.0%
Cast and Crew Payroll LLC, 2019 1st Lien Term Loan, 02/09/26(g)		2,842	2,851,947
Dun & Bradstreet Corp., Term Loan, 02/01/26(g)		4,464	4,465,116
Guidehouse LLP, 2018 Term Loan, (1 mo. LIBOR + 3.00%), 5.49%, 05/01/25(a)		328	323,871
Information Resources, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 7.13%, 12/01/25		1,008	992,880
ON Assignment, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.49%, 04/02/25		1,173	1,167,277
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 8.07%, 08/04/25(a)		1,140	1,117,200

			10,918,291

Real Estate Management & Development — 2.2%
CityCenter Holdings LLC, 2017 Term Loan B, 04/18/24(g)		4,697	4,660,759
DTZ US Borrower LLC, 2018 Add On Term Loan B, (1 mo. LIBOR + 3.25%), 5.74%, 08/21/25		3,142	3,115,682
Forest City Enterprises LP, Term Loan B, (1 mo. LIBOR + 4.00%), 6.51%, 12/07/25		2,112	2,119,920
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.74%, 02/08/25		788	766,859
SMG Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.49%, 01/23/25		1,205	1,190,463

			11,853,683

Security		Par (000)	Value

Road & Rail — 0.3%
Moda Ingleside Energy Center LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.74%, 09/29/25	USD	741	$739,377
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.25%, 06/13/23		1,217	1,019,227

			1,758,604

Semiconductors & Semiconductor Equipment — 0.9%
MaxLinear, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 4.99%, 05/12/24(a)		250	249,281
Microchip Technology, Inc., 2018 Term Loan B, 05/29/25(g)		3,377	3,374,507
ON Semiconductor Corp., 2018 1st Lien Term Loan B, (1 mo. LIBOR + 1.75%), 4.24%, 03/31/23		499	497,742
Versum Materials, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 4.80%, 09/29/23		934	932,346

			5,053,876

Software — 16.1%
Applied Systems, Inc.:
2017 1st Lien Term Loan, 09/19/24(g)		2,697	2,672,945
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 1.00% Floor), 9.49%, 09/19/25		491	494,664
BMC Software Finance, Inc., 2017 Term Loan, 10/02/25(g)		3,888	3,862,223
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.50%, 04/26/24		907	895,466
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 9.24%, 04/27/25		814	808,913
Dell, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.50%, 09/07/23		2,676	2,665,717
Digicel International Finance Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.88%, 05/28/24		1,649	1,456,478
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 7.49%, 09/30/23		1,431	1,340,132
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.75%), 6.24%, 10/01/25		6,558	6,453,414
Help/Systems Holdings, Inc, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.24%, 03/28/25		1,184	1,161,115
Infor (US), Inc., Term Loan B6, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 02/01/22		6,654	6,647,176
Informatica Corp., 2018 Term Loan, 08/05/22(g)		3,184	3,183,741
IQOR US, Inc., Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.80%, 04/01/21		1,063	989,663
Kronos, Inc.:
2017 Term Loan B, 11/01/23(g)		5,136	5,112,430
2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.99%, 11/01/24		2,135	2,171,210
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 6.24%, 09/30/24		3,719	3,725,002
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.74%, 11/29/24		3,884	3,784,447
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.74%, 12/01/25		850	830,170
PowerSchool, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.99%, 08/01/25		1,009	996,388
Renaissance Learning, Inc., 2018 Add On Term Loan, (1 mo. LIBOR + 3.25%), 5.74%, 05/30/25		701	684,233
RP Crown Parent LLC, 2016 Term Loan B, 10/12/23(g)		1,190	1,177,362
SolarWinds Holdings, Inc., 2018 Term Loan B, 02/05/24(g)		4,688	4,670,484

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Solera LLC, Term Loan B, 03/03/23(g)	USD	5,390	$5,350,061
SonicWALL, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 6.18%, 05/16/25		569	553,297
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 6.05%, 09/30/22		5,120	5,102,237
SS&C Technologies Holdings Europe, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.74%, 04/16/25		1,788	1,779,815
SS&C Technologies, Inc.:
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 4.74%, 07/08/22		3,457	3,444,249
2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.74%, 04/16/25		4,667	4,645,445
2018 Term Loan B5, (1 mo. LIBOR + 2.25%), 4.74%, 04/16/25		1,785	1,777,125
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 5.49%, 05/01/24		2,540	2,536,367
Tibco Software, Inc., Repriced Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.01%, 12/04/20		4,259	4,251,078
Vertafore, Inc., 2018 1st Lien Term Loan, 07/02/25(g)		1,090	1,076,375

			86,299,422

Specialty Retail — 2.0%
Academy Ltd., 2015 Term Loan B, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.51%, 07/01/22		1,370	948,336
Belron Finance US LLC(a):
Term Loan B, (3 mo. LIBOR + 2.25%), 4.99%, 11/07/24		2,959	2,943,678
Term Loan B, (3 mo. LIBOR + 2.50%), 5.19%, 11/13/25		453	451,868
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (3 mo. LIBOR + 4.50%), 5.41%, 06/23/25	GBP	1,000	1,303,974
Leslie’s Poolmart, Inc., 2018 Term Loan, (2 mo. LIBOR + 3.50%, 1.00% Floor), 6.08%, 08/16/23	USD	1,229	1,193,978
National Vision, Inc., 2017 Repriced Term Loan, (1 mo. LIBOR + 2.50%), 4.99%, 11/20/24		250	249,392
Petco Animal Supplies, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.99%, 01/26/23		833	648,791
Research Now Group, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 5.50%, 1.00% Floor), 7.99%, 12/20/24		1,252	1,243,997
Staples, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.51%, 09/12/24		839	832,817
TruGreen LP, 2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.50%, 04/13/23(a)		1,126	1,128,416

			10,945,247

Technology Hardware, Storage & Peripherals — 0.8%
Western Digital Corp., 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 4.23%, 04/29/23		4,343	4,259,031

Textiles, Apparel & Luxury Goods — 0.5%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 8.05%, 08/12/22		2,373	2,366,905
Varsity Brands, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.99%, 12/15/24		529	525,129

			2,892,034

Thrifts & Mortgage Finance — 0.6%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, 05/23/25(g)		3,268	3,258,129

Security		Par (000)	Value

Trading Companies & Distributors — 1.0%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.77%, 01/02/25	USD	1,208	$1,196,319
HD Supply, Inc., Term Loan B5, (1 mo. LIBOR + 1.75%), 4.24%, 10/17/23		3,858	3,838,864
Oxbow Carbon LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.50%), 5.99%, 01/04/23		273	272,066
United Rentals, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 4.24%, 10/31/25		226	225,714

			5,532,963

Transportation — 0.3%
Gruden Acquisition, Inc., 2017 Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 8.30%, 08/18/22		492	483,680
Safe Fleet Holdings LLC:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.52%, 02/01/25		825	801,488
2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 9.27%, 02/01/26		560	529,200

			1,814,368

Utilities — 0.1%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.63%, 11/28/24		726	674,467

Wireless Telecommunication Services — 1.4%
Geo Group, Inc. (The), 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 03/22/24		1,996	1,948,930
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 9.75%, 12/07/20(i)		1,737	1,354,959
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 04/11/25		4,348	4,303,398

			7,607,287

Total Floating Rate Loan Interests — 131.6% (Cost — $713,996,914)			705,809,036

		Shares

Investment Companies — 3.6%

United States — 3.6%
Invesco Senior Loan ETF		840,000	19,152,000

Total Investment Companies — 3.6% (Cost — $19,015,644)			19,152,000

		Beneficial Interest (000)

Other Interests(j) — 0.0%

IT Services — 0.0%
Millennium Corp.(a)(b)	USD	1,607	—
Millennium Lender Claims(a)(b)		1,508	—

Total Other Interests — 0.0% (Cost — $—)			—

		Shares

Trust Preferreds — 0.3%

Diversified Financial Services — 0.3%
GMAC Capital Trust I, Series 2, 8.47%(k)		60,894	1,582,635

Total Trust Preferreds — 0.3% (Cost — $1,606,167)			1,582,635

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Shares	Value

Warrants — 0.0%

Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 03/09/10, 19 Shares for 1 Warrant, Expires 06/22/19, Strike Price $42.27)(a)	USD	2,406	$—

Total Warrants — 0.0% (Cost — $24)			—

Total Long-Term Investments — 140.0% (Cost — $763,050,753)			750,665,009

Short-Term Securities — 2.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.29%(l)(m)		11,368,747	11,368,747

Total Short-Term Securities — 2.1% (Cost — $11,368,747)			11,368,747

Options Purchased — 0.0% (Cost — $68,461)			23,023

Total Investments — 142.1% (Cost — $774,487,961)			762,056,779

Liabilities in Excess of Other Assets — (42.1)%			(225,694,532)

Net Assets — 100.0%			$536,362,247

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	When-issued security.
(g)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(k)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(l)	Annualized 7-day yield as of period end.

(m)

During the six months ended February 28, 2019, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 02/28/19	Value at 02/28/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	155,382	11,213,365	11,368,747	$11,368,747	$20,980	$(815)	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,362,827	EUR	4,654,000	UBS AG	03/05/19	$68,700
USD	5,317,687	EUR	4,644,000	HSBC Bank PLC	04/04/19	21,532
USD	2,555,567	GBP	1,919,000	Barclays Bank PLC	04/04/19	6,214

						96,446

EUR	4,644,000	USD	5,304,330	HSBC Bank PLC	03/05/19	(21,578)
GBP	1,919,000	USD	2,551,635	Barclays Bank PLC	03/05/19	(6,241)
USD	2,524,891	GBP	1,922,000	State Street Bank and Trust Co.	03/05/19	(24,482)

						(52,301)

						$44,145

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	245	04/18/19	USD	289.00	USD	683	$18,498
Marsico Parent Superholdco LLC	44	12/14/19	USD	942.86	USD	—	—

							18,498

Put
Invesco Senior Loan ETF	575	04/18/19	USD	22.00	USD	131	$2,875
Invesco Senior Loan ETF	165	05/17/19	USD	22.00	USD	38	1,650

							4,525

							$23,023

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
Markit iboxx USDLiquid Leveraged Loans Total Return Index	Quarterly	3-Month LIBOR, 2.62%	Quarterly	JPMorgan Chase Bank N.A.	N/A	03/20/19	USD	3,809	$99,304	$—	$99,304

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$99,304	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets andLiabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$96,446	$—	$—	$96,446
Options purchased
Investments at value — unaffiliated(a)	—	—	23,023	—	—	—	23,023
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	99,304	—	99,304

	$—	$—	$23,023	$96,446	$99,304	$—	$218,773

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$52,301	$—	$—	$52,301

(a)	Includes options purchased at value as reported in the Schedule of Investments.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

For the six months ended February 28, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$146,068	$—	$—	$146,068
Swaps	—	—	—	—	(704,179)	—	(704,179)

	$—	$—	$—	$146,068	$(704,179)	$—	$(558,111)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$(10,057)	$—	$—	$(10,057)
Options purchased(a)	—	—	(2,416)	—	—	—	(2,416)
Swaps	—	—	—	—	99,304	—	99,304

	$—	$—	$(2,416)	$(10,057)	$99,304	$—	$86,831

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$14,675,130
Average amounts sold — in USD	$7,366,710
Options:
Average value of option contracts purchased	$11,511
Total return swaps:
Average notional amount	$10,087,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Forward foreign currency exchange contracts	$96,446		$52,301
Options	23,023	(a)	—
Swaps — OTC(b)	99,304		—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$218,773		$52,301
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(23,023)		—

Total derivative assets and liabilities subject to an MNA	$195,750		$52,301

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Barclays Bank PLC	$6,214	$(6,214)	$—	$—	$—
HSBC Bank PLC	21,532	(21,532)	—	—	—
JPMorgan Chase Bank N.A.	99,304	—	—	—	99,304
UBS AG	68,700	—	—	—	68,700

	$195,750	$(27,746)	$—	$—	$168,004

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Barclays Bank PLC	$6,241	$(6,214)	$—	$—	$27
HSBC Bank PLC	21,578	(21,532)	—	—	46
State Street Bank and Trust Co.	24,482	—	—	—	24,482

	$52,301	$(27,746)	$—	$—	$24,555

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$5,313,627	$—	$5,313,627
Common Stocks(a)	12,957	641	1,160,611	1,174,209
Corporate Bonds	—	15,529,611	2,103,891	17,633,502
Floating Rate Loan Interests	—	659,559,753	46,249,283	705,809,036
Investment Companies	19,152,000	—	—	19,152,000
Trust Preferred	1,582,635	—	—	1,582,635
Short-Term Securities	11,368,747	—	—	11,368,747
Options Purchased:
Equity contracts	23,023	—	—	23,023
Liabilities:
Investments:
Unfunded Floating Rate Loan Interests(b)	—	(702)	—	(702)

	$32,139,362	$680,402,930	$49,513,785	$762,056,077

Derivative Financial Instruments
Assets:
Interest rate contracts	$—	$99,304	$—	$99,304
Forward foreign currency contracts	—	96,446	—	96,446
Liabilities:
Forward foreign currency contracts	—	(52,301)	—	(52,301)

	$—	$143,449	$—	$143,449

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	Derivative financial instruments are swaps and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $205,000,000 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended February 28, 2019, there were no transfers between Level 1 and Level 2.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total
Assets:
Opening balance, as of August 31, 2018	$2,698,550	$2,048,238	$2,892,436	$36,749,545	$44,388,769
Transfers into Level 3(a)	—	—	—	34,040,874	34,040,874
Transfers out of Level 3(b)	—	—	—	(15,245,474)	(15,245,474)
Accrued discounts/premiums	—	—	—	(5,117)	(5,117)
Net realized gain (loss)	(39,405)	63,041	91	(1,382,263)	(1,358,536)
Net change in unrealized appreciation (depreciation)(c)(d)	—	(939,073)	(868,114)	755,615	(1,051,572)
Purchases		317,169	79,568	10,710,044	11,106,781
Sales	(2,659,145)	(328,764)	(90)	(19,373,941)	(22,361,940)

Closing balance, as of February 28, 2019	$—	$1,160,611	$2,103,891	$46,249,283	$49,513,785

Net change in unrealized appreciation (depreciation) on investments still held at February 28, 2019(d)	$—	$(939,073)	$(868,114)	$(320,998)	$(2,128,185)

(a)

As of August 31, 2018 the Fund used observable inputs in determining the value of certain investments. As of February 28, 2019, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of August 31, 2018, the Fund used significant unobservable inputs in determining the value of certain investments. As of February 28, 2019, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at February 28, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.2%

Chemicals — 0.0%
LyondellBasell Industries NV, Class A		37	$3,164

Diversified Financial Services — 0.2%
Kcad Holdings I Ltd.(a)(b)		546,753,936	1,049,768

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(b)		8,511	366

Household Durables — 0.0%
Berkline Benchcraft Equity LLC(a)		3,155	—

Metals & Mining — 0.0%
Ameriforge Group, Inc.		801	44,055
Preferred Proppants LLC(a)		5,738	14,345

			58,400

Software — 0.0%
Avaya Holdings Corp.(b)		18	279

Utilities — 0.0%
Texgen LLC(a)(b)		3,661	140,948

Total Common Stocks — 0.2% (Cost — $6,360,071)			1,252,925

		Par (000)

Asset-Backed Securities — 6.4%
AIMCO CLO, Series 2014-AA, Class DR, (3 mo. LIBOR US + 3.55%), 6.01%, 07/20/26(c)(d)	USD	250	248,507
Allegro CLO II-S Ltd., Series 2014-1RA, Class C, 5.76%, 10/21/28(c)(e)		1,000	977,236
ALM VI Ltd., Series 2012-6A, Class BR3, 4.54%, 07/15/26(c)(e)		1,000	981,313
ALM XII Ltd., Series 2015-12A, Class C1R2, 5.43%, 04/16/27(c)(e)		1,000	966,324
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class CR2, 5.49%, 07/15/27(c)(e)		270	264,655
Anchorage Capital CLO Ltd.(c):
Series 2014-3RA, Class E, 8.26%, 01/28/31(e)		850	788,549
Series 2014-4RA, Class D, 5.36%, 01/28/31(e)		250	238,022
Series 2015-7A, Class DR, 5.49%, 10/15/27(e)		1,000	977,826
Series 2016-8A, Class ER, 8.51%, 07/28/28(e)		1,000	987,972
Series 2016-9A, Class D, (3 mo. LIBOR US + 4.00%), 6.79%, 01/15/29(d)		350	348,295
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class D, 9.20%, 10/15/30(c)(e)		500	481,275
Carlyle Global Market Strategies CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.00%), 4.76%, 04/20/27(c)(d)		600	599,906
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 01/25/30(c)		488	459,977
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(c)		3,024	3,098,288
Dryden 64 CLO Ltd., Series 2018-64A, Class D, 5.43%, 04/18/31(c)(e)		250	237,638
Highbridge Loan Management Ltd., Series 5A-2015, Class ERR, 8.79%, 10/15/30(c)(e)		450	427,082
Litigation Fee Residual Funding, 4.00%, 10/30/27(a)		1,131	1,215,430
Madison Park Funding X Ltd., Series 2012-10A, Class ER, (3 mo. LIBOR US + 7.62%), 10.38%, 01/20/29(c)(d)		500	498,444
Madison Park Funding XI Ltd., Series 2013-11A, Class ER, 9.22%, 07/23/29(c)(e)		250	242,264

Security		Par (000)	Value

Asset-Backed Securities (continued)
Madison Park Funding XIII Ltd., Series 2014-13A, Class ER, 8.51%, 04/19/30(c)(e)	USD	1,250	$1,199,722
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.20%), 4.96%, 01/27/26(c)(d)		1,500	1,502,894
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ER, 7.79%, 01/15/28(c)(e)		790	751,861
Oaktree CLO Ltd., Series 2015-1A, Class DR, 7.96%, 10/20/27(c)(e)		500	480,712
Octagon Investment Partners LLC, Series 2017-1A, Class E, (3 mo. LIBOR US + 6.30%), 9.06%, 07/20/30(c)(d)		500	487,428
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 07/18/25(c)		4,000	4,004,174
OZLM VIII Ltd., Series 2014-8A(c)(e):
Class BRR, 4.66%, 10/17/29		2,500	2,497,759
Class CRR, 5.61%, 10/17/29		500	498,018
OZLM XIX Ltd., Series 2017-19A, Class D, 9.39%, 11/22/30(c)(e)		500	485,996
OZLM XV Ltd., Series 2016-15A, Class C, (3 mo. LIBOR US + 4.00%), 6.76%, 01/20/29(c)(d)		1,000	999,740
OZLM XXI Ltd., Series 2017-21A, Class D, 8.30%, 01/20/31(c)(e)		250	234,576
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class D, 8.91%, 11/14/29(c)(e)		1,750	1,680,824
Rockford Tower CLO Ltd.(c)(d):
Series 2017-1A, Class D, (3 mo. LIBOR US + 3.25%), 6.04%, 04/15/29		250	247,512
Series 2017-2A, Class D, (3 mo. LIBOR US + 3.45%), 6.24%, 10/15/29		500	499,810
Santander Drive Auto Receivables Trust, Series 2014-4, Class D, 3.10%, 11/16/20		2,280	2,280,986
Shackleton CLO Ltd., Series 2013-3A, Class DR, 5.81%, 07/15/30(c)(e)		500	484,337
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, (3 mo. LIBOR US + 4.00%), 6.77%, 01/23/28(c)(d)		1,000	975,473
Thayer Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.10%), 8.86%, 04/20/29(c)(d)		500	481,628
TICP CLO VII Ltd., Series 2017-7A, Class E, (3 mo. LIBOR US + 6.51%), 9.30%, 07/15/29(c)(d)		500	487,837
Venture XXVI CLO Ltd., Series 2017-26A, Class D, (3 mo. LIBOR US + 4.25%), 7.01%, 01/20/29(c)(d)		1,000	999,894
Vibrant CLO IV Ltd., Series 2016-4A, Class D, (3 mo. LIBOR US + 4.50%), 7.26%, 07/20/28(c)(d)		1,000	1,004,449
Wellfleet CLO Ltd., Series 2017-3A, Class B, 4.72%, 01/17/31(c)(e)		500	475,459
York CLO Ltd.(c)(d):
Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 6.36%, 10/20/29		250	250,071
Series 2016-2A, Class E, (3 mo. LIBOR US + 6.94%), 9.70%, 01/20/30		1,000	993,220

			38,043,383

Interest Only Asset-Backed Securities — 0.0%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 03/30/30(a)(c)		2,819	133,882
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 04/15/29(a)		2,024	90,582

			224,464

Total Asset-Backed Securities — 6.4% (Cost — $38,942,273)			38,267,847

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds — 61.3%

Aerospace & Defense — 2.4%
Arconic, Inc.:
5.40%, 04/15/21	USD	10	$10,286
5.87%, 02/23/22		730	761,938
5.13%, 10/01/24		808	799,920
BBA US Holdings, Inc., 5.38%, 05/01/26(c)		271	276,081
Bombardier, Inc.(c):
7.75%, 03/15/20		172	179,542
8.75%, 12/01/21(f)		827	909,700
5.75%, 03/15/22		102	102,204
6.00%, 10/15/22		8	8,040
6.13%, 01/15/23(f)		810	816,075
7.50%, 12/01/24(f)		965	981,888
7.50%, 03/15/25		621	626,434
7.88%, 04/15/27(g)		1,094	1,094,456
Koppers, Inc., 6.00%, 02/15/25(c)		51	44,625
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(c)		336	348,180
Moog, Inc., 5.25%, 12/01/22(c)		270	274,274
Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%, 11/01/22(c)		165	167,475
TransDigm UK Holdings PLC, 6.88%, 05/15/26(c)(f)		264	257,400
TransDigm, Inc.:
6.00%, 07/15/22(f)		304	309,624
6.50%, 07/15/24		54	54,540
6.25%, 03/15/26(c)(f)		6,008	6,143,180
7.50%, 03/15/27(c)		46	46,225

			14,212,087

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(c)		18	18,115

Airlines — 1.6%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 09/15/24(c)		1,167	1,147,581
American Airlines Pass-Through Trust:
Series 2013-2, Class A, 4.95%, 01/15/23(f)		1,972	2,027,917
Series 2013-2, Class B, 5.60%, 07/15/20(c)		252	255,475
Series 2017-1, Class B, 4.95%, 02/15/25		1,282	1,302,282
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20		239	232,427
Latam Finance Ltd., 6.88%, 04/11/24(c)		203	205,495
United Airlines Pass-Through Trust:
Series 2014-2, Class B, 4.63%, 09/03/22(f)		1,653	1,664,017
Series 2015-1, Class A, 3.70%, 12/01/22		2,430	2,404,728
Virgin Australia Trust, Series 2013-1, Class A, 5.00%, 04/23/25(c)(f)		182	185,385

			9,425,307

Auto Components — 0.3%
Allison Transmission, Inc., 5.00%, 10/01/24(c)		28	28,175
Aptiv PLC, 4.40%, 10/01/46		240	206,642
GKN Holdings PLC, 3.38%, 05/12/32	GBP	100	128,051
Goodyear Tire & Rubber Co., 5.00%, 05/31/26	USD	67	63,482
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.00%, 08/01/20		28	28,280
6.25%, 02/01/22		299	307,910
6.75%, 02/01/24		246	257,685
6.38%, 12/15/25		149	153,284
Tesla, Inc., 5.30%, 08/15/25(c)(f)		407	362,230

			1,535,739

Security		Par (000)	Value

Banks — 2.0%
Allied Irish Banks PLC (5 year EUR Swap + 3.95%), 4.13%, 11/26/25(h)	EUR	100	$117,414
Banco Espirito Santo SA(b)(i):
4.75%, 01/15/19		100	32,702
4.00%, 01/21/19		100	31,849
Bank of Ireland (5 year EUR Swap + 3.55%), 4.25%, 06/11/24(h)		100	114,493
Barclays PLC:
4.38%, 09/11/24	USD	580	569,454
3.65%, 03/16/25(f)		3,600	3,461,357
5.20%, 05/12/26		200	201,231
BBVA Bancomer SA, 6.75%, 09/30/22(c)		192	205,872
CIT Group, Inc.:
5.00%, 08/01/23		582	604,058
5.25%, 03/07/25		599	627,453
6.13%, 03/09/28		98	106,330
HSBC Holdings PLC, 4.38%, 11/23/26(f)		395	397,510
Nordea Bank AB, 4.50%, 03/26/20	EUR	1,020	1,212,441
Promerica Financial Corp., 9.70%, 05/14/24(c)	USD	200	203,525
Santander Holdings USA, Inc., 4.50%, 07/17/25(f)		1,750	1,777,449
Santander UK Group Holdings PLC, 2.88%, 08/05/21(f)		950	934,599
Standard Chartered PLC, 3.89%, 03/15/24(c)(e)(f)		1,500	1,482,788
Unione di Banche Italiane SpA, 5.88%, 03/04/29(e)(g)	EUR	100	114,029

			12,194,554

Beverages — 0.1%
BWAY Holding Co., 4.75%, 04/15/24		100	114,835
Central American Bottling Corp., 5.75%, 01/31/27(c)	USD	176	178,564
Crown European Holdings SA, 2.25%, 02/01/23(c)	EUR	100	117,565
OI European Group BV, 4.00%, 03/15/23(c)	USD	176	172,040

			583,004

Building Materials — 0.0%
Jeld-Wen, Inc., 4.63%, 12/15/25(c)		138	129,893

Building Products — 0.4%
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23(c)		184	188,600
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(c)		18	16,757
CPG Merger Sub LLC, 8.00%, 10/01/21(c)		324	319,140
Jeld-Wen, Inc., 4.88%, 12/15/27(c)		19	17,599
Masonite International Corp.(c):
5.63%, 03/15/23(f)		384	390,720
5.75%, 09/15/26		160	160,000
PGT Escrow Issuer, Inc., 6.75%, 08/01/26(c)		107	110,210
Standard Industries, Inc.(c):
5.50%, 02/15/23		66	67,485
5.38%, 11/15/24		404	410,060
6.00%, 10/15/25		600	626,250
5.00%, 02/15/27		36	34,290
4.75%, 01/15/28		46	43,010
USG Corp.(c):
5.50%, 03/01/25		11	11,110
4.88%, 06/01/27		198	199,914

			2,595,145

Cable Television Services — 0.0%
Cincinnati Bell, Inc., 8.00%, 10/15/25(c)		146	132,130

Capital Markets — 0.6%
Blackstone CQP Holdco LP(c):
6.50%, 03/20/21		2,040	2,037,450
6.00%, 08/18/21		332	328,680

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
Intertrust Group BV, 3.38%, 11/15/25	EUR	100	$116,186
Lions Gate Capital Holdings LLC(c):
6.38%, 02/01/24	USD	25	25,625
5.88%, 11/01/24		171	173,137
Morgan Stanley, 4.00%, 07/23/25(f)		965	980,823
Stevens Holding Co., Inc., 6.13%, 10/01/26(c)		167	170,340

			3,832,241

Chemicals — 1.5%
Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(c)(j)		256	245,120
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(c)		1,246	1,193,045
Axalta Coating Systems LLC, 4.88%, 08/15/24(c)		608	603,440
Blue Cube Spinco LLC:
9.75%, 10/15/23		596	667,669
10.00%, 10/15/25		341	390,445
Chemours Co.:
6.63%, 05/15/23		228	236,561
7.00%, 05/15/25		112	116,760
4.00%, 05/15/26	EUR	186	210,319
5.38%, 05/15/27	USD	99	96,030
Cydsa SAB de CV, 6.25%, 10/04/27(c)		252	239,400
Element Solutions, Inc., 5.88%, 12/01/25(c)(f)		1,052	1,064,498
GCP Applied Technologies, Inc., 5.50%, 04/15/26(c)		248	249,860
Huntsman International LLC:
5.13%, 11/15/22		280	292,600
4.50%, 05/01/29(g)		135	133,109
INEOS Finance PLC, 4.00%, 05/01/23	EUR	100	115,304
Mexichem SAB de CV, 5.50%, 01/15/48(c)	USD	200	183,480
Momentive Performance Materials, Inc., 3.88%, 10/24/21(f)		303	326,483
NOVA Chemicals Corp., 4.88%, 06/01/24(c)		267	258,509
Olin Corp., 5.00%, 02/01/30		117	113,636
PQ Corp.(c):
6.75%, 11/15/22(f)		444	461,627
5.75%, 12/15/25		497	481,161
Versum Materials, Inc., 5.50%, 09/30/24(c)		158	164,320
WR Grace & Co-Conn(c):
5.13%, 10/01/21(f)		741	762,408
5.63%, 10/01/24		200	208,000

			8,813,784

Commercial Services & Supplies — 1.2%
ADT Security Corp.:
6.25%, 10/15/21		139	146,298
3.50%, 07/15/22		313	307,914
4.13%, 06/15/23		226	221,762
4.88%, 07/15/32(c)		371	312,567
Advanced Disposal Services, Inc., 5.63%, 11/15/24(c)		147	148,470
Avolon Holdings Funding Ltd.(c):
5.13%, 10/01/23		323	326,230
5.25%, 05/15/24(g)		302	309,550
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(c)		270	270,675
Core & Main LP, 6.13%, 08/15/25(c)		446	429,275
Fortress Transportation & Infrastructure Investors LLC(c):
6.75%, 03/15/22		71	72,385
6.50%, 10/01/25		78	76,245
GFL Environmental, Inc., 5.38%, 03/01/23(c)		131	123,386
Harland Clarke Holdings Corp., 8.38%, 08/15/22(c)		414	386,572
KAR Auction Services, Inc., 5.13%, 06/01/25(c)		380	369,550
Mobile Mini, Inc., 5.88%, 07/01/24(f)		499	505,237

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Paprec Holding SA, 4.00%, 03/31/25	EUR	100	$96,612
Park Aerospace Holdings Ltd.(c):
3.63%, 03/15/21	USD	226	223,175
5.25%, 08/15/22		369	377,749
5.50%, 02/15/24		6	6,203
Pitney Bowes, Inc., 3.88%, 10/01/21(f)		500	485,000
Resideo Funding, Inc., 6.13%, 11/01/26(c)		148	151,700
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(c)		472	480,260
United Rentals North America, Inc.:
5.75%, 11/15/24(f)		609	627,270
5.50%, 05/15/27		397	397,000

			6,851,085

Communications Equipment — 1.1%
CommScope Finance LLC(c):
5.50%, 03/01/24		887	902,922
6.00%, 03/01/26		771	788,347
8.25%, 03/01/27		243	252,113
CommScope Technologies LLC(c):
6.00%, 06/15/25		3	2,828
5.00%, 03/15/27		367	328,575
CommScope, Inc., 5.00%, 06/15/21(c)		465	465,581
Motorola Solutions, Inc., 3.75%, 05/15/22(f)		1,500	1,506,718
Nokia OYJ:
3.38%, 06/12/22		106	103,848
4.38%, 06/12/27		149	146,410
6.63%, 05/15/39		200	210,000
Zayo Group LLC/Zayo Capital, Inc.(f):
6.00%, 04/01/23		531	537,637
6.38%, 05/15/25		535	530,988
5.75%, 01/15/27(c)		1,103	1,069,910

			6,845,877

Construction & Engineering — 0.1%
Brand Industrial Services, Inc., 8.50%, 07/15/25(c)		227	204,868
frontdoor, Inc., 6.75%, 08/15/26(c)		241	244,916
SPIE SA, 3.13%, 03/22/24	EUR	100	116,214

			565,998

Construction Materials — 0.5%
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/26(c)	USD	219	222,559
HD Supply, Inc., 5.38%, 10/15/26(c)		1,806	1,833,090
LKQ Italia Bondco SpA, 3.88%, 04/01/24	EUR	100	120,177
Navistar International Corp., 6.63%, 11/01/25(c)	USD	318	327,868
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(c)		136	136,680
Williams Scotsman International, Inc.(c):
7.88%, 12/15/22		109	110,635
6.88%, 08/15/23		155	152,287

			2,903,296

Consumer Discretionary — 0.4%
AA Bond Co. Ltd., 4.88%, 07/31/24	GBP	100	127,916
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(c)	USD	162	159,975
Silversea Cruise Finance Ltd., 7.25%, 02/01/25(c)		56	60,662
Staples, Inc., 8.50%, 09/15/25(c)		457	447,860
Star Merger Sub, Inc., 6.88%, 08/15/26(c)		610	612,111
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	EUR	100	116,440
Viking Cruises Ltd.(c):
6.25%, 05/15/25	USD	315	317,363
5.88%, 09/15/27(f)		828	797,985

			2,640,312

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance — 1.6%
Alliance Data Systems Corp.(c):
5.88%, 11/01/21	USD	696	$708,180
5.38%, 08/01/22		64	64,960
Ally Financial, Inc., 8.00%, 11/01/31(f)		1,889	2,332,915
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(c)		200	177,519
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(j)	EUR	119	135,194
Navient Corp.:
5.00%, 10/26/20(f)	USD	310	313,965
6.63%, 07/26/21		113	116,814
6.50%, 06/15/22		85	87,337
5.50%, 01/25/23		327	322,912
7.25%, 09/25/23(f)		257	265,031
5.88%, 10/25/24		65	62,319
6.75%, 06/25/25		105	102,769
6.75%, 06/15/26		108	103,680
5.63%, 08/01/33		95	73,388
Nexi Capital SpA, 3.63%, 05/01/23(e)	EUR	100	114,462
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26		100	112,942
4.50%, 05/15/26(c)		400	451,768
6.25%, 05/15/26(c)	USD	1,450	1,462,687
8.25%, 11/15/26(c)		587	574,343
Springleaf Finance Corp.:
6.13%, 05/15/22		70	72,625
5.63%, 03/15/23		8	8,130
6.13%, 03/15/24		453	458,096
6.88%, 03/15/25		281	287,674
7.13%, 03/15/26		147	148,837
Verscend Escrow Corp., 9.75%, 08/15/26(c)		1,202	1,229,045

			9,787,592

Containers & Packaging — 1.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.63%, 05/15/23(c)		990	997,425
7.25%, 05/15/24(c)		1,554	1,613,751
4.75%, 07/15/27(c)	GBP	100	122,455
4.75%, 07/15/27		100	122,455
BWAY Holding Co., 5.50%, 04/15/24(c)(f)	USD	1,024	1,007,053
Crown Americas LLC/Crown Americas Capital Corp. VI:
4.75%, 02/01/26(f)		480	481,500
4.25%, 09/30/26		196	188,650
Greif, Inc., 6.50%, 03/01/27(c)		91	92,718
Intertape Polymer Group, Inc., 7.00%, 10/15/26(c)		136	137,020
Mercer International, Inc.:
6.50%, 02/01/24		113	115,260
5.50%, 01/15/26		117	111,735
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
5.75%, 10/15/20(f)		1,029	1,031,251
(3 mo. LIBOR US + 3.50%), 6.29%, 07/15/21(c)(d)		433	435,706
5.13%, 07/15/23(c)		42	42,000
7.00%, 07/15/24(c)(f)		699	714,728
Sealed Air Corp.(c):
4.88%, 12/01/22		192	195,600
5.13%, 12/01/24		46	47,314
6.88%, 07/15/33		44	45,980
Suzano Austria GmbH, 6.00%, 01/15/29(c)		517	547,309

			8,049,910

Security		Par (000)	Value

Diversified Consumer Services — 0.6%
APX Group, Inc.(f):
8.75%, 12/01/20	USD	262	$260,362
7.88%, 12/01/22		336	333,480
Ascend Learning LLC, 6.88%, 08/01/25(c)		587	573,679
Graham Holdings Co., 5.75%, 06/01/26(c)		211	217,330
Laureate Education, Inc., 8.25%, 05/01/25(c)		114	123,120
Matthews International Corp., 5.25%, 12/01/25(c)		108	104,490
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	100	133,990
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(c)(f)	USD	1,100	1,159,950
ServiceMaster Co. LLC, 5.13%, 11/15/24(c)		797	800,985
Verisure Holding AB, 3.50%, 05/15/23	EUR	100	116,589

			3,823,975

Diversified Financial Services — 1.0%
Arrow Global Finance PLC (3 mo. EURIBOR + 2.88%), 2.88%, 04/01/25(d)		100	108,783
Controladora Mabe SA de CV, 5.60%, 10/23/28(c)	USD	200	198,645
Docuformas SAPI de CV, 9.25%, 10/11/22(c)		421	367,323
FS Energy & Power Fund, 7.50%, 08/15/23(c)		79	79,933
General Motors Financial Co., Inc., 4.38%, 09/25/21(f)		530	538,705
Gilex Holding Sarl, 8.50%, 05/02/23(c)		182	191,100
Intesa Sanpaolo SpA, 5.02%, 06/26/24(c)(f)		2,442	2,262,631
Jefferies Finance LLC/JFIN Co-Issuer Corp.(c)(f):
7.38%, 04/01/20		290	290,580
6.88%, 04/15/22		480	478,800
MSCI, Inc., 5.25%, 11/15/24(c)		105	107,625
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(c)(f)		438	442,380
Travelport Corporate Finance PLC, 6.00%, 03/15/26(c)		171	181,260
UniCredit SpA (5 year EUR Swap + 4.32%), 4.38%, 01/03/27(h)	EUR	100	116,689
Vantiv LLC/Vanity Issuer Corp.(c):
3.88%, 11/15/25	GBP	100	128,954
4.38%, 11/15/25	USD	200	193,000
WMG Acquisition Corp., 5.50%, 04/15/26(c)		166	167,038

			5,853,446

Diversified Telecommunication Services — 1.1%
CenturyLink, Inc.:
5.63%, 04/01/25(f)		526	501,520
Series P, 7.60%, 09/15/39		26	22,685
Series S, 6.45%, 06/15/21(f)		412	427,944
Series U, 7.65%, 03/15/42		185	161,412
Series W, 6.75%, 12/01/23(f)		236	245,072
Series Y, 7.50%, 04/01/24(f)		630	666,422
Cincinnati Bell, Inc., 7.00%, 07/15/24(c)		340	307,700
Embarq Corp., 8.00%, 06/01/36		428	413,020
Frontier Communications Corp.:
7.13%, 03/15/19		156	155,805
10.50%, 09/15/22		163	116,545
11.00%, 09/15/25(f)		1,205	769,694
8.50%, 04/01/26(c)		377	350,610
Level 3 Financing, Inc.:
5.38%, 08/15/22		184	185,150
5.63%, 02/01/23		61	61,458
5.13%, 05/01/23(f)		295	296,870
5.38%, 05/01/25		90	89,775
5.25%, 03/15/26(f)		909	890,820
Telecom Italia Capital SA:
6.38%, 11/15/33		126	118,440
6.00%, 09/30/34		191	171,900

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Telecom Italia SpA, 5.30%, 05/30/24(c)	USD	200	$195,500
Verizon Communications, Inc., 3.38%, 02/15/25(f)		156	156,107

			6,304,449

Electric Utilities — 0.4%
AES Corp., 5.50%, 04/15/25		152	156,750
Black Hills Corp., 3.15%, 01/15/27(f)		305	285,185
DPL, Inc., 7.25%, 10/15/21		30	32,175
Enel Finance International NV, 3.63%, 05/25/27(c)(f)		900	830,079
Energuate Trust, 5.88%, 05/03/27(c)		200	190,285
Eskom Holdings SOC Ltd., 6.35%, 08/10/28(c)		325	332,719
Exelon Corp., 3.40%, 04/15/26(f)		140	135,830
Inkia Energy Ltd., 5.88%, 11/09/27(c)		377	362,391
NextEra Energy Operating Partners LP(c):
4.25%, 09/15/24		101	99,232
4.50%, 09/15/27		128	121,920
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.(a):
10.25%, 11/01/15(b)		47	—
10.50%, 11/01/19		31	112
11.50%, 10/01/20		300	—

			2,546,678

Electronic Equipment, Instruments & Components — 0.1%
CDW LLC/CDW Finance Corp.:
5.00%, 09/01/23		72	72,720
5.50%, 12/01/24(f)		521	543,142
5.00%, 09/01/25		107	107,669
Energizer Gamma Acquisition BV, 4.63%, 07/15/26	EUR	100	115,661
Itron, Inc., 5.00%, 01/15/26(c)	USD	25	24,313

			863,505

Energy Equipment & Services — 0.7%
Apergy Corp., 6.38%, 05/01/26		101	100,874
Calfrac Holdings LP, 8.50%, 06/15/26(c)		113	83,620
CSI Compressco LP/CSI Compressco Finance, Inc., 7.50%, 04/01/25(c)		273	264,810
Ensco PLC:
4.50%, 10/01/24		26	20,116
5.20%, 03/15/25		313	240,227
7.75%, 02/01/26		141	118,440
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(c)(f)		715	717,796
Halliburton Co., 3.80%, 11/15/25(f)		100	100,474
McDermott Technology Americas, Inc./McDermott Technology U.S., Inc., 10.63%, 05/01/24(c)		331	274,730
Oceaneering International, Inc., 4.65%, 11/15/24		46	42,492
Odebrecht Oil & Gas Finance Ltd., 0.00%(c)(k)(l)	BRL	43	334
Pattern Energy Group, Inc., 5.88%, 02/01/24(c)	USD	299	304,496
Pioneer Energy Services Corp., 6.13%, 03/15/22		241	148,215
SESI LLC, 7.75%, 09/15/24		198	168,300
Transocean, Inc.:
8.38%, 12/15/21		51	53,550
9.00%, 07/15/23(c)		583	615,065
7.50%, 01/15/26(c)		218	210,370
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26		277	281,847
6.88%, 09/01/27(c)(g)		231	235,620
Weatherford International Ltd.:
6.50%, 08/01/36		110	65,450
5.95%, 04/15/42(f)		220	130,350

			4,177,176

Security		Par (000)	Value

Environmental, Maintenance, & Security Service — 0.1%
Hulk Finance Corp., 7.00%, 06/01/26(c)	USD	131	$124,450
Tervita Escrow Corp., 7.63%, 12/01/21(c)		343	342,142
Waste Pro USA, Inc., 5.50%, 02/15/26(c)		115	111,550

			578,142

Equity Real Estate Investment Trusts (REITs) — 1.5%
AvalonBay Communities, Inc., 3.45%, 06/01/25(f)		1,245	1,241,950
ERP Operating LP, 3.38%, 06/01/25(f)		1,015	1,014,629
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(c)		145	140,469
GEO Group, Inc.:
5.13%, 04/01/23		249	236,550
5.88%, 10/15/24		170	161,075
6.00%, 04/15/26		10	9,275
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		337	332,366
5.13%, 05/01/26(c)		697	700,485
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		30	29,850
iStar, Inc.:
4.63%, 09/15/20		33	33,165
6.00%, 04/01/22		62	61,923
5.25%, 09/15/22		67	65,660
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24(f)		1,361	1,405,232
4.50%, 09/01/26(f)		678	649,748
4.50%, 01/15/28		236	220,660
MPT Operating Partnership LP/MPT Finance Corp.:
6.38%, 03/01/24		42	43,995
5.50%, 05/01/24		73	74,734
5.00%, 10/15/27		959	951,807
Starwood Property Trust, Inc., 5.00%, 12/15/21		234	238,972
Trust F/1401, 6.95%, 01/30/44		706	712,972
Ventas Realty LP, 4.13%, 01/15/26(f)		650	652,791
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		224	244,243

			9,222,551

Food & Staples Retailing — 0.1%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24		186	186,000
5.75%, 03/15/25		70	66,500
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC, 7.50%, 03/15/26(c)		107	110,210
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	132,917
Post Holdings, Inc., 5.63%, 01/15/28(c)	USD	73	70,536
Rite Aid Corp., 6.13%, 04/01/23(c)		110	93,775

			659,938

Food Products — 0.7%
Aramark Services, Inc.:
5.13%, 01/15/24(f)		417	426,382
5.00%, 04/01/25(c)		79	80,383
5.00%, 02/01/28(c)		345	340,688
Arcor SAIC, 6.00%, 07/06/23(c)		180	175,119
B&G Foods, Inc., 5.25%, 04/01/25		51	48,705
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(c)		149	134,100
JBS USA LUX SA/JBS USA Finance, Inc.(c):
5.88%, 07/15/24		381	391,668
5.75%, 06/15/25(f)		942	953,775
6.75%, 02/15/28		319	329,943

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food Products (continued)
MARB BondCo PLC:
7.00%, 03/15/24	USD	200	$196,940
6.88%, 01/19/25(c)		200	194,468
Post Holdings, Inc.(c):
5.50%, 03/01/25		246	246,615
5.75%, 03/01/27		253	248,889
Simmons Foods, Inc., 7.75%, 01/15/24(c)		270	282,150

			4,049,825

Health Care Equipment & Supplies — 0.9%
Avantor, Inc.(c):
6.00%, 10/01/24(f)		1,750	1,786,094
9.00%, 10/01/25		999	1,070,179
Hologic, Inc.(c):
4.38%, 10/15/25		45	44,213
4.63%, 02/01/28		174	167,910
Immucor, Inc., 11.13%, 02/15/22(c)		100	101,250
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(c):
4.88%, 04/15/20		284	282,608
5.75%, 08/01/22(f)		233	219,020
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22(c)(f)		1,591	1,531,337
Teleflex, Inc.:
5.25%, 06/15/24		250	255,312
4.88%, 06/01/26		87	88,088
4.63%, 11/15/27		58	57,569

			5,603,580

Health Care Providers & Services — 3.1%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		146	143,810
5.63%, 02/15/23		160	158,800
6.50%, 03/01/24		235	233,825
AHP Health Partners, Inc., 9.75%, 07/15/26(c)		140	147,000
Centene Corp.:
4.75%, 05/15/22		314	319,888
6.13%, 02/15/24		37	38,711
4.75%, 01/15/25		200	201,500
5.38%, 06/01/26(c)(f)		1,829	1,897,587
CHS/Community Health Systems, Inc.(c):
8.63%, 01/15/24		675	695,250
8.00%, 03/15/26		298	294,075
DaVita, Inc., 5.13%, 07/15/24(f)		235	232,650
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(c)(j)		205	205,513
Encompass Health Corp., 5.75%, 11/01/24(f)		80	80,824
HCA, Inc.:
4.75%, 05/01/23		9	9,328
5.00%, 03/15/24(f)		567	592,332
5.38%, 02/01/25		522	541,413
5.88%, 02/15/26		13	13,731
5.25%, 06/15/26		47	49,570
5.38%, 09/01/26		379	388,475
5.63%, 09/01/28		1,000	1,033,750
5.88%, 02/01/29		1,154	1,210,257
5.50%, 06/15/47(f)		765	794,743
MEDNAX, Inc., 5.25%, 12/01/23(c)(f)		168	169,890
Molina Healthcare, Inc.:
5.38%, 11/15/22		172	177,321
4.88%, 06/15/25(c)		108	106,380
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(c)(f)		424	425,853
NVA Holdings, Inc., 6.88%, 04/01/26(c)		243	234,495

Security		Par (000)	Value

Health Care Providers & Services (continued)
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(c)(f)(j)	USD	878	$866,770
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(c)		772	825,075
Sotera Health Holdings LLC, 6.50%, 05/15/23(c)		366	368,745
Surgery Center Holdings, Inc.(c):
8.88%, 04/15/21		139	141,433
6.75%, 07/01/25(f)		272	247,520
Team Health Holdings, Inc., 6.38%, 02/01/25(c)(f)		419	334,153
Tenet Healthcare Corp.:
6.00%, 10/01/20(f)		580	599,575
8.13%, 04/01/22		502	535,885
4.63%, 07/15/24(f)		530	528,675
6.25%, 02/01/27(c)		1,113	1,145,694
UnitedHealth Group, Inc., 3.75%, 07/15/25(f)		1,470	1,509,052
Vizient, Inc., 10.38%, 03/01/24(c)		322	348,565
WellCare Health Plans, Inc.:
5.25%, 04/01/25		310	316,495
5.38%, 08/15/26(c)		343	352,861

			18,517,469

Health Care Services — 0.0%
Aveta, Inc. Escrow, 7.00%, 04/01/19(a)		183	—

Health Care Technology — 0.2%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(c)		308	300,593
IQVIA, Inc.:
3.25%, 03/15/25	EUR	148	171,922
3.25%, 03/15/25(c)		100	116,164
5.00%, 10/15/26(c)	USD	463	471,102

			1,059,781

Hotels, Restaurants & Leisure — 3.4%
New Red Finance, Inc.(c):
4.25%, 05/15/24		273	265,834
5.00%, 10/15/25(f)		1,848	1,789,095
Boyd Gaming Corp., 6.00%, 08/15/26		112	114,870
Boyne USA, Inc., 7.25%, 05/01/25(c)		184	196,880
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25(c)		297	281,779
Churchill Downs, Inc., 4.75%, 01/15/28(c)		119	113,669
CPUK Finance Ltd., 4.25%, 08/28/22	GBP	100	131,269
Eldorado Resorts, Inc.:
6.00%, 04/01/25	USD	91	92,602
6.00%, 09/15/26(c)		117	119,047
ESH Hospitality, Inc., 5.25%, 05/01/25(c)(f)		285	283,575
GLP Capital LP/GLP Financing II, Inc.:
5.38%, 11/01/23		126	130,843
5.25%, 06/01/25		108	111,833
5.38%, 04/15/26		164	168,979
Golden Nugget, Inc., 6.75%, 10/15/24(c)		552	554,760
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		49	48,755
IRB Holding Corp., 6.75%, 02/15/26(c)		52	49,140
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(c):
5.00%, 06/01/24		35	35,376
5.25%, 06/01/26		368	374,440
4.75%, 06/01/27		5	4,925
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26(c)		40	41,300
McDonald’s Corp., 3.70%, 01/30/26(f)		405	407,561
Melco Resorts Finance Ltd., 4.88%, 06/06/25(c)(f)		375	359,062

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
MGM Resorts International:
6.63%, 12/15/21(f)	USD	992	$1,056,480
7.75%, 03/15/22		453	497,167
4.63%, 09/01/26		11	10,450
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 04/15/21(f)		494	495,235
Sabre GLBL, Inc.(c):
5.38%, 04/15/23		147	149,940
5.25%, 11/15/23		210	214,200
Scientific Games International, Inc.:
10.00%, 12/01/22(f)		761	800,001
5.00%, 10/15/25(c)(f)		783	758,531
3.38%, 02/15/26	EUR	100	108,770
Six Flags Entertainment Corp.(c)(f):
4.88%, 07/31/24	USD	908	894,380
5.50%, 04/15/27		228	224,010
Spirit Issuer PLC:
Series A2, (3 mo. LIBOR GBP + 2.70%), 3.61%, 12/28/31(d)	GBP	1,800	2,316,005
Series A5, 5.47%, 12/28/28		4,500	6,209,949
Station Casinos LLC, 5.00%, 10/01/25(c)	USD	123	119,464
Unique Pub Finance Co. PLC, Series A4, 5.66%, 06/30/27	GBP	58	83,095
Wyndham Destinations, Inc.:
5.40%, 04/01/24	USD	13	13,065
5.75%, 04/01/27		64	63,520
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(c)		121	122,410
Wynn Macau Ltd., 5.50%, 10/01/27(c)(f)		600	568,875
Yum! Brands, Inc.:
3.88%, 11/01/23		98	96,040
5.35%, 11/01/43		6	5,130

			20,482,311

Household Durables — 0.6%
Algeco Global Finance PLC, 8.00%, 02/15/23(c)		600	598,500
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 07/01/22(c)		207	206,224
Lennar Corp.:
8.38%, 01/15/21		134	144,552
6.25%, 12/15/21(f)		380	397,575
4.88%, 12/15/23		122	123,830
4.75%, 05/30/25		260	260,731
5.25%, 06/01/26		28	28,105
4.75%, 11/29/27		360	349,650
Mattamy Group Corp.(c):
6.88%, 12/15/23		113	112,152
6.50%, 10/01/25		172	165,281
MDC Holdings, Inc., 6.00%, 01/15/43		122	103,700
Meritage Homes Corp., 5.13%, 06/06/27		77	71,803
PulteGroup, Inc., 6.38%, 05/15/33(f)		469	444,377
Tempur Sealy International, Inc., 5.50%, 06/15/26(f)		180	179,550
TRI Pointe Group, Inc.:
4.88%, 07/01/21		112	111,720
5.25%, 06/01/27		15	13,500
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.:
4.38%, 06/15/19		110	109,863
5.88%, 06/15/24		11	10,770

			3,431,883

Household Products — 0.2%
ACCO Brands Corp., 5.25%, 12/15/24(c)		85	83,513
Berkline Benchcraft LLC, 4.50%, 06/01/19(a)(b)(i)		200	—

Security		Par (000)	Value

Household Products (continued)
Energizer Holdings, Inc.(c):
6.38%, 07/15/26	USD	46	$46,460
7.75%, 01/15/27		336	357,840
Spectrum Brands, Inc., 6.63%, 11/15/22(f)		815	833,337

			1,321,150

Independent Power and Renewable Electricity Producers — 1.1%
AES Corp.:
4.50%, 03/15/23		187	188,402
4.88%, 05/15/23		193	194,870
6.00%, 05/15/26		230	242,075
5.13%, 09/01/27		121	124,327
Calpine Corp.:
5.38%, 01/15/23		1,294	1,281,060
5.88%, 01/15/24(c)		320	326,400
5.75%, 01/15/25		120	114,900
5.25%, 06/01/26(c)		730	715,400
Clearway Energy Operating LLC:
5.38%, 08/15/24		443	434,140
5.75%, 10/15/25(c)		267	262,327
5.00%, 09/15/26		129	120,293
Genneia SA, 8.75%, 01/20/22(c)		293	272,490
NRG Energy, Inc.:
6.63%, 01/15/27(f)		975	1,036,852
5.75%, 01/15/28		536	550,070
TerraForm Power Operating LLC(c):
4.25%, 01/31/23		181	179,319
6.63%, 06/15/25(m)		30	31,500
5.00%, 01/31/28		181	171,950
Vistra Energy Corp., 7.63%, 11/01/24		124	131,750

			6,378,125

Industrial Conglomerates — 0.2%
Algeco Global Finance PLC, 6.50%, 02/15/23	EUR	100	116,304
BWX Technologies, Inc., 5.38%, 07/15/26(c)	USD	209	213,180
Colfax Corp., 3.25%, 05/15/25	EUR	100	114,101
Vertiv Group Corp., 9.25%, 10/15/24(c)(f)	USD	541	541,000

			984,585

Insurance — 1.7%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(c)		58	59,377
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 8.25%, 08/01/23(c)		1,155	1,193,259
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25(f)		360	353,598
American International Group, Inc., 3.75%, 07/10/25(f)		2,705	2,648,518
AmWINS Group, Inc., 7.75%, 07/01/26(c)		135	138,375
Aon PLC, 3.88%, 12/15/25(f)		1,115	1,133,958
Assicurazioni Generali SpA(h):
(3 mo. EURIBOR + 7.11%), 7.75%, 12/12/42	EUR	100	134,788
(3 mo. EURIBOR + 5.35%), 5.50%, 10/27/47		100	123,584
Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.00%, 01/23/27		100	135,192
Forethought Financial Group, Inc., 8.63%, 04/15/21(c)(f)	USD	750	823,163
HUB International Ltd., 7.00%, 05/01/26(c)(f)		814	797,720
Lincoln National Corp., 3.35%, 03/09/25(f)		845	828,299
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (3 mo. EURIBOR + 3.50%), 6.00%, 05/26/41(h)	EUR	400	508,860
Nationstar Mortgage Holdings, Inc.(c):
8.13%, 07/15/23	USD	249	253,357
9.13%, 07/15/26		144	147,240

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
Nationwide Building Society, 4.13%, 10/18/32(c)(e)(f)	USD	595	$543,431
USIS Merger Sub, Inc., 6.88%, 05/01/25(c)		63	61,267

			9,883,986

Interactive Media & Services — 0.5%
Equinix, Inc., 5.88%, 01/15/26(f)		869	910,278
Match Group, Inc., 5.63%, 02/15/29(c)		177	176,004
Netflix, Inc.:
4.38%, 11/15/26		127	121,841
5.88%, 11/15/28(c)(f)		601	625,972
4.63%, 05/15/29	EUR	100	120,456
Rackspace Hosting, Inc., 8.63%, 11/15/24(c)(f)	USD	154	134,750
Symantec Corp., 5.00%, 04/15/25(c)		385	383,746
Uber Technologies, Inc., 7.50%, 11/01/23(c)(f)		276	282,210
United Group BV, 4.38%, 07/01/22	EUR	126	145,385

			2,900,642

IT Services — 0.8%
Banff Merger Sub, Inc.:
8.38%, 09/01/26		110	123,520
9.75%, 09/01/26(c)	USD	1,497	1,450,219
First Data Corp.(c):
5.00%, 01/15/24		180	184,727
5.75%, 01/15/24(f)		2,024	2,083,607
Gartner, Inc., 5.13%, 04/01/25(c)		174	175,305
InterXion Holding NV, 4.75%, 06/15/25	EUR	100	120,336
WEX, Inc., 4.75%, 02/01/23(c)	USD	177	175,673
Xerox Corp.:
4.80%, 03/01/35		336	269,640
6.75%, 12/15/39		50	47,625

			4,630,652

Leisure Products — 0.1%
Mattel, Inc.:
6.75%, 12/31/25(c)		490	482,038
6.20%, 10/01/40		68	54,995
5.45%, 11/01/41		40	30,600

			567,633

Machinery — 0.5%
Colfax Corp.(c):
6.00%, 02/15/24		544	561,680
6.38%, 02/15/26		270	281,475
Mueller Water Products, Inc., 5.50%, 06/15/26(c)		233	234,747
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	109	118,093
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(c)	USD	353	345,940
SPX FLOW, Inc.(c):
5.63%, 08/15/24		206	206,000
5.88%, 08/15/26		89	89,223
Terex Corp., 5.63%, 02/01/25(c)(f)		758	737,155
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(c)(f)		512	448,000
Wabash National Corp., 5.50%, 10/01/25(c)		241	222,322

			3,244,635

Media — 7.2%
Altice Financing SA(c):
6.63%, 02/15/23		440	449,900
7.50%, 05/15/26(f)		309	298,957
Altice France SA(c):
7.38%, 05/01/26(f)		1,504	1,475,800
8.13%, 02/01/27		1,095	1,100,475
Altice Luxembourg SA, 7.75%, 05/15/22(c)(f)		1,065	1,058,344
AMC Networks, Inc., 4.75%, 08/01/25		542	526,587
Cablevision Systems Corp., 8.00%, 04/15/20		125	130,938
CBS Radio, Inc., 7.25%, 11/01/24(c)		15	14,850

Security		Par (000)	Value

Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 02/15/23(f)	USD	270	$274,388
4.00%, 03/01/23(c)(f)		670	661,625
5.13%, 05/01/23(c)		375	381,600
5.13%, 05/01/27(c)		2,133	2,099,235
5.88%, 05/01/27(c)		349	358,488
5.00%, 02/01/28(c)		266	255,859
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25(f)		2,425	2,513,452
Clear Channel International BV, 8.75%, 12/15/20(c)(f)		560	573,300
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22(f)		1,197	1,222,436
9.25%, 02/15/24(c)		1,962	2,057,647
Series B, 7.63%, 03/15/20(f)		1,175	1,175,587
Series B, 6.50%, 11/15/22(f)		1,570	1,605,325
Comcast Corp., 3.95%, 10/15/25(f)		3,000	3,090,600
CSC Holdings LLC:
6.75%, 11/15/21		187	199,155
5.38%, 07/15/23(c)(f)		1,109	1,139,719
5.25%, 06/01/24		553	552,812
7.75%, 07/15/25(c)(f)		476	508,130
6.63%, 10/15/25(c)(f)		235	247,925
10.88%, 10/15/25(c)(f)		1,614	1,872,240
5.50%, 05/15/26(c)(f)		790	798,887
5.38%, 02/01/28(c)		200	196,500
6.50%, 02/01/29(c)		1,022	1,069,278
Series 144S, 5.13%, 12/15/21(c)		493	494,548
Discovery Communications LLC(f):
3.25%, 04/01/23		1,490	1,454,700
3.45%, 03/15/25		170	163,151
DISH DBS Corp.:
6.75%, 06/01/21		461	471,372
5.88%, 07/15/22(f)		902	861,410
5.00%, 03/15/23		358	318,620
5.88%, 11/15/24		217	182,757
DKT Finance ApS, 7.00%, 06/17/23	EUR	158	193,780
Getty Images, Inc., 9.75%, 03/01/27(c)	USD	79	79,593
Gray Television, Inc., 7.00%, 05/15/27(c)		237	250,628
Hughes Satellite Systems Corp.:
7.63%, 06/15/21		93	99,743
5.25%, 08/01/26(f)		177	173,018
Inmarsat Finance PLC, 4.88%, 05/15/22(c)		250	250,000
Intelsat Jackson Holdings SA:
5.50%, 08/01/23(f)		994	907,025
8.50%, 10/15/24(c)(f)		969	978,399
9.75%, 07/15/25(c)		755	783,312
Lamar Media Corp., 5.75%, 02/01/26(c)		124	129,735
Level 3 Parent LLC, 5.75%, 12/01/22		405	409,556
Live Nation Entertainment, Inc., 4.88%, 11/01/24(c)		29	28,783
MDC Partners, Inc., 6.50%, 05/01/24(c)		371	321,379
Meredith Corp., 6.88%, 02/01/26(g)		154	159,051
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 08/15/23(c)		233	243,184
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22(c)		440	438,900
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.88%, 03/15/25		54	55,366
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(c)		146	140,708
Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, 02/15/23(c)		60	58,200

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Sirius XM Radio, Inc., 5.00%, 08/01/27(c)	USD	332	$324,530
TEGNA, Inc.:
5.13%, 10/15/19		105	105,263
5.50%, 09/15/24(c)		66	65,258
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(c)		400	385,000
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	90	109,898
Telesat Canada/Telesat LLC, 8.88%, 11/15/24(c)	USD	241	259,075
Tribune Media Co., 5.88%, 07/15/22		302	307,285
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 3.50%, 01/15/27	EUR	100	119,574
Univision Communications, Inc.(c):
5.13%, 05/15/23(f)	USD	301	273,158
5.13%, 02/15/25		133	116,375
UPCB Finance IV Ltd.:
5.38%, 01/15/25(c)		200	204,500
4.00%, 01/15/27	EUR	90	107,110
Videotron Ltd., 5.13%, 04/15/27(c)	USD	439	445,585
Virgin Media Finance PLC, 5.75%, 01/15/25(c)(f)		855	850,725
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	100	132,649
Virgin Media Secured Finance PLC:
5.13%, 01/15/25		100	134,969
5.25%, 01/15/26(c)(f)	USD	355	355,369
5.50%, 08/15/26(c)(f)		200	199,000
Ziggo Bond Co. BV, 5.88%, 01/15/25(c)(f)		470	456,934
Ziggo BV:
4.25%, 01/15/27	EUR	100	116,992
5.50%, 01/15/27(c)	USD	300	289,500

			42,915,706

Metals & Mining — 1.8%
Alcoa Nederland Holding BV, 6.13%, 05/15/28(c)		200	204,750
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(c)		221	229,011
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(c)		188	187,530
Constellium NV(c):
5.75%, 05/15/24		500	489,800
6.63%, 03/01/25(f)		573	577,297
5.88%, 02/15/26		250	243,125
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		240	240,000
3.55%, 03/01/22		693	685,204
3.88%, 03/15/23		1,394	1,373,759
4.55%, 11/14/24		368	364,320
5.40%, 11/14/34		161	146,913
5.45%, 03/15/43		1,411	1,238,152
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(c)		608	608,760
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(c)		135	141,581
Kaiser Aluminum Corp., 5.88%, 05/15/24		112	114,520
Nexa Resources SA, 5.38%, 05/04/27(c)		237	239,228
Novelis Corp.(c):
6.25%, 08/15/24		769	774,767
5.88%, 09/30/26		502	489,450
Steel Dynamics, Inc.:
5.25%, 04/15/23(f)		200	203,500
5.50%, 10/01/24		56	57,540
4.13%, 09/15/25		324	315,038
5.00%, 12/15/26		15	15,263
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 06/15/25(c)		95	96,663

Security		Par (000)	Value

Metals & Mining (continued)
Teck Resources Ltd.:
4.50%, 01/15/21	USD	21	$21,263
8.50%, 06/01/24(c)(f)		1,191	1,278,836
thyssenkrupp AG, 2.88%, 02/22/24	EUR	164	186,542
United States Steel Corp.:
6.88%, 08/15/25	USD	230	226,550
6.25%, 03/15/26		57	53,936
Vale Overseas Ltd., 6.25%, 08/10/26		188	198,528

			11,001,826

Multi-Utilities — 0.3%
Brooklyn Union Gas Co., 3.41%, 03/10/26(c)(f)		1,475	1,442,900
NGL Energy Partners LP/NGL Energy Finance Corp., 5.13%, 07/15/19		144	144,763
Superior Plus LP/Superior General Partner, Inc., 7.00%, 07/15/26(c)		314	314,000

			1,901,663

Offshore Drilling & Other Services — 0.1%
Entegris, Inc., 4.63%, 02/10/26(c)		190	186,675
Lam Research Corp.(g):
3.75%, 03/15/26		50	50,034
4.00%, 03/15/29		90	90,024

			326,733

Oil, Gas & Consumable Fuels — 7.3%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25%, 12/01/27		185	181,796
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.38%, 09/15/24		55	55,000
5.75%, 03/01/27(c)		119	119,893
Antero Resources Corp.:
5.13%, 12/01/22		76	76,122
5.63%, 06/01/23		104	104,260
5.00%, 03/01/25		289	277,440
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(c):
10.00%, 04/01/22		239	257,523
7.00%, 11/01/26		139	134,135
Berry Petroleum Co. LLC, 7.00%, 02/15/26(c)		312	311,220
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/25		160	162,200
Bruin E&P Partners LLC, 8.88%, 08/01/23(c)		425	415,437
California Resources Corp., 8.00%, 12/15/22(c)(f)		909	726,064
Callon Petroleum Co.:
6.13%, 10/01/24		202	203,515
Series WI, 6.38%, 07/01/26		162	162,000
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23(f)		276	272,205
8.25%, 07/15/25		365	381,425
Chaparral Energy, Inc., 8.75%, 07/15/23(c)		276	173,880
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		623	689,972
5.88%, 03/31/25		313	333,348
5.13%, 06/30/27(f)		929	947,580
Cheniere Energy Partners LP, 5.63%, 10/01/26(c)		162	165,038
Chesapeake Energy Corp.:
6.63%, 08/15/20		349	357,725
4.88%, 04/15/22		97	93,120
7.00%, 10/01/24(f)		413	407,837
8.00%, 01/15/25(f)		272	276,420
8.00%, 06/15/27		1,018	1,007,820
CNX Resources Corp., 5.88%, 04/15/22(f)		2,828	2,856,280
Comstock Resources, Inc., 9.75%, 08/15/26(c)		185	171,472

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
CONSOL Energy, Inc., 11.00%, 11/15/25(c)(f)	USD	632	$718,900
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(c)		327	304,110
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23		21	21,557
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(c)(f)		1,170	1,133,437
DCP Midstream Operating LP:
4.75%, 09/30/21(c)		80	81,400
5.38%, 07/15/25		307	319,280
6.45%, 11/03/36(c)		226	227,695
6.75%, 09/15/37(c)		373	380,460
Denbury Resources, Inc., 9.25%, 03/31/22(c)		414	415,035
Diamond Offshore Drilling, Inc.:
7.88%, 08/15/25		123	116,235
5.70%, 10/15/39		31	20,925
4.88%, 11/01/43		286	178,750
Diamondback Energy, Inc.:
4.75%, 11/01/24		109	110,226
4.75%, 11/01/24(c)		150	151,688
5.38%, 05/31/25		310	320,850
Enbridge, Inc., 6.25%, 03/01/78(e)		1,565	1,539,381
Endeavor Energy Resources LP/EER Finance, Inc.(c):
5.50%, 01/30/26		650	680,875
5.75%, 01/30/28		277	295,005
EnLink Midstream Partners LP:
4.40%, 04/01/24		240	233,100
4.15%, 06/01/25		24	22,860
4.85%, 07/15/26		108	105,705
5.60%, 04/01/44		108	95,310
5.05%, 04/01/45		147	124,215
5.45%, 06/01/47		208	183,560
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(n)		734	591,332
Ensco PLC, 5.75%, 10/01/44		30	19,275
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 05/01/20		8	6,240
7.75%, 05/15/26(c)(f)		428	379,315
Extraction Oil & Gas, Inc.(c):
7.38%, 05/15/24		108	96,660
5.63%, 02/01/26		511	424,130
Genesis Energy LP/Genesis Energy Finance Corp.:
6.50%, 10/01/25		95	90,963
6.25%, 05/15/26		158	146,150
Geopark Ltd., 6.50%, 09/21/24(c)		200	195,000
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(c)(f)		867	745,620
Gulfport Energy Corp.:
6.63%, 05/01/23		77	75,460
6.38%, 01/15/26		113	99,158
Halcon Resources Corp., 6.75%, 02/15/25		417	311,707
Hess Corp., 4.30%, 04/01/27		50	48,317
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(c)		246	247,230
Impulsora Pipeline LLC, 6.05%, 12/31/42(a)(d)		1,500	1,508,655
Indigo Natural Resources LLC, 6.88%, 02/15/26(c)		52	45,370
Jagged Peak Energy LLC, 5.88%, 05/01/26(c)		14	14,144
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(c)		41	40,898
Matador Resources Co., 5.88%, 09/15/26		342	340,290
MEG Energy Corp., 6.50%, 01/15/25(c)(f)		502	493,215
Nabors Industries, Inc.:
5.00%, 09/15/20		46	46,173
5.75%, 02/01/25		155	137,175

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(c)	USD	74	$71,595
NGPL PipeCo LLC(c):
4.88%, 08/15/27		428	430,541
7.77%, 12/15/37(f)		417	497,794
Noble Holding International Ltd.:
7.75%, 01/15/24		122	108,580
7.88%, 02/01/26(c)(f)		811	758,285
5.25%, 03/15/42		118	73,160
Northern Oil and Gas, Inc., (8.50% Cash or 1.00% PIK), 9.50%, 05/15/23(j)		297	304,133
Oasis Petroleum, Inc.:
6.88%, 03/15/22		278	277,652
6.88%, 01/15/23		116	115,275
6.25%, 05/01/26(c)		307	292,417
Odebrecht Offshore Drilling Finance(c):
6.72%, 12/01/22	BRL	76	71,620
7.72%, 12/01/26(j)		8	2,120
Pacific Drilling SA, 8.38%, 10/01/23(c)	USD	853	857,265
Parsley Energy LLC/Parsley Finance Corp.(c):
6.25%, 06/01/24		139	142,475
5.38%, 01/15/25		316	316,790
5.25%, 08/15/25		77	76,207
5.63%, 10/15/27		328	324,720
PBF Holding Co. LLC/ PBF Finance Corp., 7.25%, 06/15/25		212	217,406
PDC Energy, Inc.:
1.13%, 09/15/21(n)		888	831,484
6.13%, 09/15/24		38	37,620
5.75%, 05/15/26		151	144,960
Petrobras Global Finance BV:
6.13%, 01/17/22		114	120,270
5.30%, 01/27/25		152	152,874
8.75%, 05/23/26		176	207,803
6.00%, 01/27/28		189	189,945
Petroleos Mexicanos:
5.38%, 03/13/22		39	38,922
6.50%, 03/13/27		117	112,964
Precision Drilling Corp., 7.13%, 01/15/26(c)		46	45,195
QEP Resources, Inc.:
6.88%, 03/01/21		456	471,390
5.38%, 10/01/22(f)		377	370,402
5.25%, 05/01/23		160	154,000
5.63%, 03/01/26(f)		390	365,625
Range Resources Corp.:
5.88%, 07/01/22		52	52,520
5.00%, 08/15/22		60	59,175
5.00%, 03/15/23		51	49,279
4.88%, 05/15/25		108	98,921
Resolute Energy Corp., 8.50%, 05/01/20		412	413,030
Rowan Cos., Inc., 4.88%, 06/01/22		326	303,791
Sanchez Energy Corp.(f):
7.75%, 06/15/21		656	104,960
7.25%, 02/15/23(c)		117	100,913
SESI LLC, 7.13%, 12/15/21		85	78,625
Seven Generations Energy Ltd.(c):
6.88%, 06/30/23		94	96,585
5.38%, 09/30/25		232	223,300
SM Energy Co.:
6.13%, 11/15/22		42	41,790
5.00%, 01/15/24		267	251,314
5.63%, 06/01/25(f)		414	387,090
6.75%, 09/15/26		122	116,815
6.63%, 01/15/27		93	88,583

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Southwestern Energy Co.:
6.20%, 01/23/25	USD	120	$118,764
7.50%, 04/01/26		40	41,500
7.75%, 10/01/27		336	347,881
Sunoco Logistics Partners Operations LP, 3.90%, 07/15/26(f)		235	228,124
Sunoco LP/Sunoco Finance Corp.:
4.88%, 01/15/23		313	316,912
5.50%, 02/15/26		104	103,303
5.88%, 03/15/28		124	122,140
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(c):
4.75%, 10/01/23		26	25,935
5.50%, 09/15/24(f)		462	471,956
5.50%, 01/15/28(f)		1,012	1,009,470
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 05/01/23		15	15,206
5.13%, 02/01/25		177	177,885
5.88%, 04/15/26(c)		314	326,560
6.50%, 07/15/27(c)		324	342,630
5.00%, 01/15/28		470	456,487
6.88%, 01/15/29(c)		678	721,646
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28(f)		280	276,361
Transocean Pontus Ltd., 6.13%, 08/01/25(c)		200	201,389
Transocean Poseidon Ltd., 6.88%, 02/01/27(c)		428	439,770
Transocean, Inc., 7.25%, 11/01/25(c)		354	338,070
Vantage Drilling International, 9.25%, 11/15/23(c)		132	134,310
Weatherford International Ltd., 5.13%, 09/15/20(f)		220	183,700
Whiting Petroleum Corp., 6.63%, 01/15/26		343	336,140
WPX Energy, Inc.:
6.00%, 01/15/22		44	45,430
8.25%, 08/01/23		103	115,489
5.25%, 09/15/24		84	83,685
YPF SA, 8.50%, 07/28/25		250	244,950

			43,077,636

Paper & Forest Products — 0.0%
Norbord, Inc., 6.25%, 04/15/23(c)		152	155,420

Personal Products — 0.0%
Coty, Inc., 6.50%, 04/15/26(c)		200	192,740

Pharmaceuticals — 2.8%
AbbVie, Inc., 3.60%, 05/14/25(f)		695	683,173
Allergan Funding SCS, 3.45%, 03/15/22(f)		2,460	2,449,400
Bausch Health Americas, Inc.(c):
8.50%, 01/31/27(f)(g)		1,163	1,208,066
9.25%, 04/01/26		218	234,895
Bausch Health Cos., Inc.:
5.63%, 12/01/21(c)		26	26,039
6.50%, 03/15/22(c)		345	357,506
5.50%, 03/01/23(c)		481	478,595
4.50%, 05/15/23	EUR	346	396,465
5.88%, 05/15/23(c)(f)	USD	859	854,705
7.00%, 03/15/24(c)		476	501,585
6.13%, 04/15/25(c)(f)		984	947,100
5.50%, 11/01/25(c)(f)		1,164	1,174,185
9.00%, 12/15/25(c)		418	447,783
5.75%, 08/15/27(c)(g)		181	182,584
Charles River Laboratories International, Inc., 5.50%, 04/01/26(c)		365	379,600

Security		Par (000)	Value

Pharmaceuticals (continued)
CVS Health Corp.(f):
4.75%, 12/01/22	USD	165	$172,289
4.10%, 03/25/25		2,355	2,386,356
Elanco Animal Health, Inc., 4.90%, 08/28/28(c)		187	194,227
Endo DAC/Endo Finance LLC/Endo Finco, Inc.(c):
6.00%, 07/15/23		200	165,750
5.88%, 10/15/24(f)		205	205,000
Endo Finance LLC, 5.75%, 01/15/22(c)		502	469,370
Endo Finance LLC/Endo Finco, Inc.(c):
7.25%, 01/15/22		163	156,429
5.38%, 01/15/23		65	53,584
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(c)		1,567	1,578,753
MEDNAX, Inc., 6.25%, 01/15/27(c)		444	446,464
Nidda BondCo GmbH, 7.25%, 09/30/25	EUR	100	115,906
Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(c)	USD	162	169,290

			16,435,099

Real Estate — 0.0%
Prologis LP, 3.75%, 11/01/25(f)		255	261,459

Real Estate Management & Development — 0.1%
ADLER Real Estate AG:
1.88%, 04/27/23	EUR	100	112,525
3.00%, 04/27/26		100	112,290
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(c)	USD	174	174,832
Howard Hughes Corp., 5.38%, 03/15/25(c)		186	183,675
Newmark Group, Inc., 6.13%, 11/15/23(c)		106	106,570
Residomo SRO, 3.38%, 10/15/24	EUR	100	114,873

			804,765

Road & Rail — 0.8%
Avis Budget Finance PLC, 4.75%, 01/30/26		100	114,607
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(c)	USD	169	142,805
Herc Rentals, Inc.(c):
7.50%, 06/01/22		112	116,760
7.75%, 06/01/24		106	113,054
Hertz Corp., 7.63%, 06/01/22(c)		325	332,313
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	100	116,190
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(c)(f)	USD	3,000	3,060,000
United Rentals North America, Inc.:
4.63%, 07/15/23		160	163,080
4.63%, 10/15/25		383	372,468
5.88%, 09/15/26		52	53,170

			4,584,447

Semiconductors & Semiconductor Equipment — 0.8%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		73	81,030
Analog Devices, Inc.(f):
3.90%, 12/15/25		375	374,906
3.50%, 12/05/26		275	264,336
Applied Materials, Inc., 3.90%, 10/01/25(f)		285	293,857
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/24(f)		1,515	1,471,289
Qorvo, Inc., 5.50%, 07/15/26(c)		422	429,385
QUALCOMM, Inc., 3.45%, 05/20/25(f)		1,570	1,543,581
Sensata Technologies BV(c):
5.63%, 11/01/24		179	187,950
5.00%, 10/01/25(f)		324	327,240

			4,973,574

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software — 2.1%
ACI Worldwide, Inc., 5.75%, 08/15/26(c)	USD	696	$716,010
CA, Inc., 3.60%, 08/15/22(f)		555	551,616
CDK Global, Inc., 4.88%, 06/01/27		713	700,672
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(c)(f)		1,085	1,185,362
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 05/01/21(c)(f)(j)		545	547,180
Infor US, Inc., 6.50%, 05/15/22(f)		2,649	2,701,371
Informatica LLC, 7.13%, 07/15/23(c)(f)		1,695	1,716,391
Nuance Communications, Inc.:
5.38%, 08/15/20(c)(f)		24	24,000
6.00%, 07/01/24		144	148,680
5.63%, 12/15/26		143	145,860
PTC, Inc., 6.00%, 05/15/24		227	237,465
RP Crown Parent LLC, 7.38%, 10/15/24(c)		498	510,450
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(c)(f)		1,838	1,991,932
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(c)(f)		246	253,995
TIBCO Software, Inc., 11.38%, 12/01/21(c)		784	833,000

			12,263,984

Specialty Retail — 0.3%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		334	339,010
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(c)		324	320,760
Group 1 Automotive, Inc.:
5.00%, 06/01/22(f)		155	155,775
5.25%, 12/15/23(c)		18	17,955
L Brands, Inc.:
6.88%, 11/01/35(f)		401	345,863
6.75%, 07/01/36		71	59,995
Penske Automotive Group, Inc., 5.50%, 05/15/26		32	31,398
PVH Corp., 3.13%, 12/15/27	EUR	100	112,938
Tendam Brands SAU, 5.00%, 09/15/24		100	113,176

			1,496,870

Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC/EMC Corp.(c)(f):
4.42%, 06/15/21	USD	40	40,722
7.13%, 06/15/24		931	987,945
6.02%, 06/15/26		135	143,228
8.35%, 07/15/46		80	93,612
Hewlett Packard Enterprise Co., 4.90%, 10/15/25(f)		375	390,369
Western Digital Corp., 4.75%, 02/15/26(f)		792	748,440

			2,404,316

Textiles, Apparel & Luxury Goods — 0.0%
SMCP Group SAS, 5.88%, 05/01/23	EUR	49	57,215
William Carter Co., 5.63%, 03/15/27(c)(g)	USD	160	159,000

			216,215

Thrifts & Mortgage Finance — 0.1%
Jerrold Finco PLC, 6.25%, 09/15/21	GBP	100	133,232
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(c):
5.25%, 03/15/22	USD	23	23,345
5.25%, 10/01/25		284	266,960

			423,537

Transportation Infrastructure — 0.1%
Rumo Luxembourg Sarl, 7.38%, 02/09/24(c)		293	313,510
Transurban Finance Co. Property Ltd., 4.13%, 02/02/26(c)(f)		435	431,420

			744,930

Security		Par (000)	Value

Utilities — 0.2%
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	100	$114,603
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(c)	USD	293	267,362
Stoneway Capital Corp., 10.00%, 03/01/27(c)(f)		282	279,922
Vistra Operations Co. LLC(c):
5.50%, 09/01/26		112	116,200
5.63%, 02/15/27		522	537,660

			1,315,747

Wireless Telecommunication Services — 2.1%
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24(c)		1,273	1,311,190
CoreCivic, Inc., 4.75%, 10/15/27		169	147,030
CyrusOne LP/CyrusOne Finance Corp., 5.38%, 03/15/27		112	113,960
Equinix, Inc., 2.88%, 10/01/25	EUR	100	116,715
Iron Mountain, Inc., 3.00%, 01/15/25		100	112,890
Matterhorn Telecom SA, 3.88%, 05/01/22		100	113,456
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(c)	USD	137	128,780
Rogers Communications, Inc., 5.00%, 03/15/44(f)		545	577,344
SBA Communications Corp.:
4.00%, 10/01/22		401	396,990
4.88%, 09/01/24(f)		1,037	1,035,704
Sprint Capital Corp., 6.90%, 05/01/19		135	135,337
Sprint Communications, Inc., 7.00%, 03/01/20(c)(f)		904	933,380
Sprint Corp.(f):
7.88%, 09/15/23		1,290	1,380,635
7.13%, 06/15/24		1,957	2,015,710
7.63%, 02/15/25		207	216,832
7.63%, 03/01/26		1,442	1,496,075
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 09/20/21(c)(f)		358	355,266
T-Mobile USA, Inc.:
4.00%, 04/15/22		197	197,492
6.38%, 03/01/25		282	293,456
6.50%, 01/15/26		227	242,606
4.50%, 02/01/26(f)		536	527,955
4.75%, 02/01/28(f)		599	581,719
Wind Tre SpA, 3.13%, 01/20/25	EUR	100	104,485
Xplornet Communications, Inc., (9.63% Cash or 10.63% PIK), 9.63%, 06/01/22(c)(j)	USD	134	138,386

			12,673,393

Total Corporate Bonds — 61.3% (Cost — $368,042,142)			366,372,246

Floating Rate Loan Interests(d) — 40.0%

Aerospace & Defense — 0.9%
Accudyne Industries LLC, 2017 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.49%, 08/18/24		1,349	1,348,039
Atlantic Aviation FBO, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 6.27%, 11/29/25(a)		397	399,481
DAE Aviation Holdings, Inc.:
1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.24%, 07/07/22		158	158,157
2019 Term Loan B, 01/23/26(o)		1,050	1,052,746
Term Loan, 01/23/26(o)		565	565,992
TransDigm, Inc., 2018 Term Loan F, 06/09/23(o)		1,756	1,734,166
WP CPP Holdings LLC, 2018 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.51%, 04/30/25		189	187,741

			5,446,322

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Air Freight & Logistics — 0.1%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, 01/15/25(o)	USD	402	$426,041
XPO Logistics, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.49%, 02/24/25		406	402,393

			828,434

Airlines — 0.1%
American Airlines, Inc.(o):
2017 1st Lien Term Loan, 1.00%, 10/12/21		442	439,640
Repriced TL B due 2023, 1.00%, 04/28/23		184	181,520

			621,160

Auto Components — 0.2%
USI, Inc., 2017 Repriced Term Loan, 05/16/24(o)		742	735,022
Wand NewCo 3, Inc., 2019 1st Lien Term Loan, 02/05/26(o)		489	490,100

			1,225,122

Banks — 0.1%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.99%, 11/01/24		678	667,414

Beverages — 0.0%
Jacobs Douwe Egberts International BV, 2018 USD Term Loan B, (1 mo. LIBOR + 2.00%), 4.56%, 11/01/25		255	252,917

Building Materials — 0.1%
Allied Universal HoldCo LLC, 2015 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.24%, 07/28/22		226	221,885
USAGM HoldCo LLC, 2015 2nd Lien Term Loan, (1 mo. LIBOR + 8.50%, 1.00% Floor), 10.99%, 07/28/23		205	197,613

			419,498

Building Products — 0.3%
CPG International, Inc., 2017 Term Loan, (6 mo. LIBOR + 3.75%, 1.00% Floor), 6.63%, 05/05/24(a)		475	471,584
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 4.80%, 12/14/24		405	398,232
Wilsonart LLC, 2017 Term Loan B, 12/19/23(o)		727	721,648

			1,591,464

Capital Markets — 0.4%
Duff & Phelps Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 02/13/25		408	399,728
Fortress Investment Group LLC, 2018 Term Loan B, 12/27/22(o)		534	529,820
Greenhill & Co., Inc., 1st Lien Term Loan, (2 mo. LIBOR + 3.75%, 1.00% Floor), 6.54%, 10/12/22		400	401,313
RPI Finance Trust, Term Loan B6, (1 mo. LIBOR + 2.00%), 4.49%, 03/27/23		831	828,892

			2,159,753

Chemicals — 1.8%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.80%, 01/31/24		1,636	1,606,792
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 4.55%, 06/01/24		1,158	1,145,057
Charter NEX US Holdings, Inc., 2017 Term Loan B, 05/16/24(o)		548	535,319
Chemours Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 4.25%, 04/03/25		666	658,513
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, 06/28/24(o)		263	260,344

Security		Par (000)	Value

Chemicals (continued)
Encapsys LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 11/07/24	USD	332	$327,776
Evergreen Acqco 1 LP, Term Loan, (3 mo. LIBOR + 3.75%), 6.53%, 07/09/19		100	94,361
Invictus US LLC:
1st Lien Term Loan, 03/28/25(o)		614	611,785
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 9.24%, 03/25/26(a)		135	133,650
Messer Industries LLC, 2018 USD Term Loan, 10/01/25(o)		1,505	1,493,713
Oxea Holding Drei GmbH, 2017 Term Loan B2, (1 mo. LIBOR + 3.50%), 6.06%, 10/14/24		1,192	1,186,799
Plaskolite LLC, 1st Lien Term Loan, 12/12/25(o)		377	377,923
PQ Corp., 2018 Term Loan B, 02/08/25(o)		1,078	1,070,193
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.25%), 5.76%, 10/01/25		525	521,393
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.56%, 08/07/20		476	472,660
Vectra Co., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.74%, 03/08/25		317	302,911

			10,799,189

Commercial Services & Supplies — 2.5%
Advanced Disposal Services, Inc., Term Loan B3, 11/10/23(o)		1,069	1,067,398
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 4.24%, 03/11/25		663	659,632
Asurion LLC:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.99%, 08/04/25		731	741,812
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 5.49%, 08/04/22		197	196,628
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 5.49%, 11/03/23		1,371	1,370,168
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 5.49%, 11/03/24		390	389,798
BrightView Landscapes LLC, 2018 1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 5.00%, 08/15/25		670	667,910
Camelot UK Holdco Ltd., 2017 Repriced Term Loan, 10/03/23(o)		1,726	1,718,457
Catalent Pharma Solutions, Inc., Term Loan B, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.74%, 05/20/24		660	657,396
Creative Artists Agency LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.48%, 02/15/24		1,056	1,047,440
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.55%, 05/09/25		192	168,670
GFL Environmental, Inc., 2018 USD Term Loan B, 05/30/25(o)		1,150	1,129,238
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 7.55%, 11/03/23		259	245,203
KAR Auction Services, Inc., Term Loan B5, (3 mo. LIBOR + 2.50%), 5.31%, 03/09/23(a)		495	493,558
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 05/02/22		1,471	1,465,840
Verscend Holding Corp., 2018 Term Loan B, 08/27/25(a)(o)		1,805	1,807,725
West Corp., 2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.63%, 10/10/24		1,072	1,012,642
West Corporation, 2018 Term Loan B1, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.13%, 10/10/24		100	93,171

			14,932,686

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Communications Equipment — 0.4%
Avantor, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.57%, 11/21/24	USD	1,252	$1,254,352
Avaya, Inc., 2018 Term Loan B, (1 mo. LIBOR + 4.25%), 6.85%, 12/15/24		514	512,763
Ciena Corp., 2018 Term Loan B, 09/26/25(o)		449	448,777

			2,215,892

Construction & Engineering — 0.4%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 7.01%, 06/21/24		1,102	1,074,948
Pike Corp., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.00%, 03/23/25		263	262,662
Ply Gem Midco, Inc., 2018 Term Loan, (3 mo. LIBOR + 3.75%), 6.55%, 04/12/25		130	125,946
SRS Distribution, Inc., 2018 1st Lien Term Loan, 05/23/25(o)		472	461,953
USIC Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 12/08/23		405	399,333

			2,324,842

Construction Materials — 0.5%
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.74%, 08/01/24		1,064	1,053,706
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.49%, 03/29/25		1,413	1,407,308
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.74%, 08/13/25(a)		273	267,360
GYP Holdings III Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 06/01/25		128	124,045

			2,852,419

Containers & Packaging — 0.5%
Berry Global, Inc.:
2018 Term Loan S, (1 mo. LIBOR + 1.75%), 4.27%, 02/08/20		194	194,081
Term Loan Q, (2 mo. LIBOR + 2.00%), 4.61%, 10/01/22		1,417	1,412,254
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 6.03%, 04/03/24		688	673,673
Flex Acquisition Co., Inc.:
1st Lien Term Loan, 12/29/23(o)		268	262,702
2018 Incremental Term Loan, (1 mo. LIBOR + 3.25%), 5.76%, 06/29/25		643	632,321

			3,175,031

Distributors — 0.4%
American Builders & Contractors Supply Co., Inc., 2018 Term Loan B, 10/31/23(o)		1,211	1,202,497
TriMark USA LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 6.00%, 08/28/24		1,315	1,136,727

			2,339,224

Diversified Consumer Services — 0.9%
Ascend Learning LLC, 2017 Term Loan B, 07/12/24(a)(o)		465	460,598
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (PRIME + 0.75%), 4.24%, 11/07/23		599	593,624
CHG PPC Parent LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 03/31/25(a)		234	231,487
Equian LLC, Add on Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 05/20/24		544	536,474
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 6.55%, 07/12/25		478	475,413
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.74%, 05/15/24		423	414,290

Security		Par (000)	Value

Diversified Consumer Services (continued)
Serta Simmons Bedding LLC:
1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.01%, 11/08/23	USD	328	$272,525
2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 10.49%, 11/08/24		40	26,448
ServiceMaster Co., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.99%, 11/08/23		398	396,495
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 6.03%, 11/14/22		1,090	1,078,471
Uber Technologies, 2018 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.52%, 04/04/25		433	432,825
Weight Watchers International, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.75%), 7.56%, 11/29/24		531	513,764

			5,432,414

Diversified Financial Services — 0.6%
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 04/04/24		1,386	1,382,718
CRCI Longhorn Holdings, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 6.02%, 08/08/25		249	243,410
Edelman Financial Center LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 6.04%, 07/21/25		253	252,474
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 6.81%, 02/07/25		479	465,780
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.99%, 07/03/24		673	668,537
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.99%, 09/06/25		336	328,174
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (2 mo. LIBOR + 4.25%), 6.90%, 07/30/25		248	245,273

			3,586,366

Diversified Telecommunication Services — 1.4%
CenturyLink, Inc.:
2017 Term Loan A, (1 mo. LIBOR + 2.75%), 5.24%, 11/01/22		514	511,831
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 01/31/25		945	929,972
Consolidated Communications, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.50%, 10/04/23		137	133,529
Frontier Communications Corp., Delayed Draw Term Loan A, (1 mo. LIBOR + 2.75%), 5.25%, 03/31/21		253	249,473
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.49%, 05/16/24		554	546,908
Level 3 Financing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.73%, 02/22/24		839	835,375
MTN Infrastructure TopCo, Inc, 1st Lien Term Loan B, 11/15/24(o)		726	720,764
Sprint Communications, Inc.:
1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 5.00%, 02/02/24		1,086	1,071,023
2018 Term Loan B, 02/02/24(o)		403	397,963
TDC A/S, Term Loan, (EURIBOR + 2.75%), 2.75%, 06/04/25	EUR	819	931,646
Telenet Financing USD LLC, Term Loan AN, (1 mo. LIBOR + 2.25%), 4.74%, 08/15/26	USD	991	976,236
Zayo Group LLC:
2017 Incremental Term Loan, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.74%, 01/19/24		95	94,449
2017 Term Loan B1, (1 mo. LIBOR + 2.00%), 4.49%, 01/19/21		765	762,003

			8,161,172

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities — 0.3%
Dayton Power & Light Co., Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 08/24/22(a)	USD	239	$238,054
TEX Operations Co. LLC, Exit Term Loan B, (1 mo. LIBOR + 2.00%), 4.49%, 08/04/23		645	643,443
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 1.00%, 11/10/19(a)		780	—
Vistra Energy Corp., 1st Lien Term Loan B3, (1 mo. LIBOR + 2.00%), 4.49%, 12/31/25		650	646,594
Vistra Operations Co. LLC, 2016 Term Loan B2, (1 mo. LIBOR + 2.25%), 4.74%, 12/14/23		151	150,537

			1,678,628

Electrical Equipment — 0.2%
Gates Global LLC, 2017 Repriced Term Loan B, 04/01/24(o)		1,478	1,472,428

Electronic Equipment, Instruments & Components — 0.0%
Zebra Technologies Corporation, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 4.26%, 10/27/21		125	125,186

Energy Equipment & Services — 0.3%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.49%, 03/01/24		327	259,020
GrafTech Finance, Inc., 2018 Term Loan B, 02/12/25(o)		672	669,380
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 10.23%, 11/08/22		260	258,700
Seadrill Partners Finco LLC, Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 8.80%, 02/21/21		268	223,371
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 2.50%), 4.80%, 07/13/20		364	355,963
Woodford Express LLC, 2018 Term Loan B, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.49%, 01/17/25		288	278,161

			2,044,595

Equity Real Estate Investment Trusts (REITs) — 0.8%
Capital Automotive LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 5.00%, 03/24/24		245	240,813
Iron Mountain, Inc., 2018 Term Loan B, 01/02/26(a)(o)		680	666,942
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, 03/21/25(o)		1,741	1,730,570
RHP Hotel Properties LP, 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.78%, 05/11/24		453	450,420
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 4.48%, 12/20/24		1,873	1,860,793

			4,949,538

Food & Staples Retailing — 0.6%
Albertsons LLC, Term Loan B7, (1 mo. LIBOR + 3.00%), 5.49%, 11/17/25		679	673,648
Hearthside Food Solutions LLC:
2018 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 6.49%, 05/23/25		549	545,981
2018 Term Loan B, (1 mo. LIBOR + 3.69%), 6.18%, 05/23/25		273	268,977
Hostess Brands LLC, 2017 Repriced Term Loan, 08/03/22(o)		918	904,209
US Foods, Inc., 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 4.49%, 06/27/23		1,067	1,060,168

			3,452,983

Security		Par (000)	Value

Food Products — 0.8%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, 10/01/25(o)	USD	238	$238,298
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.99%, 10/10/23		682	661,475
JBS USA LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 5.30%, 10/30/22		1,726	1,720,020
Post Holdings, Inc., 2017 Series A Incremental Term Loan, 05/24/24(o)		532	529,932
Reynolds Group Holdings, Inc., 2017 Term Loan, 02/05/23(o)		1,737	1,728,281

			4,878,006

Gas Utilities — 0.1%
AL Midcoast Holdings LLC, 2018 Term Loan B, 07/31/25(o)		543	538,060

Health Care Equipment & Supplies — 0.7%
Agiliti Health, Inc., Term Loan, 01/04/26(a)(o)		263	262,671
CryoLife, Inc., Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 6.05%, 11/14/24(a)		659	658,949
Immucor, Inc., Extended Term Loan B, 06/15/21(o)		1,179	1,177,845
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 5.55%, 09/24/24		277	265,212
Orchid Orthopedic Solutions LLC, 1st Lien Term Loan, 02/26/26(a)(o)		218	216,910
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, 06/30/25(o)		1,361	1,346,113

			3,927,700

Health Care Providers & Services — 1.9%
Acadia Healthcare Co., Inc., 2018 Term Loan B4, (1 mo. LIBOR + 2.50%), 4.99%, 02/16/23		206	205,165
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.99%, 06/30/25		259	258,915
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, 06/07/23(o)		1,393	1,385,882
Concentra, Inc.:
2018 1st Lien Term Loan, 06/01/22(o)		675	670,729
2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 1.00% Floor), 9.02%, 06/01/23		624	624,000
DaVita HealthCare Partners, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 06/24/21		249	247,963
DentalCorp Perfect Smile ULC:
1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.24%, 06/06/25		290	287,114
Delayed Draw Term Loan, (1 mo. LIBOR + 3.75%), 6.24%, 06/06/25		53	52,890
Diplomat Pharmacy, Inc., 2017 Term Loan B, 12/20/24(a)(o)		373	339,435
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.24%, 10/10/25		840	806,719
Gentiva Health Services, Inc.:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.25%, 07/02/25(a)		554	554,926
2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 9.50%, 07/02/26		126	127,866
HC Group Holdings III, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 6.24%, 04/07/22		807	797,459
HCA, Inc.:
2018 Term Loan B10, (1 mo. LIBOR + 2.00%), 4.49%, 03/13/25		149	148,823
Term Loan B11, (1 mo. LIBOR + 1.75%), 4.24%, 03/18/23		775	774,244
Lifescan Global Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 6.00%), 8.80%, 09/27/24		115	110,305

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.55%, 06/07/23	USD	1,354	$1,338,983
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.99%, 10/20/22		820	803,338
NVA Holdings, Inc., Term Loan B3, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 02/02/25		810	791,016
ScribeAmerica Intermediate Holdco LLC, 2018 Term Loan, (1 mo. LIBOR + 4.50%), 7.01%, 04/03/25(a)		256	255,073
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 02/06/24		541	487,563
Vizient, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 02/13/23		193	192,302
WP CityMD Bidco LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.30%, 06/07/24		253	248,016

			11,508,726

Health Care Services — 0.1%
Sound Inpatient Physicians:
2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 5.24%, 06/27/25		225	223,746
2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 9.24%, 06/26/26		123	122,077

			345,823

Health Care Technology — 0.6%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 03/01/24		950	942,231
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.49%, 10/10/25		402	399,109
Press Ganey Holdings, Inc. :
2018 1st Lien Term Loan, 10/23/23(o)		759	754,114
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 1.00% Floor), 8.99%, 10/21/24		144	142,972
VVC Holding Corp., 2019 Term Loan B, (3 mo. LIBOR + 4.50%), 7.20%, 02/11/26		1,616	1,605,900

			3,844,326

Hotels, Restaurants & Leisure — 3.0%
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 4.53%, 10/19/24		417	413,497
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 4.66%, 09/15/23		1,332	1,324,374
Bronco Midstream Funding LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 5.99%, 08/14/23		264	262,438
Burger King Newco Unlimited Liability Co., Term Loan B3, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.74%, 02/16/24		2,441	2,419,899
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, 12/22/24(o)		1,601	1,594,885
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 4.74%, 08/08/21		513	510,396
CEC Entertainment, Inc., Term Loan B, 02/14/21(o)		559	545,041
ESH Hospitality, Inc., 2018 Term Loan B, 08/30/23(o)		805	799,105
Four Seasons Hotels Ltd., 1st Lien Term Loan, 11/30/23(o)		456	454,003
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.80%, 12/01/23		50	49,454

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
GVC Holdings PLC, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.99%, 03/29/24	USD	328	$326,808
Hilton Worldwide Finance LLC, Term Loan B2, 10/25/23(o)		585	584,729
IRB Holding Corp., 1st Lien Term Loan, 02/05/25(o)		1,222	1,211,975
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 4.23%, 04/03/25		508	505,334
Lakeland Tours LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.79%, 12/15/24		364	360,938
Marriott Ownership Resorts, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.74%, 08/29/25		506	504,103
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, (3 mo. LIBOR + 2.25%), 4.84%, 10/15/25		198	197,010
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 04/29/24		385	375,546
Sabre GLBL, Inc., 2018 Term Loan B, 02/22/24(o)		995	991,253
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 5.24%, 08/14/24		951	941,581
Stars Group Holdings BV, 2018 Incremental Term Loan, (3 mo. LIBOR + 3.50%), 6.30%, 07/10/25		2,023	2,022,335
Station Casinos LLC, 2016 Term Loan B, 06/08/23(o)		958	953,355
Wyndham Hotels & Resorts, Inc., Term Loan B, 05/30/25(o)		589	585,534

			17,933,593

Household Products — 0.1%
Energizer Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.74%, 12/17/25		230	229,713
Mastronardi Produce Ltd., Term Loan B, (1 mo. LIBOR + 3.25%), 5.76%, 05/01/25		189	187,632
SIWF Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 6.73%, 06/15/25		413	410,860

			828,205

Independent Power and Renewable Electricity Producers — 0.6%
AES Corp., 2018 Term Loan B, 05/31/22(o)		404	403,785
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.99%, 01/15/25		808	799,657
Calpine Corp.:
Term Loan B6, (3 mo. LIBOR + 2.50%), 5.31%, 01/15/23		267	265,320
Term Loan B7, (3 mo. LIBOR + 2.50%), 5.31%, 05/31/23		254	252,347
Compass Power Generation LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.99%, 12/20/24		382	380,683
EIF Channelview Cogeneration LLC, 2018 Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.75%, 05/03/25		140	139,783
Granite Acquisition, Inc. :
Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.30%, 12/19/21		667	666,469
Term Loan C, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.30%, 12/19/21		85	85,259
NRG Energy, Inc., 2016 Term Loan B, (1 mo. LIBOR + 1.75%), 4.24%, 06/30/23		550	547,151

			3,540,454

Industrial Conglomerates — 0.3%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.63%, 11/30/23(a)		1,305	1,262,062

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Industrial Conglomerates (continued)
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.73%, 11/28/21	USD	622	$610,769

			1,872,831

Insurance — 1.2%
Achilles Acquisition LLC, 2018 Term Loan, (1 mo. LIBOR + 4.00%), 6.50%, 10/03/25		392	389,550
Alliant Holdings I, Inc., 2018 Term Loan B, 05/09/25(o)		1,083	1,069,844
AmWINS Group, Inc., 2017 Term Loan B, 01/25/24(o)		1,219	1,211,528
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.25%), 5.74%, 10/22/24		666	659,202
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.49%, 12/02/24		599	589,367
Hub International Ltd., 2018 Term Loan B, (3 mo. LIBOR + 2.75%), 5.51%, 04/25/25		683	676,304
Sedgwick Claims Management Services, Inc., Term Loan B, 12/31/25(o)		2,300	2,287,695
Stratose Intermediate Holdings II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 06/22/23		380	376,802

			7,260,292

Interactive Media & Services — 0.4%
Go Daddy Operating Co. LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 4.74%, 02/15/24		1,065	1,062,445
Inmar Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.99%, 05/01/24		291	282,710
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.74%, 11/03/23		605	575,717
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.24%, 05/06/24		372	353,709

			2,274,581

Internet & Direct Marketing Retail — 0.1%
Harbor Freight Tools USA, Inc., 2018 Term Loan B, 08/18/23(o)		550	542,215

IT Services — 1.7%
Access CIG LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.24%, 02/27/25		214	211,705
Altran Technologies SA, 1st Lien Term Loan, (3 mo. LIBOR + 2.25%), 5.04%, 03/20/25		213	209,227
Epicor Software Corp., 1st Lien Term Loan, 06/01/22(o)		410	406,244
Evertec Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.74%, 11/27/24		395	393,768
First Data Corp., 2024 Term Loan, (1 mo. LIBOR + 2.00%), 4.49%, 04/26/24		2,649	2,644,718
Flexential Intermediate Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 6.30%, 08/01/24		417	394,434
Global Payments, Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 4.24%, 04/21/23		299	297,120
2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 4.24%, 10/17/25		100	99,125
Greeneden US Holdings II LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.74%, 12/01/23		688	680,188
Optiv Security, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 02/01/24(a)		286	273,582
Peak 10 Holding Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.99%, 08/01/25		408	356,319

Security		Par (000)	Value

IT Services (continued)
TKC Holdings, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.25%, 02/01/23	USD	411	$405,630
2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 10.50%, 02/01/24		280	271,891
Trans Union LLC:
2018 Term Loan B4, (1 mo. LIBOR + 2.00%), 4.49%, 06/19/25		167	166,115
Term Loan B3, (1 mo. LIBOR + 2.00%), 4.49%, 04/10/23		1,349	1,341,500
WEX, Inc., 2017 Term Loan B2, 06/30/23(o)		1,479	1,470,500
Worldpay LLC, 2018 1st Lien Term Loan B4, 08/09/24(o)		667	661,790

			10,283,856

Life Sciences Tools & Services — 0.1%
Albany Molecular Research, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 08/30/24		178	177,202
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 1.00% Floor), 9.49%, 08/30/25		130	127,563

			304,765

Machinery — 0.6%
Clark Equipment Co., 2018 Term Loan B, (3 mo. LIBOR + 2.00%), 4.80%, 05/18/24		279	275,691
Columbus McKinnon Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 5.30%, 01/31/24		75	73,985
Gardner Denver, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 07/30/24		802	801,308
Infiltrator Systems, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.80%, 05/27/22(a)		749	745,328
Titan Acquisition Ltd., 2018 Term Loan B, 03/28/25(o)		1,414	1,357,727
Welbilt, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.99%, 10/23/25(a)		330	328,002

			3,582,041

Media — 2.8%
Altice Financing SA, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 5.23%, 01/31/26(a)		82	79,983
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 6.49%, 08/14/26		1,367	1,327,286
Cable One, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%), 4.24%, 05/01/24		256	254,819
Charter Communications Operating LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 04/30/25		1,907	1,900,944
CSC Holdings LLC:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 4.74%, 07/17/25		461	454,528
2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.99%, 01/25/26		457	453,697
Gray Television, Inc.:
2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.76%, 02/07/24		469	465,729
2018 Term Loan C, (1 mo. LIBOR + 2.50%), 5.01%, 01/02/26		554	552,199
iHeartCommunications, Inc.(b)(i):
Extended Term Loan E, 0.00%, 07/30/19		215	149,694
Term Loan D, 0.00%, 01/30/20		1,341	934,984

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Intelsat Jackson Holdings SA:
2017 Term Loan B3, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.23%, 11/27/23	USD	130	$129,866
2017 Term Loan B4, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.98%, 01/02/24		627	635,079
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.75%, 12/01/23(a)		789	786,923
Lions Gate Capital Holdings LLC, 2018 Term Loan B, 03/24/25(o)		460	457,450
Meredith Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 01/31/25		273	272,663
Numericable Group SA, Term Loan B12, (1 mo. LIBOR + 3.69%), 6.18%, 01/31/26		255	246,176
PSAV Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.75%, 03/01/25		551	540,305
Radiate Holdco LLC, 1st Lien Term Loan, 02/01/24(o)		462	459,311
Trader Corp., 2017 Term Loan B, 09/28/23(a)(o)		1,181	1,172,506
Tribune Media Co., Term Loan C, (1 mo. LIBOR + 3.00%), 5.49%, 01/27/24		1,222	1,220,289
Unitymedia Finance LLC:
Term Loan B, (1 mo. LIBOR + 2.25%), 4.74%, 09/30/25		691	687,255
USD Term Loan D, (1 mo. LIBOR + 2.25%), 4.74%, 01/15/26		115	114,302
Unitymedia Hessen GmbH & Co. KG, 2018 Term Loan E, (1 mo. LIBOR + 2.00%), 4.49%, 06/01/23		312	309,983
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 03/15/24		371	344,046
Virgin Media Bristol LLC, 2017 Term Loan, (1 mo. LIBOR + 2.50%), 4.99%, 01/15/26		1,095	1,086,798
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 5.25%, 05/18/25		1,133	1,097,919
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.99%, 04/15/25		824	813,777

			16,948,511

Metals & Mining — 0.1%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, 07/24/25(o)		290	288,708

Multiline Retail — 0.2%
Hudson’s Bay Co., 2015 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.75%, 09/30/22		628	615,072
Neiman Marcus Group, Inc., 2020 Term Loan, 10/25/20(o)		444	407,188

			1,022,260

Oil & Gas Equipment & Services — 0.1%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.49%, 05/10/25		608	584,003

Oil, Gas & Consumable Fuels — 0.6%
BCP Raptor II LLC, 1st Lien Term Loan, (2 mo. LIBOR + 4.75%), 7.37%, 11/03/25		279	269,584
BCP Raptor LLC, Term Loan B, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.88%, 06/24/24		135	128,785

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
California Resources Corp.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%, 1.00% Floor), 7.24%, 12/31/22	USD	651	$640,148
Second Out Term Loan, (1 mo. LIBOR + 10.38%, 1.00% Floor), 12.87%, 12/31/21		1,015	1,063,921
CONSOL Energy, Inc.:
1st Lien Term Loan A, (1 mo. LIBOR + 4.25%), 6.75%, 11/26/21(a)		92	92,188
1st Lien Term Loan B, (PRIME + 6.00%), 8.50%, 11/28/22		518	522,545
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 6.24%, 12/13/25		270	268,987
EG Group Ltd., 2018 Term Loan B, (3 mo. LIBOR + 4.00%), 6.81%, 02/07/25		253	246,287
MEG Energy Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.00%, 12/31/23		137	136,119

			3,368,564

Personal Products — 0.1%
Clover Merger Sub, Inc., 2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 10.24%, 09/26/25		214	179,225
Prestige Brands, Inc., Term Loan B4, (1 mo. LIBOR + 2.00%), 4.49%, 01/26/24		527	524,294

			703,519

Pharmaceuticals — 1.3%
Akorn, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 8.00%, 04/16/21		232	184,693
Amneal Pharmaceuticals LLC, 2018 Term Loan B, 05/04/25(o)		1,329	1,327,172
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.74%, 04/29/24		1,060	1,061,003
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, (1 Week LIBOR + 2.25%), 4.67%, 01/31/25		1,165	1,159,817
Jaguar Holding Co. II, 2018 Term Loan, 08/18/22(o)		1,886	1,875,150
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, 06/02/25(o)		2,266	2,267,488

			7,875,323

Professional Services — 0.6%
Cast and Crew Payroll LLC, 2019 1st Lien Term Loan, 02/09/26(o)		661	663,313
Dun & Bradstreet Corp., Term Loan, 02/01/26(o)		1,616	1,616,404
Guidehouse LLP, 2018 Term Loan, 05/01/25(a)		107	105,684
Information Resources, Inc., 2018 1st Lien Term Loan, 12/01/25(o)		402	395,970
ON Assignment, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.49%, 04/02/25		402	399,540
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, 08/04/25(a)(o)		412	403,760

			3,584,671

Real Estate Management & Development — 0.7%
CityCenter Holdings LLC, 2017 Term Loan B, 04/18/24(o)		1,617	1,604,146
DTZ US Borrower LLC, 2018 Add On Term Loan B, (1 mo. LIBOR + 3.25%), 5.74%, 08/21/25		1,059	1,050,404
Forest City Enterprises LP, Term Loan B, (1 mo. LIBOR + 4.00%), 6.51%, 12/07/25		788	790,955
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.74%, 02/08/25		269	261,455
SMG Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.49%, 01/23/25		387	382,767

			4,089,727

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Road & Rail — 0.1%
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.24%, 06/13/23	USD	488	$408,998

Semiconductors & Semiconductor Equipment — 0.3%
Cabot Microelectronics Corporation, Term Loan B, (1 mo. LIBOR + 2.25%), 4.75%, 11/14/25(a)		530	528,013
MaxLinear, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 4.99%, 05/12/24(a)		99	98,553
Microchip Technology, Inc., 2018 Term Loan B, 05/29/25(o)		1,165	1,162,846
ON Semiconductor Corp., 2018 1st Lien Term Loan B, (1 mo. LIBOR + 1.75%), 4.24%, 03/31/23		157	156,433

			1,945,845

Software — 4.9%
Applied Systems, Inc.:
2017 1st Lien Term Loan, 09/19/24(o)		945	936,162
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 1.00% Floor), 9.49%, 09/19/25		160	160,882
BMC Software Finance, Inc., 2017 Term Loan, 10/02/25(o)		1,345	1,336,315
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.50%, 04/26/24		569	561,771
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 9.24%, 04/27/25		248	246,450
Dell, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.50%, 09/07/23		1,198	1,193,420
Digicel International Finance Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.88%, 05/28/24		534	471,625
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 7.49%, 09/30/23		500	468,131
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.75%), 6.24%, 10/01/25		2,559	2,518,099
Infor (US), Inc., Term Loan B6, 02/01/22(o)		1,871	1,868,898
Informatica Corp., 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.74%, 08/05/22		1,162	1,161,943
IQOR US, Inc., Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.80%, 04/01/21		308	287,412
Kronos, Inc.:
2017 Term Loan B, 11/01/23(o)		1,772	1,764,454
2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.99%, 11/01/24		615	625,430
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 6.24%, 09/30/24		1,437	1,439,664
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.74%, 11/29/24		1,372	1,336,722
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.74%, 12/01/25		266	260,445
PowerSchool, 2018 Term Loan B, 08/01/25(o)		411	405,863
Renaissance Learning, Inc., 2018 Add On Term Loan, (1 mo. LIBOR + 3.25%), 5.74%, 05/30/25		239	232,930
RP Crown Parent LLC, 2016 Term Loan B, 10/12/23(o)		410	405,646
SolarWinds Holdings, Inc., 2018 Term Loan B, 02/05/24(o)		1,621	1,614,714
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 03/03/23		1,879	1,864,706
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 6.05%, 09/30/22		1,696	1,691,833

Security		Par (000)	Value

Software (continued)
SS&C Technologies Holdings Europe, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.74%, 04/16/25	USD	572	$569,499
SS&C Technologies, Inc.:
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 4.74%, 07/08/22		1,055	1,051,686
2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.74%, 04/16/25		1,495	1,487,771
2018 Term Loan B5, (1 mo. LIBOR + 2.25%), 4.74%, 04/16/25		884	879,627
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 5.49%, 05/01/24		932	930,808
Tibco Software, Inc., Repriced Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.01%, 12/04/20		1,460	1,456,963
Vertafore, Inc., 2018 1st Lien Term Loan, 07/02/25(o)		410	404,875

			29,634,744

Specialty Retail — 0.7%
Academy Ltd., 2015 Term Loan B, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.51%, 07/01/22		632	437,815
Belron Finance US LLC(a):
Term Loan B, (3 mo. LIBOR + 2.25%), 4.99%, 11/07/24		755	750,608
Term Loan B, (3 mo. LIBOR + 2.50%), 5.19%, 11/13/25		186	185,535
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (LIBOR — GBP + 4.50%), 5.41%, 06/23/25	GBP	1,000	1,303,974
Leslie’s Poolmart, Inc., 2018 Term Loan, (2 mo. LIBOR + 3.50%, 1.00% Floor), 6.08%, 08/16/23	USD	533	517,718
Petco Animal Supplies, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.99%, 01/26/23		276	215,059
Research Now Group, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 5.50%, 1.00% Floor), 7.99%, 12/20/24		391	388,442
Staples, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.51%, 09/12/24		276	274,046
TruGreen LP, 2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.50%, 04/13/23(a)		377	377,772

			4,450,969

Technology Hardware, Storage & Peripherals — 0.3%
Western Digital Corp., 2018 Term Loan B4, 04/29/23(o)		1,633	1,601,325

Textiles, Apparel & Luxury Goods — 0.1%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 8.05%, 08/12/22		701	699,063
Varsity Brands, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.99%, 12/15/24		163	161,956

			861,019

Thrifts & Mortgage Finance — 0.2%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.30%, 05/23/25		1,243	1,239,412

Trading Companies & Distributors — 0.3%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.77%, 01/02/25		486	481,067
HD Supply, Inc., Term Loan B5, 10/17/23(o)		1,342	1,339,128
Oxbow Carbon LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.50%), 5.99%, 01/04/23		143	142,055

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Trading Companies & Distributors (continued)
United Rentals, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 4.24%, 10/31/25	USD	105	$104,803

			2,067,053

Transportation — 0.1%
Gruden Acquisition, Inc., 2017 Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 8.30%, 08/18/22		160	157,361
Safe Fleet Holdings LLC:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.52%, 02/01/25		271	263,634
2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 9.27%, 02/01/26		215	203,175

			624,170

Utilities — 0.0%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.63%, 11/28/24		221	205,075

Wireless Telecommunication Services — 0.4%
Geo Group, Inc. (The), 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 03/22/24		640	624,796
Ligado Networks LLC:
2015 2nd Lien Term Loan, 0.00%, 12/07/20		40	11,657
PIK Exit Term Loan (9.75% PIK), 0.00%, 12/07/20(j)		696	543,210
SBA Senior Finance II LLC, 2018 Term Loan B, 04/11/25(o)		937	927,094

			2,106,757

Total Floating Rate Loan Interests — 40.0% (Cost — $242,569,562)			239,830,804

Foreign Agency Obligations — 3.1%
Argentine Republic Government International Bond:
7.50%, 04/22/26		3,008	2,613,937
7.63%, 04/22/46		2,422	1,941,947
Colombia Government International Bond:
4.50%, 01/28/26(f)		236	242,844
3.88%, 04/25/27		419	412,925
4.50%, 03/15/29(f)		238	242,998
Cyprus Government International Bond, 4.63%, 02/03/20(c)	EUR	2,600	3,080,158
Egypt Government International Bond, 5.75%, 04/29/20	USD	882	893,025
Iceland Government International Bond, 5.88%, 05/11/22(f)		3,030	3,304,441
Indonesia Government International Bond:
4.75%, 01/08/26		395	408,015
5.35%, 02/11/49		200	213,521
Mexico Government International Bond, 4.15%, 03/28/27		210	207,270
Portugal Government International Bond, 5.13%, 10/15/24(c)		3,190	3,400,910
Qatar Government International Bond, 4.63%, 06/02/46		200	205,500
Republic of South Africa Government International Bond, 5.88%, 05/30/22		398	416,905
Russian Foreign Bond - Eurobond:
4.75%, 05/27/26		200	203,200
4.25%, 06/23/27		200	196,000
Saudi Government International Bond:
4.50%, 04/17/30		385	396,550
5.25%, 01/16/50(c)		200	209,400

Security		Par (000)	Value

Foreign Agency Obligations (continued)
Turkey Government International Bond, 6.25%, 09/26/22	USD	200	$202,750

Total Foreign Agency Obligations — 3.1% (Cost — $19,481,248)			18,792,296

		Shares

Investment Companies — 1.4%

Diversified Financial Services — 1.4%
Invesco Senior Loan ETF		380,000	8,664,000

Total Investment Companies — 1.4% (Cost — $8,715,925)			8,664,000

		Par (000)

Non-Agency Mortgage-Backed Securities — 1.9%

Collateralized Mortgage Obligations — 0.7%
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 3A4, 5.50%, 11/25/35		1,959	1,654,062
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 09/25/35		389	383,423
Series 2006-17, Class A2, 6.00%, 12/25/36		1,100	853,632
Series 2007-HY5, Class 3A1, 3.76%, 09/25/37(e)		728	675,597
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 4.23%, 10/25/35(e)		613	510,418

			4,077,132

Commercial Mortgage-Backed Securities — 1.2%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.60%, 04/14/33(c)(e)		4,830	4,800,520
Commercial Mortgage Pass-Through Certificates, Series 2014-PAT, Class F, (1 mo. LIBOR + 2.44%), 4.94%, 08/13/27(c)(d)		2,000	1,992,098
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.69%, 07/10/38(e)		439	440,352

			7,232,970

Total Non-Agency Mortgage-Backed Securities — 1.9% (Cost — $11,269,807)			11,310,102

		Beneficial Interest (000)

Other Interests(a)(b)(p) — 0.0%

Auto Components — 0.0%
Lear Corp. Escrow		1,000	10

IT Services — 0.0%
Millennium Corp.		918	—
Millennium Lender Claims		861	—

			—

Total Other Interests — 0.0% (Cost — $—)			10

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Preferred Securities — 9.5%

Capital Trusts — 7.3%

Banks — 2.1%
Bankia SA, 6.38%(e)(k)	EUR	200	$224,646
Capital One Financial Corp., Series E, 5.55%(h)(k)	USD	3,000	3,056,490
CIT Group, Inc., Series A, 5.80%(h)(k)		235	229,125
Citigroup, Inc.(h)(k):
5.90%(f)		5,060	5,161,200
5.95%		1,370	1,397,468
Series T, 6.25%		167	175,544
Intesa Sanpaolo SpA, 7.00%(h)(k)	EUR	200	235,791
Wells Fargo & Co.(f)(h)(k):
Series S, 5.90%	USD	1,500	1,528,125
Series U, 5.88%		730	771,975

			12,780,364

Capital Markets(k) — 1.1%
Goldman Sachs Group, Inc. :
Series M, 5.38%(h)		1,730	1,742,975
Series P, 5.00%(e)		348	320,160
Morgan Stanley, Series H, 5.45%(h)		2,546	2,549,182
State Street Corp., Series F, 5.25%(h)		1,625	1,645,313

			6,257,630

Diversified Financial Services(k) — 3.5%
ATF Netherlands BV, 3.75%(h)	EUR	100	113,711
Bank of America Corp.(h):
Series AA, 6.10%(f)	USD	993	1,055,549
Series DD, 6.30%		155	168,795
Series U, 5.20%(f)		1,250	1,264,062
Series V, 5.13%		510	507,858
Series X, 6.25%		1,929	2,040,149
BNP Paribas SA, 6.13%(h)	EUR	200	246,287
Credit Agricole SA, 6.50%(h)		100	122,987
Credit Suisse Group AG, 6.25%(h)	USD	200	200,400
HBOS Capital Funding LP, 6.85%		100	101,000
HSBC Holdings PLC. :
6.00%(h)		415	404,106
6.25%(e)		695	693,263
JPMorgan Chase & Co.(h):
Series 1, 6.22%		214	215,017
Series R, 6.00%		120	123,600
Series U, 6.13%(f)		6,690	6,957,600
Series V, 5.00%(f)		4,060	4,054,925
Royal Bank of Scotland Group PLC, 8.63%(h)		200	214,460
Societe Generale SA, 6.00%(c)(f)(h)		2,000	1,977,500
UniCredit SpA, 6.75%(h)	EUR	200	223,361

			20,684,630

Diversified Telecommunication Services — 0.0%
Telefonica Europe BV(h)(k):
3.75%		100	117,726
5.88%		100	126,541

			244,267

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26		100	119,123

Insurance — 0.6%
Voya Financial, Inc., 5.65%, 05/15/53(f)(h)	USD	3,500	3,462,585

Oil, Gas & Consumable Fuels — 0.0%
Naturgy Finance BV, 3.38(e)(k)	EUR	100	114,440
Repsol International Finance BV, 4.50%, 03/25/75(h)		100	122,276

			236,716

Total Capital Trusts — 7.3% (Cost — $43,128,360)			43,785,315

Security		Shares	Value

Preferred Stocks — 1.7%

Capital Markets(h)(k) — 1.7%
Goldman Sachs Group, Inc., Series J, 5.50%		202,526	$5,146,186
Morgan Stanley, Series F, 6.88%		120,000	3,255,600
Morgan Stanley, Series K, 5.85%		53,253	1,347,833
SCE Trust III, Series H, 5.75%		21,200	510,920

			10,260,539

Wireless Telecommunication Services — 0.0%
CF-B L2 (D) LLC, (Aquired 04/08/15, cost $131,171), 0.00%(q)		134,077	52,692

Total Preferred Stocks — 1.7% (Cost — $10,174,955)			10,313,231

Trust Preferreds — 0.5%

Diversified Financial Services — 0.5%
GMAC Capital Trust I, Series 2, (3 mo. LIBOR US + 5.79%), 8.47%, 02/15/40(h)		105,753	2,748,520

Total Trust Preferreds — 0.5% (Cost — $2,686,547)			2,748,520

Total Preferred Securities — 9.5%			56,847,066

		Par (000)

U.S. Government Sponsored Agency Securities — 5.1%

Collateralized Mortgage Obligations — 1.1%
Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 5.49%, 10/25/29(d)	USD	1,600	1,702,187
Freddie Mac Mortgage-Backed Securities, Series 4480, Class ZX, 4.00%, 11/15/44(f)		4,631	4,733,327

			6,435,514

Interest Only Collateralized Mortgage Obligations — 0.3%
Freddie Mac Mortgage-Backed Securities, Series K042, Class X1, 1.05%, 12/25/24(e)		34,223	1,763,877

Mortgage-Backed Securities — 3.7%
Fannie Mae Mortgage-Backed Securities(f):
2.50%, 10/01/28 - 06/01/32		6,820	6,695,121
3.00%, 05/01/30		15,501	15,489,239
5.00%, 07/01/20 - 08/01/23		225	229,255

			22,413,615

Total U.S. Government Sponsored Agency Securities — 5.1% (Cost — $31,096,172)			30,613,006

U.S. Treasury Obligations — 2.8%
U.S. Treasury Notes(f):
2.75%, 09/30/20		2,240	2,246,650
2.75%, 04/30/23		8,000	8,073,438
2.75%, 08/31/25		6,150	6,203,332

Total U.S. Treasury Obligations — 2.8% (Cost — $16,220,003)			16,523,420

		Shares

Warrants(a) — 0.0%

Metals & Mining — 0.0%
AFGlobal Corp. (Expires 12/20/20)		2,542	—

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Shares	Value

Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 03/09/10, 19 Shares for 1 Warrant, Expires 06/22/19, Strike Price $42.27)		3,100	$—

Total Warrants — 0.0% (Cost — $31)			—

Total Long-Term Investments — 131.7% (Cost — $798,687,096)			788,473,722

		Par (000)

Short-Term Securities — 1.1%

Foreign Agency Obligations — 0.1%
Egypt Treasury Bills, 0.00%, 04/02/19(l)	EGP	11,550	649,298

Total Foreign Agency Obligations — 0.1% (Cost — $634,648)			649,298

		Shares

Money Market Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.29%(r)(s)		5,762,115	5,762,115

Total Money Market Funds — 1.0% (Cost — $5,762,115)			5,762,115

Total Short-Term Securities — 1.1% (Cost — $6,396,763)			6,411,413

Options Purchased— 0.0% (Cost — $44,978)			—

Total Investments — 132.8% (Cost — $805,128,837)			794,885,135

Liabilities in Excess of Other Assets — (32.8)%			(196,132,994)

Net Assets — 100.0%			$598,752,141

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	When-issued security.
(h)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Perpetual security with no stated maturity date.
(l)	Zero-coupon bond.
(m)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(n)	Convertible security.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(q)

Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $52,692 and an original cost of $131,171, which was less than 0.05% of its net assets.

(r)	Annualized 7-day yield as of period end.

(s)

During the six months ended February 28, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 02/28/19	Value at 02/28/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	180,494	5,581,621	5,762,115	$5,762,115	$93,434	$(261)	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	2.95%	09/11/18	Open	$625,669	$633,750	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.95	09/11/18	Open	785,890	796,090	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.04	09/11/18	Open	566,010	573,752	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.04	09/11/18	Open	381,034	386,246	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	09/11/18	Open	453,750	459,400	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	09/11/18	Open	463,338	469,107	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	09/11/18	Open	94,500	95,677	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	09/11/18	Open	334,800	338,969	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	09/11/18	Open	405,638	410,689	Corporate Bonds	Open/Demand

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.79%	09/11/18	Open	$925,000	$936,519	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	09/11/18	Open	353,438	357,839	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	09/11/18	Open	368,438	373,026	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	09/11/18	Open	1,378,250	1,395,413	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	09/11/18	Open	1,053,675	1,066,796	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	09/11/18	Open	277,163	280,614	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/11/18	Open	682,563	691,900	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/11/18	Open	358,063	362,961	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/11/18	Open	709,735	719,445	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/11/18	Open	399,600	405,067	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/11/18	Open	1,148,213	1,163,921	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/11/18	Open	356,025	360,896	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/12/18	Open	272,160	275,883	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	0.95	09/13/18	Open	77,400	77,656	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.67	09/19/18	Open	246,713	249,677	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.67	09/19/18	Open	206,205	208,683	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.00	09/19/18	Open	251,160	252,290	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	776,250	784,424	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	211,500	213,727	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	527,250	532,802	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	127,750	129,095	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	09/19/18	Open	325,850	329,443	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	409,150	413,937	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	566,370	572,997	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	501,720	507,590	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	66,400	67,177	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	451,350	456,631	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	89,925	90,977	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	238,213	241,000	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	266,365	269,481	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	259,170	262,202	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	357,205	361,384	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	466,793	472,254	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	173,470	175,500	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	158,000	159,849	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	142,650	144,319	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	99,938	101,107	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	507,955	513,898	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	102,700	103,902	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	09/20/18	Open	142,740	144,434	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	09/20/18	Open	1,382,438	1,398,844	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	09/20/18	Open	137,700	139,334	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	903,870	915,648	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	454,383	460,303	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	270,443	273,967	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	870,840	882,188	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	167,000	169,176	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	425,100	430,639	Corporate Bonds	Open/Demand
UBS Ltd.	2.75	09/20/18	Open	3,026,213	3,061,586	Corporate Bonds	Open/Demand
UBS Ltd.	2.95	09/20/18	Open	1,730,000	1,751,769	Capital Trusts	Open/Demand
UBS Ltd.	2.95	09/20/18	Open	746,250	755,640	Corporate Bonds	Open/Demand
UBS Ltd.	2.95	09/20/18	Open	250,200	253,348	Corporate Bonds	Open/Demand
UBS Ltd.	2.95	09/20/18	Open	362,780	367,345	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.75	09/25/18	Open	6,042,375	6,103,749	U.S. Treasury Obligations	Open/Demand
RBC Capital Markets, LLC	3.05	09/26/18	Open	1,613,950	1,633,911	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.00	09/28/18	Open	1,320,335	1,336,282	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	10/09/18	Open	220,440	222,948	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	10/09/18	Open	2,808,000	2,836,263	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	10/09/18	Open	256,000	258,577	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.90	10/09/18	Open	417,000	421,611	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.90	10/09/18	Open	496,000	501,485	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.90	10/09/18	Open	442,000	446,888	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
HSBC Securities (USA), Inc.	2.90%	10/09/18	Open	$908,000	$918,041	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.75	10/15/18	Open	8,010,000	8,082,272	U.S. Treasury Obligations	Open/Demand
HSBC Securities (USA), Inc.	2.75	10/15/18	Open	2,237,200	2,257,126	U.S. Treasury Obligations	Open/Demand
RBC Capital Markets, LLC	3.05	10/24/18	Open	396,435	400,553	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.04	11/02/18	Open	275,010	277,671	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	3.00	11/15/18	Open	2,730,000	2,753,205	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	11/15/18	Open	87,800	88,493	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	11/15/18	Open	518,925	523,018	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	11/15/18	Open	625,500	630,434	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	11/15/18	Open	1,645,000	1,657,975	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	11/15/18	Open	1,380,000	1,390,885	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	11/15/18	Open	263,063	265,137	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	11/15/18	Open	1,392,825	1,403,811	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	11/15/18	Open	2,007,500	2,023,334	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	11/15/18	Open	602,875	607,630	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	11/15/18	Open	484,900	488,725	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	11/15/18	Open	1,160,963	1,170,120	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	11/15/18	Open	237,788	239,663	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	11/15/18	Open	248,188	250,145	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	11/15/18	Open	38,500	38,804	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	257,845	260,074	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	368,775	371,963	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	235,625	237,662	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	309,590	312,267	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	526,500	531,052	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	637,798	643,312	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	497,918	502,222	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	311,535	314,228	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	485,513	489,710	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	688,188	694,137	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	463,980	467,992	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	11/27/18	Open	516,661	520,438	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.90	11/27/18	Open	182,000	183,344	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.90	11/27/18	Open	839,000	845,195	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/10/18	Open	662,171	666,291	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/11/18	Open	740,835	745,634	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/11/18	Open	563,875	567,590	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/11/18	Open	494,400	497,657	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/12/18	Open	204,795	206,128	Corporate Bonds	Open/Demand
UBS Ltd.	2.95	12/12/18	Open	250,583	252,159	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/13/18	Open	358,463	360,568	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.90	12/13/18	Open	670,250	674,344	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	591,275	595,076	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	399,263	401,829	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	568,500	572,155	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	725,220	729,883	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.25	12/14/18	Open	403,705	402,668	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	12/14/18	Open	203,660	204,272	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.70	12/14/18	Open	101,640	102,007	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	12/14/18	Open	2,119,500	2,131,316	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	551,700	555,059	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	399,758	402,192	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	403,124	405,578	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	507,195	510,283	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	636,334	640,208	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	176,468	177,542	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	368,873	371,119	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	640,888	644,790	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	624,025	627,825	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	436,500	439,158	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	412,548	415,059	Capital Trusts	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	483,863	486,809	Corporate Bonds	Open/Demand

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	3.00%	12/14/18	Open	$222,656	$224,012	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	530,225	533,453	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	544,554	547,869	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	530,200	533,428	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	337,871	339,929	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	589,235	592,823	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	449,970	452,710	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	4,175,000	4,200,421	Capital Trusts	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	442,531	445,226	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	12/14/18	Open	160,000	160,859	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	12/14/18	Open	3,148,000	3,164,903	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	12/14/18	Open	771,000	775,140	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	12/14/18	Open	908,000	912,875	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	12/14/18	Open	866,000	870,650	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	12/14/18	Open	2,522,000	2,535,542	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	12/14/18	Open	185,000	185,993	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	12/14/18	Open	1,357,000	1,364,286	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	12/14/18	Open	1,396,000	1,403,496	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	12/14/18	Open	6,371,000	6,405,209	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	2.65	12/14/18	Open	503,000	505,701	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.90	12/14/18	Open	381,000	383,242	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.90	12/14/18	Open	2,927,000	2,944,221	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.61	12/17/18	Open	90,740	91,214	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.76	12/17/18	Open	532,738	535,681	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.90	12/17/18	Open	379,555	381,760	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.90	12/17/18	Open	2,895,000	2,911,815	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.90	12/17/18	Open	1,402,500	1,410,646	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.90	12/17/18	Open	669,120	673,006	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.95	12/17/18	Open	958,073	963,734	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.95	12/17/18	Open	158,340	159,276	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.95	12/17/18	Open	200,671	201,857	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.97	12/17/18	Open	485,513	488,401	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.97	12/17/18	Open	510,185	513,221	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.04	12/17/18	Open	942,500	948,323	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.04	12/17/18	Open	541,020	544,362	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.04	12/17/18	Open	431,011	433,674	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.04	12/17/18	Open	949,455	955,321	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.04	12/17/18	Open	822,008	827,086	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.04	12/17/18	Open	224,131	225,516	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.04	12/17/18	Open	386,965	389,356	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/17/18	Open	1,605,900	1,615,716	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/17/18	Open	330,630	332,651	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/17/18	Open	897,480	902,966	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/17/18	Open	613,575	617,325	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/17/18	Open	248,000	249,516	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/17/18	Open	350,350	352,492	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/17/18	Open	939,120	944,860	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/17/18	Open	200,460	201,685	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/18/18	Open	305,690	307,504	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.04	12/18/18	Open	291,638	293,416	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/18/18	Open	847,230	852,342	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/18/18	Open	421,830	424,375	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/18/18	Open	564,410	567,815	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/18/18	Open	460,305	463,082	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/18/18	Open	1,425,435	1,434,035	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/18/18	Open	204,980	206,217	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/18/18	Open	288,470	290,210	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/18/18	Open	561,437	564,824	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/18/18	Open	274,237	275,892	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/18/18	Open	155,500	156,438	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/18/18	Open	119,737	120,459	Corporate Bonds	Open/Demand
UBS Securities LLC	2.95	12/18/18	Open	223,046	224,364	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
UBS Securities LLC	2.95%	12/18/18	Open	$1,944,443	$1,955,934	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/19/18	Open	372,600	374,627	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/19/18	Open	149,175	149,987	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/19/18	Open	19,200	19,314	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/19/18	Open	175,075	176,117	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/20/18	Open	2,275,500	2,287,882	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/20/18	Open	753,397	757,883	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/20/18	Open	744,590	749,023	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	12/21/18	Open	245,265	245,742	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.85	12/21/18	Open	77,648	77,689	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/21/18	Open	771,210	775,394	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/21/18	Open	731,520	735,488	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/21/18	Open	933,800	938,866	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/21/18	Open	273,310	274,861	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.20	12/24/18	Open	361,600	363,036	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/24/18	Open	38,070	38,276	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.35	01/03/19	Open	200,419	200,528	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.00)	01/08/19	Open	989,063	987,661	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	3.05	01/08/19	Open	569,925	572,388	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	01/09/19	Open	134,520	135,090	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/11/19	Open	124,110	124,308	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	0.00	01/11/19	Open	166,738	166,738	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	01/16/19	Open	98,973	99,179	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	01/17/19	Open	281,288	282,057	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	0.50	01/18/19	Open	82,753	82,797	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	0.75	01/18/19	Open	139,582	139,693	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	1.00	01/18/19	Open	192,965	193,169	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	1.80	01/18/19	Open	560,970	562,036	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.40	01/18/19	Open	824,440	826,259	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	01/24/19	Open	306,094	306,689	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	01/28/19	Open	648,113	649,787	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	01/30/19	Open	476,280	477,450	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	02/01/19	Open	454,940	456,019	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	02/01/19	Open	244,720	245,238	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	02/01/19	Open	642,600	643,961	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	02/06/19	Open	109,060	109,260	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.62	02/11/19	3/13/19	189,000	189,220	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.62	02/11/19	3/13/19	31,000	31,036	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Capital, Inc.	2.50	02/12/19	Open	363,093	363,496	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	(2.00)	02/12/19	Open	170,744	170,592	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	0.50	02/12/19	Open	58,870	58,883	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	1.75	02/12/19	Open	164,145	164,283	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.40	02/12/19	Open	971,473	971,473	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.50	02/12/19	Open	527,215	527,803	Capital Trusts	Open/Demand
Goldman Sachs & Co LLC	2.50	02/12/19	Open	382,826	383,252	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.25	02/13/19	Open	101,465	101,531	Corporate Bonds	Open/Demand
Royal Bank of Canada	2.63	02/14/19	3/15/19	4,598,000	4,602,703	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.05	02/14/19	Open	340,000	340,403	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.61	02/15/19	3/18/19	15,080,000	15,090,933	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.61	02/15/19	3/18/19	371,000	371,269	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.61	02/15/19	3/18/19	6,129,000	6,133,444	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Suisse Securities (USA) LLC	2.65	02/26/19	Open	210,333	210,363	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.65	02/26/19	Open	207,680	207,711	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.00	02/28/19	Open	355,850	355,850	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.00	02/28/19	Open	642,510	642,510	Corporate Bonds	Open/Demand

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	2.89%	02/28/19	Open	$2,288,594	$2,288,777	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.89	02/28/19	Open	5,053,894	5,054,299	Corporate Bonds	Open/Demand

				$199,334,147	$200,612,412

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Euro Stoxx 600 Index	1	03/15/19	$8	$573
10-Year U.S. Ultra Long Treasury Note	36	06/19/19	4,660	(14,576)
Ultra Long U.S. Treasury Bond	22	06/19/19	3,511	(38,911)
2-Year U.S. Treasury Note	873	06/28/19	185,247	(104,465)

				(157,379)

Short Contracts:
Euro Bund	1	03/07/19	188	(3,516)
10-Year U.S. Treasury Note	239	06/19/19	29,158	66,897
Long U.S. Treasury Bond	6	06/19/19	867	6,365
Long Gilt	1	06/26/19	167	1,935

				71,681

				$(85,698)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	876,000	USD	990,201	Citibank N.A.	03/05/19	$6,287
GBP	286,000	USD	365,664	Citibank N.A.	03/05/19	13,691
USD	13,538,436	EUR	11,822,000	Citibank N.A.	03/05/19	90,395
USD	997,849	EUR	866,000	JPMorgan Chase Bank N.A.	03/05/19	12,736
USD	4,946,845	EUR	4,293,000	UBS AG	03/05/19	63,371
USD	534,217	MXN	10,254,000	HSBC Bank PLC	03/05/19	2,494
USD	59,550	NZD	86,000	HSBC Bank PLC	03/05/19	983
USD	12,491,345	EUR	10,946,000	Citibank N.A.	04/04/19	8,205
USD	989,337	EUR	864,000	HSBC Bank PLC	04/04/19	4,006
USD	4,777,215	EUR	4,172,000	HSBC Bank PLC	04/04/19	19,344
USD	1,261,137	GBP	947,000	Barclays Bank PLC	04/04/19	3,067
USD	7,347,088	GBP	5,517,000	Barclays Bank PLC	04/04/19	17,866
USD	1,902,070	GBP	1,427,000	Citibank N.A.	04/04/19	6,329
USD	58,857	NZD	86,000	Citibank N.A.	04/04/19	253

						249,027

EUR	10,946,000	USD	12,460,707	Citibank N.A.	03/05/19	(9,155)
EUR	864,000	USD	986,852	HSBC Bank PLC	03/05/19	(4,014)
EUR	4,172,000	USD	4,765,217	HSBC Bank PLC	03/05/19	(19,385)
GBP	947,000	USD	1,259,197	Barclays Bank PLC	03/05/19	(3,080)
GBP	5,517,000	USD	7,335,784	Barclays Bank PLC	03/05/19	(17,942)
GBP	1,427,000	USD	1,899,154	Citibank N.A.	03/05/19	(6,358)
NZD	86,000	USD	58,820	Citibank N.A.	03/05/19	(253)
USD	109,098	EUR	96,000	Bank of America N.A.	03/05/19	(106)
USD	178,455	EUR	158,000	Bank of America N.A.	03/05/19	(1,277)
USD	6,816	EUR	6,000	Deutsche Bank AG	03/05/19	(10)

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,962	EUR	7,000	Deutsche Bank AG	03/05/19	$(1)
USD	2,259,281	GBP	1,713,000	Citibank N.A.	03/05/19	(12,871)
USD	1,245,668	GBP	947,000	HSBC Bank PLC	03/05/19	(10,449)
USD	7,247,567	GBP	5,517,000	State Street Bank and Trust Co.	03/05/19	(70,274)

						(155,175)

						$93,852

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Marsico Parent Superholdco LLC	46	12/14/19	USD	942.86	USD	—	$—

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.31.V1	5.00%	Quarterly	12/20/23	USD	8,134	$(587,015)	$(432,395)	$(154,620)
CDX.NA.IG.31.V1	1.00	Quarterly	12/20/23	USD	25,900	(512,308)	(412,535)	(99,773)

						$(1,099,323)	$(844,930)	$(254,393)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 2.62%	Quarterly	2.71%	Semi-annual	N/A		01/11/21	USD	17,800	$28,053	$69	$27,984
2.61%	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	N/A		02/04/21	USD	70,000	12,009	281	11,728
2.57	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	07/03/19	(a)	03/15/21	USD	36,490	16,614	152	16,462
3-Month LIBOR, 2.62%	Quarterly	2.70	Semi-annual	N/A		01/30/22	USD	20,850	76,994	150	76,844
3-Month LIBOR, 2.62%	Quarterly	2.60	Semi-annual	N/A		02/19/24	USD	5,650	6,950	49	6,901
3-Month LIBOR, 2.62%	Quarterly	2.54	Semi-annual	N/A		09/04/24	USD	7,900	29,987	75	29,912
2.60	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	N/A		09/04/24	USD	18,700	(130,054)	(54,690)	(75,364)
2.24	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	N/A		08/09/27	USD	17,400	589,711	236	589,475
3-Month LIBOR, 2.62%	Quarterly	2.75	Semi-annual	N/A		01/16/29	USD	3,320	4,182	50	4,132
3-Month LIBOR, 2.62%	Quarterly	2.72	Semi-annual	N/A		02/04/29	USD	8,500	(14,280)	129	(14,409)
3-Month LIBOR, 2.62%	Quarterly	2.67	Semi-annual	N/A		02/28/29	USD	6,950	(42,117)	106	(42,223)
3-Month LIBOR, 2.62%	Quarterly	2.73%	Semi-annual	N/A		03/04/29	USD	6,700	2,668	102	2,566
3.01%	Semi-annual	3-Month LIBOR, 2.62%	Quarterly	N/A		02/14/48	USD	6,000	(125,418)	177	(125,595)
3-Month LIBOR, 2.62%	Quarterly	2.88	Semi-annual	N/A		02/01/49	USD	5,650	(38,208)	165	(38,373)

									$417,091	$(52,949)	$470,040

(a)	Forward Swap.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	10	$(1,407)	$(880)	$(527)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	BB	EUR	21	(2,920)	(2,660)	(260)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	20	1,974	1,774	200
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	50	4,935	4,699	236

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW)

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Intrum Justitia AB	5.00%	Quarterly	Morgan Stanley & Co. International PLC	06/20/23	BB+	EUR	23	$2,284	$2,428	$(144)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	12/20/23	BB	EUR	40	(6,483)	(6,126)	(357)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	79	(307)	146	(453)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	62	(241)	577	(818)
Garfunkelux Holdco 2 SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	B-	EUR	13	(2,988)	(88)	(2,900)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/23	B-	EUR	6	(1,301)	103	(1,404)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/23	B-	EUR	24	(5,675)	452	(6,127)
Tesco PLC	1.00	Quarterly	Citibank N.A.	12/20/23	BBB-	EUR	50	(72)	(711)	639
Virgin Media, Inc.	5.00	Quarterly	Credit Suisse International	12/20/25	B	EUR	30	5,770	5,065	705
CMBX.NA.8.	3.00	Monthly	Barclays Bank PLC	10/17/57	CCC+	USD	5,000	(302,203)	(510,207)	208,004
CMBX.NA.8.	3.00	Monthly	Credit Suisse International	10/17/57	CCC+	USD	2,500	(151,101)	(252,133)	101,032
CMBX.NA.8.	3.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	CCC+	USD	4,450	(270,073)	(597,039)	326,966
CMBX.NA.9.	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	BB-	USD	7,550	(409,341)	(936,753)	527,412
CMBX.NA.9.	3.00	Monthly	Credit Suisse International	09/17/58	BB-	USD	5,000	(271,087)	(545,653)	274,566
CMBX.NA.9.	3.00	Monthly	Credit Suisse International	09/17/58	BB-	USD	5,000	(271,087)	(545,653)	274,566
CMBX.NA.9.	3.00	Monthly	Credit Suisse International	09/17/58	BB-	USD	5,000	(271,087)	(539,693)	268,606

								$(1,952,410)	$(3,922,352)	$1,969,942

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$1,741	$(899,620)	$766,004	$(550,357)
OTC Swaps	15,244	(3,937,596)	1,982,932	(12,990)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$573	$—	$75,197	$—	$75,770
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	249,027	—	—	249,027
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	766,004	—	766,004
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,998,176	—	—	—	—	1,998,176

	$—	$1,998,176	$573	$249,027	$841,201	$—	$3,088,977

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$161,468	$—	$161,468
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	155,175	—	—	155,175
Swaps — centrally cleared
Net unrealized depreciation(a)	—	254,393	—	—	295,964	—	550,357
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	3,950,586	—	—	—	—	3,950,586

	$—	$4,204,979	$—	$155,175	$457,432	$—	$4,817,586

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended February 28, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(3,020)	$—	$(379,491)	$—	$(382,511)
Forward foreign currency exchange contracts	—	—	—	1,029,954	—	—	1,029,954
Swaps	—	766,229	—	—	(402,771)	—	363,458

	$—	$766,229	$(3,020)	$1,029,954	$(782,262)	$—	$1,010,901

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,384	$—	$(90,278)	$—	$(88,894)
Forward foreign currency exchange contracts	—	—	—	(350,648)	—	—	(350,648)
Swaps	—	610,669	—	—	(376,954)	—	233,715

	$—	$610,669	$1,384	$(350,648)	$(467,232)	$—	$(205,827)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$119,510,177
Average notional value of contracts — short	$52,028,504
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$62,188,934
Average amounts sold — in USD	$30,684,877
Credit default swaps:
Average notional amount — buy protection	$17,017,000
Average notional amount — sell protection	$38,547,914
Interest rate swaps:
Average notional amount — pays fixed rate	$95,345,000
Average notional amount — receives fixed rate	$51,010,000
Total return swaps:
Average notional amount	$4,750,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW)

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$55,671	$106,770
Forward foreign currency exchange contracts	249,027	155,175
Swaps — Centrally cleared	37,247	—
Swaps — OTC(a)	1,998,176	3,950,586

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,340,121	$4,212,531
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(92,918)	(106,770)

Total derivative assets and liabilities subject to an MNA	$2,247,203	$4,105,761

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Barclays Bank PLC	$229,660	$(229,660)	$—	$—	$—
Citibank N.A.	125,799	(32,268)	—	(93,531)	—
Credit Suisse International	932,004	(932,004)	—	—	—
HSBC Bank PLC	26,827	(26,827)	—	—	—
JPMorgan Chase Bank N.A.	12,736	(4,395)	—	—	8,341
Morgan Stanley & Co. International PLC	856,806	(856,806)	—	—	—
UBS AG	63,371	—	—	—	63,371

	$2,247,203	$(2,081,960)	$—	$(93,531)	$71,712

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)
Bank of America N.A.	$1,383	$—	$—	$—	$1,383
Barclays Bank PLC	538,983	(229,660)	—	(309,323)	—
Citibank N.A.	32,268	(32,268)	—	—	—
Credit Suisse International	1,890,663	(932,004)	—	(958,659)	—
Deutsche Bank AG	11	—	—	—	11
HSBC Bank USA N.A.	33,848	(26,827)	—	—	7,021
JPMorgan Chase Bank N.A.	4,395	(4,395)	—	—	—
Morgan Stanley & Co. International PLC	1,533,936	(856,806)	—	(677,130)	—
State Street Bank and Trust Co.	70,274	—	—	—	70,274

	$4,105,761	$(2,081,960)	$—	$(1,945,112)	$78,689

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$36,827,953	$1,439,894	$38,267,847
Common Stocks(a)	3,443	44,421	1,205,061	1,252,925
Corporate Bonds	—	364,863,479	1,508,767	366,372,246
Floating Rate Loan Interests	—	225,181,902	14,648,902	239,830,804
Foreign Agency Obligations	—	18,792,296	—	18,792,296
Investment Companies	8,664,000	—	—	8,664,000
Non-Agency Mortgage-Backed Securities	—	11,310,102	—	11,310,102
Other Interests	—	—	10	10
Preferred Securities	13,009,059	43,785,315	—	56,794,374
U.S. Government Sponsored Agency Securities	—	30,613,006	—	30,613,006
U.S. Treasury Obligations	—	16,523,420	—	16,523,420
Short-Term Securities:
Foreign Agency Obligations	—	649,298	—	649,298
Money Market Funds	5,762,115	—	—	5,762,115
Liabilities:
Investments:
Unfunded Floating Rate Loan Interests(b)	—	(236)		(236)

	$27,438,617	$748,590,956	$18,802,634	$794,832,207

Investments Valued at NAV(c)				52,692

				$794,884,899

Derivative Financial Instruments(d)
Assets:
Credit contracts	$—	$1,982,932	$—	$1,982,932
Equity contracts	573	—	—	573
Forward foreign currency contracts	—	249,027	—	249,027
Interest rate contracts	75,197	766,004	—	841,201
Liabilities:
Credit contracts	—	(267,383)	—	(267,383)
Forward foreign currency contracts	—	(155,175)	—	(155,175)
Interest rate contracts	(161,468)	(295,964)	—	(457,432)

	$(85,698)	$2,279,441	$—	$2,193,743

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	As of February 28, 2019, certain of the Fund’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.
(d)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $200,612,412 are categorized within as Level 2 the disclosure hierarchy.

During the six months ended February 28, 2019, there were no transfers between Level 1 and Level 2.

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Limited Duration Income Trust (BLW)

A reconciliation of Level 3 Investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Grand Total
Assets:
Opening balance, as of August 31, 2018	$1,581,044	$2,336,114	$1,507,493	$9,733,052	$10	$15,157,713
Transfers into Level 3(a)	—	—	—	10,760,766	—	10,760,766
Transfers out of Level 3(b)	—	—	—	(4,061,685)	—	(4,061,685)
Accrued discounts/premiums	(46,129)	—	(50,410)	(184)	—	(96,723)
Net realized gain (loss)	(87,372)	27,445	12	(141,542)	—	(201,457)
Net change in unrealized appreciation (depreciation)(c)	80,592	(1,116,056)	51,684	(84,414)	—	(1,068,194)
Purchases	—	100,687	—	4,348,313	—	4,449,000
Sales	(88,241)	(143,129)	(12)	(5,905,404)	—	(6,136,786)

Closing balance, as of February 28, 2019	$1,439,894	$1,205,061	$1,508,767	$14,648,902	$10	$18,802,634

Net change in unrealized appreciation (depreciation) on investments still held at February 28, 2019(c)	$80,592	$(1,116,056)	$51,684	$(116,578)	$—	$(1,100,358)

(a)

As of August 31, 2018, the Fund used observable inputs in determining the value of certain investments. As of February 28, 2019, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of August 31, 2018, the Fund used significant unobservable inputs in determining the value of certain investments. As of February 28, 2019, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at February 28, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Statements of Assets and Liabilities  (unaudited)

February 28, 2019

	FRA	BLW

ASSETS
Investments at value — unaffiliated(a)	$750,688,032	$789,123,020
Investments at value — affiliated(b)	11,368,747	5,762,115
Cash	2,078,334	551,990
Cash pledged:
Collateral — OTC derivatives	—	2,770,000
Centrally cleared swaps	—	837,170
Collateral — reverse repurchase agreements	—	218,451
Futures contracts	—	557,672
Foreign currency at value(c)	16,033	4,175,034
Receivables:
Investments sold	25,330,803	12,406,283
Interest — unaffiliated	2,136,465	7,864,657
Dividends — affiliated	8,541	22,757
Variation margin on futures contracts	—	55,671
Variation margin on centrally cleared swaps	—	37,247
Reverse repurchase agreements	—	998,360
Swap premiums paid	—	15,244
Unrealized appreciation on:
OTC swaps	99,304	1,982,932
Forward foreign currency exchange contracts	96,446	249,027
Prepaid expenses	14,088	14,082

Total assets	791,836,793	827,641,712

LIABILITIES
Cash received as collateral — OTC derivatives	—	260,000
Reverse repurchase agreements at value	—	200,612,412
Payables:
Bank borrowings	205,000,000	—
Investments purchased	49,020,961	22,384,015
Interest expense	532,190	—
Investment advisory fees	423,152	330,766
Other accrued expenses	339,916	341,600
Income dividend distributions	94,420	100,398
Directors’ and Officer’s fees	7,317	437,078
Options written	3,587	—
Capital shares redeemed	—	210,535
Variation margin on futures contracts	—	106,770
Swap premiums received	—	3,937,596
Unrealized depreciation on:
Forward foreign currency exchange contracts	52,301	155,175
OTC derivatives	—	12,990
Unfunded floating rate loan interests	702	236

Total liabilities	255,474,546	228,889,571

NET ASSETS	$536,362,247	$598,752,141

NET ASSETS CONSIST OF
Paid-in capital(d)(e)(f)	$573,693,243	$641,725,615
Accumulated loss	(37,330,996)	(42,973,474)

NET ASSETS	$536,362,247	$598,752,141

Net asset value, offering and redemption price per share	$14.55	$16.54

(a) Investments at cost — unaffiliated	$763,119,214	$799,366,722
(b) Investments at cost — affiliated	$11,368,747	$5,762,115
(c) Foreign currency at cost	$15,859	$4,217,406
(d) Par value	$0.100	$0.001
(e) Shares outstanding	36,854,446	36,191,387
(f) Shares authorized	200 million	unlimited

See notes to financial statements.

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended February 28, 2019

	FRA	BLW

INVESTMENT INCOME
Interest — unaffiliated	$21,055,940	$21,797,700
Dividends — unaffiliated	428,911	616,153
Dividends — affiliated	20,980	93,434
Other income	331,632	120,757

Total investment income	21,837,463	22,628,044

EXPENSES
Investment advisory	2,834,457	2,212,463
Custodian	136,954	80,837
Professional	105,535	85,556
Accounting services	56,211	63,702
Offering	30,883	—
Transfer agent	29,550	35,394
Directors and Officer	22,002	45,302
Printing	13,825	12,040
Registration	7,162	7,119
Miscellaneous	13,465	45,829

Total expenses excluding interest expense	3,250,044	2,588,242
Interest expense	3,443,427	2,957,686

Total expenses	6,693,471	5,545,928
Less fees waived and/or reimbursed by the Manager	(602)	(2,924)

Total expenses after fees waived and/or reimbursed	6,692,869	5,543,004

Net investment income	15,144,594	17,085,040

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,397,995)	(6,162,161)
Futures contracts	—	(382,511)
Forward foreign currency exchange contracts	146,068	1,029,954
Foreign currency transactions	117,455	(175,286)
Capital gain distributions from investment companies — affiliated	(815)	(261)
Swaps	(704,179)	363,458

	(6,839,466)	(5,326,807)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(5,850,389)	(1,159,035)
Futures contracts	—	(88,894)
Forward foreign currency exchange contracts	(10,057)	(350,648)
Foreign currency translations	(104,292)	8,254
Swaps	99,304	233,715
Unfunded floating rate loan interests	2,510	546

	(5,862,924)	(1,356,062)

Net realized and unrealized loss	(12,702,390)	(6,682,869)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$2,442,204	$10,402,171

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets

	FRA		BLW
	Six Months Ended 02/28/19 (unaudited)	Year Ended 08/31/18(a)	Six Months Ended 02/28/19 (unaudited)	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$15,144,594	$29,305,147	$17,085,040	$34,941,919
Net realized gain (loss)	(6,839,466)	638,332	(5,326,807)	7,252,073
Net change in unrealized appreciation (depreciation)	(5,862,924)	(3,031,229)	(1,356,062)	(19,132,912)

Net increase in net assets resulting from operations	2,442,204	26,912,250	10,402,171	23,061,080

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)(c)
Decrease in net assets resulting from distributions to shareholders	(16,759,107)	(27,514,809)	(17,397,017)	(35,259,837)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(4,690,499)	—	(6,301,312)	(5,481,140)

NET ASSETS(b)(c)
Total decrease in net assets	(19,007,402)	(602,559)	(13,296,158)	(17,679,897)
Beginning of period	555,369,649	555,972,208	612,048,299	629,728,196

End of period	$536,362,247	$555,369,649	$598,752,141	$612,048,299

(a)	Consolidated Statements of Changes in Net Assets through November 30, 2017.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended February 28, 2019

	FRA	BLW

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$2,442,204	$10,402,171
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	242,876,380	241,625,283
Purchases of long-term investments	(195,006,374)	(192,909,329)
Net proceeds from purchases of short-term securities	(11,213,365)	(6,168,770)
Amortization of premium and accretion of discount on investments and other fees	(741,651)	139,442
Premiums paid on closing options written	3,587	—
Net realized loss on investments	6,397,995	6,162,161
Net unrealized depreciation on investments, swaps, foreign currency translations and unfunded floating rate loan interests	5,758,632	637,956

(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	636,358	365,115
Dividends — affiliated	(7,054)	(13,252)
Variation margin on futures contracts	—	(28,577)
Variation margin on centrally cleared swaps	—	(37,247)
Swap premiums paid	—	5,647
Prepaid expenses	(5,091)	(4,331)
Offering costs	30,883	—

Increase (Decrease) in Liabilities:
Cash received:
Collateral — OTC derivatives	—	110,000
Payables:
Investment advisory fees	(80,508)	(69,140)
Interest expense and fees	(33,484)	553,993
Directors’ and Officer’s	(1,222)	7,758
Variation margin on futures contracts	—	45,631
Variation margin on centrally cleared swaps	—	(114,007)
Other accrued expenses	(45,866)	(98,885)
Swap premiums received	—	(36,155)

Net cash provided by operating activities	51,011,424	60,575,464

CASH USED FOR FINANCING ACTIVITIES
Payments on redemption of Common Shares	(4,690,499)	(6,211,787)
Net borrowing of reverse repurchase agreements	—	(35,562,094)
Proceeds from bank borrowings	(172,000,000)	—
Payments for bank borrowings	144,000,000	—
Cash dividends paid to Common Shareholders	(16,745,463)	(17,389,379)

Net cash used for financing activities	(49,435,962)	(59,163,260)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$188	$(828)

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	1,575,650	1,411,376
Restricted and unrestricted cash and foreign currency at beginning of period	518,717	7,698,941

Restricted and unrestricted cash and foreign currency at end of period	$2,094,367	$9,110,317

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$3,476,911	$2,403,693

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statement of Cash Flows  (unaudited) (continued)

Six Months Ended February 28, 2019

	FRA	BLW

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$2,078,334	$551,990
Cash pledged:
Collateral — reverse repurchase agreements	—	218,451
Collateral — OTC derivatives	—	2,770,000
Futures contracts	—	557,672
Centrally cleared swaps	—	837,170
Foreign currency at value	16,033	4,175,034

	$2,094,367	$9,110,317

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$508,498	$172,706
Cash pledged:
Collateral — reverse repurchase agreements	—	908,000
Collateral — OTC derivatives	—	3,540,000
Futures contracts	—	497,859
Centrally cleared swaps	—	1,017,170
Foreign currency at value	10,219	1,563,206

	$518,717	$7,698,941

See notes to financial statements.

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	FRA
	Six Months Ended 02/28/19 (unaudited)		Year Ended August 31,
			2018 (a)	2017 (a)	2016 (a)	2015 (a)		2014 (a)

Net asset value, beginning of period	$14.92		$14.93	$14.78	$14.91	$15.38		$15.36

Net investment income(b)	0.41		0.79	0.76	0.76	0.81		0.87
Net realized and unrealized gain (loss)	(0.33)		(0.06)	0.20	(0.14)	(0.47)		0.04

Net increase from investment operations	0.08		0.73	0.96	0.62	0.34		0.91

Distributions from net investment income(c)	(0.45)		(0.74)	(0.81)	(0.75)	(0.81)		(0.89)

Net asset value, end of period	$14.55		$14.92	$14.93	$14.78	$14.91	(d)	$15.38

Market price, end of period	$12.93		$13.80	$14.10	$13.70	$12.94		$14.26

Total Return(e)
Based on net asset value	1.03	%(f)	5.28%	6.93%	5.00%	2.88	%(d)	6.45%

Based on market price	(2.93	)%(f)	3.11%	8.95%	12.14%	(3.71)%		1.33%

Ratios to Average Net Assets(h)
Total expenses	2.50	%(g)	2.23%	1.88%	1.54%	1.56%		1.48%

Total expenses after fees waived and/or reimbursed	2.50	%(g)	2.22%	1.88%	1.54%	1.56%		1.48%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.21	%(g)	1.20%	1.21%	1.14%	1.19%		1.15%

Net investment income	5.65	%(g)	5.27%	5.08%	5.27%	5.39%		5.65%

Supplemental Data
Net assets, end of period (000)	$536,362		$555,370	$555,972	$550,271	$555,104		$572,463

Borrowings outstanding, end of period (000)	$205,000		$233,000	$237,000	$225,000	$196,000		$235,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,617		$3,385	$3,346	$3,446	$3,832		$3,436

Portfolio turnover rate	27%		57%	64%	48%	43%		58%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value per share and total return performance presented herein are different than the information previously published on August 31, 2015.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 02/28/19 (unaudited)	Year Ended August 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.02%	0.01%	N/A	N/A	N/A	N/A

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BLW
	Six Months Ended 02/28/19 (unaudited)		Year Ended August 31,
			2018	2017	2016	2015 (a)		2014 (a)

Net asset value, beginning of period	$16.71		$17.02	$16.84	$17.04	$18.09		$17.54

Net investment income(b)	0.47		0.95	1.01	1.32	1.16		1.26
Net realized and unrealized gain (loss)	(0.16)		(0.31)	0.44	(0.22)	(0.92)		0.51

Net increase from investment operations	0.31		0.64	1.45	1.10	0.24		1.77

Distributions from net investment income(c)	(0.48)		(0.95)	(1.27)	(1.30)	(1.29)		(1.22)

Net asset value, end of period	$16.54		$16.71	$17.02	$16.84	$17.04	(d)	$18.09

Market price, end of period	$14.84		$15.06	$15.99	$15.74	$14.60		$16.81

Total Return(e)
Based on net asset value	2.35	%(f)	4.42%	9.62%	7.78%	2.23	%(d)	10.77%

Based on market price	1.89	%(f)	0.18%	10.18%	17.59%	(5.74)%		6.89%

Ratios to Average Net Assets
Total expenses	1.88	%(g)(h)	1.73%	1.45%	1.21%	1.15%		1.14%

Total expenses after fees waived and/or reimbursed	1.88	%(g)(h)	1.73%	1.45%	1.21%	1.15%		1.14%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.88	%(g)(h)	0.89%	0.89%	0.89%	0.92%		0.92%

Net investment income	5.78	%(g)(h)	5.60%	6.00%	8.04%	6.65%		7.00%

Supplemental Data
Net assets, end of period (000)	$598,752		$612,048	$629,728	$623,219	$630,388		$669,382

Borrowings outstanding, end of period (000)	$200,623		$234,622	$252,280	$263,445	$264,036		$293,890

Portfolio turnover rate	26%		50%	55%	54%	47%		57%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value per share and total return performance presented herein are different than the information previously published on August 31, 2015.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Annualized.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

64	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	Maryland	Diversified
BlackRock Limited Duration Income Trust	BLW	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of FRA include the account of FRA Subsidiary, LLC (the “Taxable Subsidiary”). As of period end, the Taxable Subsidiary, which was wholly-owned by FRA, was dissolved. The Taxable Subsidiary enabled FRA to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary were taxable to such subsidiary. There was no tax provision required for income or realized gains during the period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities and payment-in-kind interest are recognized on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (unaudited) (continued)

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

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Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

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Notes to Financial Statements  (unaudited) (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (unaudited) (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of February 28, 2019, certain investments of BLW were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of the Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable

68	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the funds had the following unfunded floating rate loan interests:

Fund	Borrower	Par	Commitment Amount	Value	Unrealized Depreciation
FRA	DentalCorp Perfect Smile ULC	$57,522	$57,613	$56,911	$(702)
BLW	DentalCorp Perfect Smile ULC	19,308	19,338	19,102	(236)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (unaudited) (continued)

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended February 28, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for BLW was $215,351,477 and 2.78%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BLW’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount (b)
Barclays Capital, Inc.	$23,494,111	$(23,494,111)	$—	$—
BNP Paribas S.A.	24,752,892	(24,752,892)	—	—
Credit Suisse Securities (USA) LLC	519,605	(519,605)	—	—
Deutsche Bank Securities, Inc.	2,830,861	(2,830,861)	—	—
Goldman Sachs & Co LLC	4,246,978	(4,246,978)	—	—
HSBC Securities (USA), Inc.	66,282,570	(66,282,570)	—	—
J.P. Morgan Securities LLC	200,528	(200,528)	—	—
RBC Capital Markets, LLC	65,060,019	(65,060,019)	—	—
Royal Bank of Canada	4,602,703	(4,102,133)	—	500,570
UBS Ltd.	6,441,847	(6,441,847)	—	—
UBS Securities LLC	2,180,298	(2,180,298)	—	—

	$200,612,412	$(200,111,842)	$—	$500,570

(a)

Net collateral, including accrued interest, with a value of $227,399,996 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

70	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (unaudited) (continued)

swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

72	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, FRA pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities.

For such services, BLW pays the Manager a monthly fee at an annual rate equal to 0.55% of the average weekly value of the Fund’s managed assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “managed assets” mean the total assets of the Fund minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Distribution Fees: FRA had entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of FRA common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”); however, as of February 28, 2019, FRA is no longer actively engaged in a Shelf Offering and has no effective registration statement or current prospectus and the Distribution Agreement with FRA has been terminated. Pursuant to the Distribution Agreement, FRA will compensate BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of FRA’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended February 28, 2019 amounted to $0 since no sales of FRA’s common shares were made prior to termination of the Distribution Agreement.

Expense Waivers: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended February 28, 2019, the amounts waived were as follows:

	FRA	BLW
Amounts waived	$602	$2,924

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019 for BLW and through December 31, 2019 for FRA. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. These amounts are included as fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended February 28, 2019, there were no amounts waived in investment advisory fees pursuant to these arrangements.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended February 28, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
BLW	$—	$117,597	$8,328

7.	PURCHASES AND SALES

For the six months ended February 28, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

Purchases
	FRA	BLW
Non-U.S. Government Securities	$212,148,289	$190,360,004
U.S. Government Securities	—	16,210,276

	$212,148,289	$206,570,280

Sales
	FRA	BLW
Non-U.S. Government Securities (includes paydowns)	$262,391,329	$251,185,836
U.S. Government Securities	—	—

	$262,391,329	$251,185,836

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (unaudited) (continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of February 28, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of August 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires	FRA	BLW
No expiration date(a)	$18,291,581	$29,620,342
2019	2,206,081	—

Total	$20,497,662	$29,620,342

(a)	Must be utilized prior to losses subject to expiration.

As of February 28, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	FRA	BLW
Tax cost	$774,617,862	$805,415,250

Gross unrealized appreciation	$1,569,395	$10,829,878
Gross unrealized depreciation	(13,987,029)	(19,166,250)

Net unrealized appreciation (depreciation)	$(12,417,634)	$(8,336,372)

9.	BANK BORROWINGS

FRA is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to FRA. As of period end, FRA has not received any notice to terminate. FRA has granted a security interest in substantially all of its assets to SSB. The SSB Agreement allows for a maximum commitment of $274,000,000.

Advances will be made by SSB to FRA, at FRA’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, FRA paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to FRA as of period end are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

FRA may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended February 28, 2019, the average amount of bank borrowings and the daily weighted average interest rates for FRA with loans under the revolving credit agreements were $ 221,906,077 and 3.13%, respectively.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

74	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

11.	CAPITAL SHARE TRANSACTIONS

FRA is authorized to issue 200 million shares, all of which were initially classified as Common Shares. BLW is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Fund’s shares is $0.10 and $0.001, respectively. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Each Fund participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2017 through November 30, 2018, each Fund was permitted to repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. From December 1, 2018 through November 30, 2019, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in Funds’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	FRA		BLW
	Shares	Amount	Shares	Amount
Six Months Ended February 28, 2019	378,042	$4,690,499	445,229	$6,301,312
Year Ended August 31, 2018	—	—	367,238	5,481,140

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (unaudited) (continued)

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

Net Investment Income
FRA	$27,514,809
BLW	35,259,837

Undistributed (distributions in excess of) net investment income as of August 31, 2018 is as follows:

Undistributed Net Investment Income
FRA	$3,993,685
BLW	634,190

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
FRA	$0.0695	$0.0695
BLW	0.0795	0.0795

(a)	Net investment income dividend paid on March 29, 2019 to Common Shareholders of record on March 15, 2019.
(b)	Net investment income dividend declared on April 1, 2019, payable to Common Shareholders of record on April 15, 2019.

76	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Director

Karen P. Robards, Co-Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

Henry Gabbay, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective January 1, 2019, Richard E. Cavanagh and Karen P. Robards were appointed as a Co-Chair of the Board. Prior to January 1, 2019, Mr. Cavanagh served as Chair of the Board and Ms. Robards served as Vice Chair of the Board. In addition, effective January 1, 2019, Henry Gabbay was appointed as a Director of each Fund.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	77

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s offerings and the information contained in its Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

78	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

BRL	Brazilian Real

EUR	Euro

GBP	British Pound

MXN	Mexican Peso

NZD	New Zealand Dollar

USD	U.S. Dollar

Portfolio Abbreviations

ABS	Asset-Backed Security

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FNMA	Federal National Mortgage Association

LIBOR	London Interbank Offered Rate

PIK	Payment-In-Kind

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	79

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFT-BK3-2/19-SAR

Item 2  –  Code of Ethics – Not Applicable to this semi-annual report

Item 3  –  Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4  –  Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5  –  Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6  –  Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8  –  Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
September 1-30, 2018	0	$0	0	1,861,624
October 1-31, 2018	0	$0	0	1,861,624
November 1-30, 2018	112,635	$12.6961	112,635	1,748,989
December 1-31, 2018	68,901	$12.1321	68,901	1,787,091
January 1-31, 2019	196,506	$12.3191	196,506	1,590,585
February 1-28, 2019	0	$0	0	1,590,585
Total:	378,042	$12.3973	378,042	1,590,585

1On September 6, 2017, the Fund announced a continuation of the open market share repurchase program pursuant to which the Fund may repurchase through November 30, 2018, up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions. On September 7, 2018, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2018, the Fund may repurchase through November 30, 2019, up to 5% of its common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

2

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Floating Rate Income Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: May 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: May 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: May 3, 2019

4